EXHIBIT 10.1

                      FINANCING AND SECURITY AGREEMENT

                                BY AND AMONG

                FLANDERS CORPORATION, FLANDERS FILTERS, INC.,
                   FLANDERS AIRPURE PRODUCTS COMPANY, LLC,
                      FLANDERS INTERNATIONAL PTE, LTD,
                            PRECISIONAIRE, INC.,
                        FLANDERS AIRPURE WEST, INC.,
                      CHARCOAL SERVICE CORPORATION, AND
                       AIR SEAL FILTERS HOUSINGS, INC.
                                     AND
                              NATIONSBANK, N.A.


                         Dated:  September 19, 1996

                                  ARTICLE 1

                                 DEFINITIONS

SECTION 1.1     Certain Defined Terms .......................................  1
SECTION 1.2     Accounting Terms and Other Definitional Provisions .......... 27

                                  ARTICLE 2

                            THE CREDIT FACILITIES

SECTION 2.1     The Revolving Credit Facility ............................... 28
        2.1.1   Revolving Credit Facility ................................... 28
        2.1.2   Procedure for Making Advances Under the Revolving
                Loan; Lender Protection Loans ............................... 29
        2.1.3   Borrowing Base  ............................................. 29
        2.1.4   Borrowing Base Report ....................................... 31
        2.1.5   Revolving Credit Note ....................................... 31
        2.1.6   Mandatory Prepayments of Revolving Loan ..................... 31
        2.1.7   Optional Prepayments of Revolving Loan ...................... 32
        2.1.8   The Collateral Account ...................................... 32
        2.1.9   Revolving Loan Account ...................................... 33
        2.1.10  Revolving Credit Unused Line Fee ............................ 34
        2.1.11  Early Termination Fee ....................................... 34
        2.1.12  Required Availability under the Revolving Credit
                Facility .................................................... 35
SECTION 2.2     The Term Loan Facility ...................................... 35
        2.2.1   Term Loan Commitment ........................................ 35
        2.2.2   The Term Note ............................................... 35
        2.2.3   Mandatory Prepayments of Term Loan .......................... 36
        2.2.4   Optional Prepayments of Term Loan ........................... 37
SECTION 2.3     General Financing Provisions ................................ 37
        2.3.1   Borrowers' Representatives .................................. 37
        2.3.2   Use of Proceeds of the Loans ................................ 39
        2.3.3   Origination Fee ............................................. 39
        2.3.4   Field Examination Fees ...................................... 39
        2.3.5   Computation of Interest and Fees ............................ 40
        2.3.6   Payments .................................................... 40
        2.3.7   Liens; Setoff ............................................... 40
        2.3.8   Requirements of Law ......................................... 41
        2.3.10  Guaranty .................................................... 43

                                  ARTICLE 3

                               THE COLLATERAL

SECTION 3.1     Debt and Obligations Secured ................................ 46
SECTION 3.2     Grant of Liens .............................................. 46
SECTION 3.3     Collateral Disclosure List .................................. 47
SECTION 3.4     Personal Property ........................................... 48

        3.4.1   Securities, Chattel Paper, Promissory Notes, etc. ........... 48
        3.4.2   Patents, Copyrights and Other Property Requiring
                Additional Steps to Perfect ................................. 49
SECTION 3.5     Record Searches ............................................. 49
SECTION 3.6     Costs ....................................................... 49
SECTION 3.7     Release ..................................................... 49
SECTION 3.8     Inconsistent Provisions     50


                                  ARTICLE 4

                       REPRESENTATIONS AND WARRANTIES

SECTION 4.1     Representations and Warranties .............................. 50
        4.1.1   Subsidiaries ................................................ 50
        4.1.2   Good Standing ............................................... 50
        4.1.3   Power and Authority ......................................... 50
        4.1.4   Binding Agreements .......................................... 51
        4.1.5   No Conflicts ................................................ 51
        4.1.6   No Defaults, Violations ..................................... 51
        4.1.7   Compliance with Laws ........................................ 52
        4.1.8   Margin Stock ................................................ 52
        4.1.9   Investment Company Act; Margin Securities ................... 52
        4.1.10  Litigation .................................................. 52
        4.1.11  Financial Condition ......................................... 53
        4.1.12  Proforma Financial Statements ............................... 53
        4.1.13  Full Disclosure ............................................. 54
        4.1.14  Indebtedness for Borrowed Money ............................. 54
        4.1.15  Subordinated Debt ........................................... 54
        4.1.16  Equity Offering Documents; Purchase Agreement
                Documents ................................................... 54
        4.1.17  Taxes ....................................................... 55
        4.1.18  ERISA ....................................................... 55
        4.1.19  Title to Properties ......................................... 55
        4.1.20  Patents, Trademarks, Etc. ................................... 56
        4.1.21  Employee Relations .......................................... 56
        4.1.22  Presence of Hazardous Materials or Hazardous
                Materials Contamination ..................................... 56
        4.1.23  Perfection and Priority of Collateral ....................... 57
        4.1.24  Places of Business and Location of Collateral ............... 57
        4.1.25  Equipment ................................................... 57
        4.1.26  Inventory ................................................... 57
        4.1.27  Accounts .................................................... 58
        4.1.28  Compliance with Eligibility Standards ....................... 58
        4.1.29  Equity ...................................................... 58
        4.1.30  Purchase Agreement Transactions ............................. 59
        4.1.31  Securities Acts ............................................. 59
        4.1.32  Governmental Regulation ..................................... 59
SECTION 4.2     Survival; Updates of Representations and
                Warranties .................................................. 60

                                  ARTICLE 5

                            CONDITIONS PRECEDENT

SECTION 5.1     Conditions to the Initial Advance ........................... 60
        5.1.1   Organizational Documents - Borrower ......................... 60
        5.1.2   Opinion of Borrower's Counsel ............................... 61
        5.1.3   Consents, Licenses, Approvals, Etc. ......................... 61
        5.1.4   Notes ....................................................... 61
        5.1.5   Financing Documents and Collateral .......................... 61
        5.1.6   Other Financing Documents ................................... 62
        5.1.7   Other Documents, Etc. ....................................... 62
        5.1.8   Payment of Fees ............................................. 62
        5.1.9   Collateral Disclosure List .................................. 62
        5.1.10  Recordings and Filings ...................................... 62
        5.1.11  Insurance Certificate ....................................... 62
        5.1.12  Landlord's Waivers .......................................... 62
        5.1.13  Field Examination ........................................... 62
        5.1.14  Appraisal ................................................... 63
        5.1.15  Proforma Balance Sheet and Projections ...................... 63
        5.1.16  Stock Certificates and Stock Powers ......................... 63
        5.1.17  Subordination Agreement ..................................... 63
        5.1.18  Subordinated Indebtedness; Equity ........................... 63
        5.1.19  Closing Escrow .............................................. 64
        5.1.20  Purchase Agreement Transactions ............................. 64
        5.1.21  Opinions .................................................... 65
SECTION 5.2     Conditions to all Extensions of Credit ...................... 65
        5.2.1   Compliance .................................................. 65
        5.2.2   Borrowing Base .............................................. 65
        5.2.3   Default ..................................................... 65
        5.2.4   Representations and Warranties .............................. 65
        5.2.5   Adverse Change .............................................. 65
        5.2.6   Legal Matters ............................................... 65

                                  ARTICLE 6

                         COVENANTS OF THE BORROWERS

SECTION 6.1     Affirmative Covenants ....................................... 66
        6.1.1   Financial Statements ........................................ 66
        6.1.2   Reports to SEC and to Stockholders .......................... 68
        6.1.3   Recordkeeping, Rights of Inspection, Field Exami-
                nation, Etc. ................................................ 68
        6.1.4   Existence ................................................... 69
        6.1.5   Compliance with Laws ........................................ 69
        6.1.6   Preservation of Properties .................................. 69
        6.1.7   Line of Business ............................................ 69
        6.1.8   Insurance ................................................... 69
        6.1.9   Taxes ....................................................... 70
        6.1.10  ERISA ....................................................... 70
        6.1.11  Notification of Events of Default and Adverse
                Developments ................................................ 71

        6.1.12  Hazardous Materials; Contamination .......................... 72
        6.1.13  Disclosure of Significant Transactions ...................... 73
        6.1.14  Financial Covenants ......................................... 73
            (a) Tangible Net Worth .......................................... 73
            (b) Fixed Charge Coverage Ratio ................................. 73
        6.1.15  Collection of Receivables ................................... 76
        6.1.16  Assignments of Receivables .................................. 76
        6.1.17  Government Accounts ......................................... 77
        6.1.18  Notice of Returned Goods, etc. .............................. 77
        6.1.19  Inventory ................................................... 77
        6.1.20  Insurance With Respect to Equipment and Inventory ........... 78
        6.1.21  Maintenance of the Collateral ............................... 78
        6.1.22  Equipment ................................................... 79
        6.1.23  Defense of Title and Further Assurances ..................... 79
        6.1.24  Business Names; Locations ................................... 80
        6.1.25  Subsequent Opinion of Counsel as to Recording
                Requirements ................................................ 80
        6.1.26  Use of Premises and Equipment ............................... 80
        6.1.27  Protection of Collateral .................................... 80
SECTION 6.2     Negative Covenants .......................................... 81
        6.2.1   Capital Structure, Merger, Acquisition or Sale of
                Assets ...................................................... 81
        6.2.2   Subsidiaries ................................................ 81
        6.2.3   Issuance of Stock ........................................... 81
        6.2.4   Purchase or Redemption of Securities, Dividend
                Restrictions ................................................ 82
        6.2.5   Indebtedness ................................................ 82
        6.2.6   Investments, Loans and Other Transactions ................... 82
        6.2.7   Operating Lease Obligations ................................. 83
        6.2.8   Capital Expenditures ........................................ 83
        6.2.9   Stock of Subsidiaries ....................................... 84
        6.2.10  Subordinated Indebtedness ................................... 84
        6.2.11  Liens; Confessed Judgment ................................... 85
        6.2.12  Transactions with Affiliates ................................ 85
        6.2.13  Other Businesses ............................................ 85
        6.2.14  ERISA Compliance ............................................ 85
        6.2.15  Prohibition on Hazardous Materials .......................... 85
        6.2.16  Amendments .................................................. 86
        6.2.17  Method of Accounting; Fiscal Year ........................... 86
        6.2.18  Compensation ................................................ 86
        6.2.19  Transfer of Collateral ...................................... 86
        6.2.20  Sale and Leaseback .......................................... 86
        6.2.21  Disposition of Collateral ................................... 86

                                  ARTICLE 7

                       DEFAULT AND RIGHTS AND REMEDIES

SECTION 7.1     Events of Default ........................................... 87
        7.1.1   Failure to Pay .............................................. 87
        7.1.2   Breach of Representations and Warranties .................... 87
        7.1.3   Failure to Comply with Specific Covenants ................... 87

        7.1.4   Failure to Comply with Other Covenants ...................... 87
        7.1.5   Default Under Other Financing Documents or
                Obligations ................................................. 88
        7.1.6   Receiver; Bankruptcy ........................................ 88
        7.1.7   Involuntary Bankruptcy, etc. ................................ 88
        7.1.8   Judgment .................................................... 89
        7.1.9   Execution; Attachment ....................................... 89
        7.1.10  Default Under Other Borrowings .............................. 89
        7.1.12  Material Adverse Change ..................................... 90
        7.1.13  Change in Ownership ......................................... 90
        7.1.14  Liquidation, Termination, Dissolution, Change in
                Management, etc. ............................................ 90
SECTION 7.2     Remedies .................................................... 90
        7.2.1   Acceleration ................................................ 90
        7.2.2   Further Advances ............................................ 90
        7.2.3   Uniform Commercial Code ..................................... 90
        7.2.4   Specific Rights With Regard to Collateral ................... 92
        7.2.5   Application of Proceeds ..................................... 93
        7.2.6   Performance by Lender ....................................... 93
        7.2.7   Other Remedies .............................................. 94

                                  ARTICLE 8

                                MISCELLANEOUS

SECTION 8.1     Notices ..................................................... 94
SECTION 8.2     Amendments; Waivers ......................................... 95
SECTION 8.3     Cumulative Remedies ......................................... 96
SECTION 8.4     Severability ................................................ 97
SECTION 8.5     Assignments by Lender ....................................... 97
SECTION 8.6     Successors and Assigns ...................................... 98
SECTION 8.7     Continuing Agreements ....................................... 98
SECTION 8.8     Enforcement Costs ........................................... 99
SECTION 8.9     Applicable Law; Jurisdiction ................................ 99
SECTION 8.10    Duplicate Originals and Counterparts ........................100
SECTION 8.11    Headings ....................................................100
SECTION 8.12    No Agency ...................................................100
SECTION 8.13    Date of Payment .............................................101
SECTION 8.14    Entire Agreement ............................................101
SECTION 8.15    Waiver of Trial by Jury .....................................101
SECTION 8.16    Liability of the Lender .....................................101

                      FINANCING AND SECURITY AGREEMENT

    THIS FINANCING AND SECURITY AGREEMENT (this "Agreement") is made this 19th day of September, 1996, by and among FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Flanders Corporation, Flanders Filters, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower"); and NATIONSBANK, N.A., a national banking association (the "Lender").

                                  RECITALS

    A. The Borrowers have applied jointly and severally to the Lender for certain credit facilities consisting of (i) a revolving credit facility in the maximum principal amount of $25,000,000 and (ii) a term facility in the maximum principal amount of $6,500,000, each to be used by and available to the Borrowers for the Permitted Uses described in this Agreement.

    B. The Lender is willing to make the credit facilities available to the Borrowers upon the terms and subject to the conditions set forth in this Agreement.


                                  ARTICLE 1

                                 DEFINITIONS

    SECTION 1.1 Certain Defined Terms. As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

        "Account" individually and "Accounts" collectively mean all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in, or a lease of, goods, all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold or leased, services rendered, loans and advances made or other considerations given, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including, without limitation, real property mortgages and deeds of trust) and letters of credit given by any person with respect to any of the foregoing, all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

        "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obli- gated on the Receivables.

        "Affiliate" means, with respect to any designated Person, any other Person, (i) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated, (ii) directly or indirectly owning or holding 10 percent (10%) or more of any equity interest in such designated Person, or (iii) ten percent (10%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person, excluding, however any corporation whose common stock is traded on a national securities exchange. For purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.

        "Agreement" means this Financing and Security Agreement, as amended, restated, supplemented or otherwise modified in writing in accordance with the provisions of Section 8.2 of this Agreement.

        "Asset Disposition" means the disposition of any or all of the Assets of any Borrower or any Subsidiary of any Borrower, whether by sale, lease, transfer or other disposition (including any such disposition effected by way of merger or consolidation) other than (i) sales of Inventory, (ii) licensing of Patents, Trademarks and/or Copyrights, and (iii) dispositions of worn, used, surplus or obsolete Equipment, all in the ordinary course of business.

        "Assets" means at any date all assets that, in accordance with GAAP consistently applied, should be classified as assets on a consolidated balance sheet of the Borrowers and their respective Subsidiaries.

        "Assignment of Copyrights" means (i) that certain assignment of copyrights dated as of the Closing Date from Flanders Filters for the benefit of the Lender and (ii) that certain assignment of copyrights dated as of the Closing Date from Precisionaire for the benefit of the Lender, each as the same may from time to time be amended, restated, supplemented or otherwise modified in writing at any time and from time to time.

        "Assignment of Limited Liability Company Interest" means that certain assignment and security agreement dated as of the Closing Date from Flanders Filters for the benefit of the Lender with respect to its ownership interests in Flanders AirPure, as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.

        "Assignment of Patents and Trademarks" means (i) that certain patent and trademark assignment and security agreement dated as of the Closing Date from Flanders Filters for the benefit of the Lender, (ii) that certain patent and trademark assignment and security agreement dated as of the Closing Date from Charcoal for the benefit of the Lender, and (iii) that certain patent and trademark assignment and security agreement dated as of the Closing Date from Precisionaire for the benefit of the Lender, each as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.

        "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time.

        "Base Rate" means the floating and fluctuating per annum prime rate of interest of the Lender, as established and declared by the Lender at any time or from time to time. The Base Rate does not necessarily represent the lowest or best rate of interest charged by the Lender to borrowers.

        "Borrowing Base" has the meaning described in Section 2.1.3 (Borrowing
Base).

        "Borrowing Base Borrowers" means collectively Flanders Filters,
Flanders AirPure, Charcoal, Precisionaire and such other Borrowers as the Lender may designate as "Borrowing Base Borrowers" in writing at any time and from time to time. Upon the Borrowers' written request that one or more additional Borrowers be added as Borrowing Base Borrowers, the Lender will proceed diligently and in good faith, at the Borrowers' expense, to conduct, complete and review an audit of the operations, administrative and reporting procedures, property, and books and records of each such Borrower as soon as commercially practicable. In addition, the Borrowers shall furnish or cause to be furnished to the Lender such additional information as the Lender may reasonably request in connection with the Lender's determination as and to what extent any other Borrower is to be a Borrowing Base Borrower. After completion and review of an acceptable audit of each such Borrower and such other information as shall have been received by the Lender, the Lender will determine, in its sole but commercially reasonable discretion if and to the extent the Inventory and/or Receivables of any such Borrower shall be included in the Borrowing Base and whether and to what extent such Borrower shall be considered a Borrowing Base Borrower for purposes of this Agreement. The Borrowers understand that the Lender shall be entitled to establish such advance rates, reserves, eligibility criteria and other conditions to the addition of any other Borrower as a Borrowing Base Borrower which it may reasonably determine to be necessary based on its review of the audit and other information and that such advance rates, reserves, eligibility criteria and other conditions may be different or in addition to those then in effect with respect to the then current Borrowing Base Borrowers. The Borrowers agree that the Lender shall have no commitment or obligation to designate any other Borrower as a "Borrowing Base Borrower" for purposes of this Agreement.

        "Borrowing Base Deficiency" has the meaning described in Section 2.1.3 (Borrowing Base).

        "Borrowing Base Report" has the meaning described in Section 2.1.4 (Borrowing Base Report).

        "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State are authorized or required to close.

        "Capital Expenditure" means an expenditure for Fixed or Capital Assets including, without limitation, the entering into of a Capital Lease.

        "Capital Lease" means any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, capitalized on the balance sheet.

        "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with maturities of one (1) year or less from the date of acquisition of, or money market accounts maintained with, the Lender, any Affiliate of the Lender, or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Lender and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of six (6) months or less from the date of acquisition.

        "Cash Flow" means as to all Borrowers and all Subsidiaries, on a consolidated basis, for any period of deter- mination thereof, the sum of (a) consolidated net income (or loss) after deduction of interest expenses and taxes for such period, plus (b) the aggregate amount of depreciation and amortization expense deducted in determining such net income, all calculated in accordance with GAAP consistently applied.

        "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

        "Closing Date" means the Business Day, in any event not later than September 30, 1996, on which the Lender shall be satisfied that the conditions precedent set forth in Section 5.1 (Conditions) have been fulfilled.

        "Closing Escrow" has the meaning described in Section 2.2.3(b) of this Agreement.

        "Closing Escrow Agreement" has the meaning described in Section 2.2.3(b) of this Agreement.

        "Collateral" means all property of each Borrower subject from time to time to the Liens of this Agreement, any of the Security Documents and/or any of the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof.

        "Collateral Account" has the meaning described in Section 2.1.8 (Collateral Account).

        "Collateral Disclosure List" has the meaning described in Section 3.3 (Collateral Disclosure List).

        "Collection" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Accounts or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to an Account, and other proceeds of Collateral; and "Collections" means the collective reference to all of the foregoing.

        "Commitment" means the collective reference to Revolving Credit Commitment and the Term Loan Commitment.

        "Committed Amount" means the Revolving Credit Committed Amount or the Term Loan Committed Amount, as the case may be, and "Committed Amounts" means collectively the Revolving Credit Committed Amount and the Term Loan Committed Amount.

        "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with any Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code.

        "Compliance Certificate" has the meaning described in Section 6.1.1 (Financial Statements).

        "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's rights, title and interest in and to
(a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations copyright applications, and all renewals of any of the foregoing, (b) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, current or future infringements of any of the foregoing, (c) the right to sue for past, present and future infringements of any of the foregoing, and (d) all rights corresponding to any of the foregoing throughout the world.

        "Credit Facility" means the Revolving Credit Facility or the Term Loan Facility, as the case may be, and "Credit Facilities" means collectively the Revolving Credit Facility and the Term Loan Facility and any and all other credit facilities now or hereafter extended under or secured by this Agreement.

        "Debt Service" means as to all Borrowers and all Subsidiaries, on a consolidated basis, for any period of deter- mination thereof an amount equal to the total of the aggregate amount of all payments of principal and interest with respect to Indebtedness for Borrowed Money of each Borrower and each Subsidiary scheduled to be due and payable during such period, excluding any Term Loan Mandatory Prepayments with respect to Excess Cash Flow, but including any non-financed expenditures for Fixed or Capital Assets to the extent such expenditures are permitted under Section 6.2.8 of this Agreement.

        "Debt to Worth Ratio" means with respect to the Borrowers, on a consolidated basis, for the date of any determination thereof, the ratio of (a) consolidated Liabilities (excluding Subordinated Indebtedness) to (b) the consolidated Tangible Net Worth.

        "Default" means an event which, with the giving of notice or lapse of time, or both, could or would constitute an Event of Default under the provisions of this Agreement.

        "Documents" means all documents of title, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash of the foregoing).

        "Early Termination Fee" has the meaning described in Section 2.1.11 (Early Termination Fee).

        "EBITDA" means as to the Borrowers, on a consolidated basis, for any period of determination thereof, the sum of (a) the net profit (or loss) determined in accordance with GAAP consistently applied, plus (b) interest expense and income tax provisions for such period, plus (c) depreciation and amortization of assets for such period.

        "Eligible Inventory" means the collective reference to all Inventory of each Borrowing Base Borrower held for sale in the ordinary course of business, valued at the lowest of (i) net pur- chase cost or net manufacturing cost, (ii) the lowest bulk market price, (iii) the lowest bulk selling price, minus estimated expenses for completion and disposal, and minus an allowance for normal profit margin for bulk sales, (iv) any ceiling prices which may be established by any Law of any Governmental Authority or (v) prevailing market value, reduced by a reserve for slow moving or obsolete Inventory in the aggregate amount of $200,000; excluding, however, any Inventory which consists of:

        (a) any goods located outside of the United States,

        (b) any goods located outside of a state in which the Lender has properly and unavoidably perfected its security interests by filing in that state, free and clear of all other Liens,

        (c) any goods not in the actual possession of a Borrowing Base Borrower, except to the extent provided in subsection (d) below,

        (d) any goods in the possession of a bailee, warehouseman, consignee or similar third party, except to the extent that such bailee, warehouseman, consignee or similar third party has entered into an agreement with the Lender in which such bailee, warehouseman, consignee or similar third party consents and agrees to the Lender's Lien on such goods and to such other terms and conditions as may be required by the Lender,

        (e) any goods located on premises leased or rented to a Borrowing Base Borrower or otherwise not owned by a Borrowing Base Borrower, unless the Lender has received a waiver and consent from the lessor, landlord and/or owner, in form and substance satisfactory to the Lender and from any mortgagee of such lessor, landlord or owner to the extent required by the Lender,

        (f) any goods the sale or other disposition of which has given rise to a Receivable,

        (g) any goods which fail to meet all standards and requirements imposed by any Governmental Authority over such goods, their production, storage, use or sale,

        (h) Inventory consisting of work-in-process, packaging materials, supplies, and private label materials (for purposes of this Agreement "private label materials" shall mean Inventory, including raw materials, work-in-process and finished goods which are manufactured and distributed by a Borrowing Base Borrower for resale by one or more Account Debtors and are labeled, marked or otherwise expressly designated as the property or product of such Account Debtor),

        (i) Inventory consisting of finished goods of Flanders Filters or Charcoal,

        (j) any goods as to which the Lender determines in the exercise of its commercially reasonable discretion at any time and in good faith are not in good condition or are defective, unmerchantable, post-seasonal, slow moving or obsolete and against which the Lender has not established a reserve or other reduction, and

        (k) any goods which the Lender in the good faith exercise of its commercially reasonable discretion has deemed to be ineligible because the Lender otherwise considers the collateral value to the Lender to be impaired or its ability to realize such value to be insecure.

    In the event of any dispute under the foregoing criteria, as to whether goods are, or have ceased to be, Eligible Inventory, the decision of the Lender in the good faith exercise of its commercially reasonable discretion shall control.

        "Eligible Receivable" and "Eligible Receivables" mean, at any time of determination, the collective reference to the unpaid portion of each account receivable of each Borrowing Base Borrower (net of any returns, discounts, claims, credits, charges, accrued rebates or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement) in United States Dollars, provided each account receivable conforms and continues to conform to the following criteria to the satisfaction of the Lender:

        (a) the account arose in the ordinary course of business from a bona fide outright sale of goods by a Borrowing Base Borrower or from services performed by a Borrowing Base Borrower;

        (b) the account is a valid, legally enforceable obligation of the Account Debtor and requires no further act on the part of any Person under any circumstances to make the account payable by the Account Debtor;

        (c) the account is based upon an enforceable order or contract, written or oral, for goods shipped or for services performed, and the same were shipped or performed in accordance with such order or contract;

        (d) if the account arises from the sale of goods, the goods the sale of which gave rise to the account have been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;

        (e) if the account arises from the performance of services, such services have been fully rendered and do not relate to any warranty claim or obligation;

        (f) the account is evidenced by an invoice or other documentation in form acceptable to the Lender, dated no later than the date of shipment or performance and containing only terms normally offered by the respective Borrowing Base Borrower;

        (g) the amount shown on the books of a Borrowing Base Borrower and on any invoice, certificate, schedule or statement delivered to the Lender is owing to such Borrowing Base Borrower and no partial payment has been received unless reflected with that delivery;

        (h) the account if with respect to Flanders Filters or Flanders AirPure is not outstanding more than one hundred twenty (120) days from the date of the invoice therefor or past due more than ninety (90) days after its due date, which shall not be later than thirty (30) days after the invoice date;

        (i) the account if with respect to Charcoal or Precisionaire is not past due more than sixty (60) days after its due date, but in any event shall not be outstanding more than one hundred twenty (120) days after the date of invoice;

        (j) the account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other accounts (or any portion thereof) due to any or all Borrowing Base Borrowers to be non-Eligible Receivables;

        (k) the account is not owing by an Account Debtor or a group of affiliated Account Debtors (other than WalMart Corporation) whose then existing accounts owing to a

    Borrowing Base Borrower exceed, in the aggregate, the face amount of twenty percent (20%) of such Borrowing Base Borrower's total Eligible Receivables or is not owing by WalMart Corporation whose then existing accounts owing to such Borrowing Base Borrower exceed, in the aggregate, thirty percent (30%) of such Borrower Base Borrower's Eligible Receivables;

        (l) the Account Debtor has not returned, rejected or refused to retain, or otherwise notified a Borrowing Base Borrower of any dispute concerning, or claimed nonconformity of, any of the goods or services from the sale or furnishing of which the account arose;

        (m) the account is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, claim, deduction or counterclaim, dispute or defense in law or equity on the part of such Account Debtor, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason including, without limitation, those arising on account of a breach of any express or implied representation or warranty. The Lender agrees that only that portion of an account which is subject to a present or contingent offset, claim, deduction, counterclaim, dispute, defense, or claim for credits, allowances or adjustments shall be considered ineligible;

        (n) the Account Debtor is not a Borrower or a Subsidiary or Affiliate of any Borrower or an employee, officer, director of shareholder of any Borrower or any Subsidiary or Affiliate of any Borrower;

        (o) the Account Debtor is not incorporated or primarily conducting business or otherwise located in any jurisdiction outside of the United States of America (each a "Foreign Account Debtor"), unless (i) the sale giving rise to such account is secured by a letter of credit, guaranty or eligible banker's acceptance having terms, and from such issuers and confirmation banks as are reasonably acceptable to the Lender (which letter of credit, guaranty or banker's acceptance has been assigned to or otherwise made subject to the Lien of the Lender in a manner satisfactory to the Lender or (ii) the Borrowing Base Borrower has obtained credit insurance or other form of credit protection covering such account on terms and conditions and from a financial institution satisfactory to the Lender and such credit insurance or other form of credit protection is in full force and effect and not in dispute (in either case, a "Secured Foreign Receivable"). Notwithstanding the foregoing, the Lender shall not deem an account from a Foreign Account Debtor as ineligible solely because the account does not qualify as a Secured Foreign Receivable (an "Unsecured Foreign Receivable" and collectively, the "Unsecured Foreign Receivables"); provided that the aggregate amount of all Unsecured Foreign Receivables then included in the Borrowing Base does not exceed, or will not exceed with the inclusion of such account, the sum of Five Hundred Thousand Dollars ($500,000);

        (p) the Account Debtor with respect to such account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending;

        (q) the Account Debtor is not a Governmental Authority, unless the Borrowing Base Borrower has complied in all respects with the Federal Assignment of Claims Act of 1940 and all other Laws applicable to the grant, creation, perfection or enforcement of Liens on the accounts of such Account Debtor as and to the extent required by the Lender. The Lender agrees that it shall not require that the Borrowing Base Borrowers comply with the Federal Assignment of Claims Act of 1940 if and to the extent the aggregate amount of all accounts to Account Debtors which are Governmental Authorities then included in the Borrowing Base does not exceed, or will not exceed with the inclusion of any such accounts, Five Hundred Thousand Dollars ($500,000);

        (r) the respective Borrowing Base Borrower is not indebted in any manner to the Account Debtor (as creditor, lessor, supplier otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by such Borrowing Base Borrower in the ordinary course of its business;

        (s) the account does not arise from services under or related to any warranty obligation of a Borrowing Base Borrower or out of service charges, finance charges or other fees for the time value of money;

        (t) the account is not evidenced by chattel paper or an instrument of any kind and is not secured by any letter of credit;

        (u) the title of the Borrowing Base Borrower to the account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens;

        (v) no bond or other undertaking by a guarantor or surety has been or is required to be obtained, supporting the performance of the Borrowing Base Borrower or any other obligor in respect of any of such Borrowing Base Borrower's agreements with the Account Debtor;

        (w) no bond or other undertaking by a guarantor or surety has been or is required to be obtained, supporting the account and any of the Account Debtor's obligations in respect of the account;

        (x) the respective Borrowing Base Borrower has the full and unqualified right and power to assign and grant a security interest in, and Lien on, the account to the Lender as security and collateral for the payment of the Obligations;

        (y) the account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment or grant of a security interest by a Borrowing Base Borrower to the Lender of the account arising from such contract or order;

        (z) the account is subject to a Lien in favor of the Lender, which Lien is perfected as to the account by the filing of financing statements and which Lien upon such filing constitutes a first priority security interest and Lien;

        (aa) the goods giving rise to the account were not, at the time of the sale thereof, subject to any Lien, except those in favor of the Lender;

        (bb) no part of the account represents a retainage;

        (cc) the Lender in the good faith exercise of its commercially reasonable discretion has not deemed the account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Lender otherwise considers the collateral value of such account to the Lender to be impaired or its ability to realize such value to be insecure.

In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Receiv- able, the decision of the Lender in the good faith exercise of its commercially reasonable discretion shall control.

        "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, reasonable outside and allocated in-house counsel attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated in Section 3.6 (Costs) and/or Section 8.8 (Enforcement Costs), and
(c) the monitoring, administration, processing and/or servicing of any or all of the Obligations, the Financing Documents, and/or the Collateral.

        "Equipment" means all equipment, machinery, computers, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, whether or not the same shall be deemed to be affixed to real property, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary or beneficial for the operation, use and/or disposition of such personal property, all licenses, warranties, franchises and general intangibles related thereto or necessary or beneficial for the operation, use and/or disposition of the same, together with all Accounts, Chattel Paper, Instruments and other consideration received by any Borrower on account of the sale, lease or other disposition of all or any part of the foregoing, and together with all rights under or arising out of present or future Documents and contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

        "Equity Offering Documents" means collectively the term sheet, subscription agreements and all other agreements, documents or instruments executed and delivered in connection with the closing and consummation of the Equity Offering Transactions, as particularly set forth in Schedule 4.1.29, all as amended, restated, supplemented or otherwise modified at any time and from time to time.

        "Equity Offering Transaction" means the sale of equities and/or debt as described in the Equity Offering Documents.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Event of Default" has the meaning described in Article 7.

        "Excess Cash Flow" means for any annual period of determination thereof, an amount equal to fifty percent (50%) of the Borrowers' consolidated Cash Flow less the Borrowers' consolidated Debt Service, as shown on the annual financial statements for such annual period, furnished to the Lender in accordance with Section 6.1.1; or in the event that the Borrowers fail to deliver such financial statements to the Lender as and when required, the Lender shall estimate, in its commercially reasonable discretion, the amount of Excess Cash Flow for such period.

        "Facilities" means the collective reference to the loan, letter of credit, interest rate protection, foreign exchange risk, cash management, and other credit facilities now or hereafter provided to any or all of the Borrowers by the Lender whether under this Agreement or otherwise.

        "Fees" means the collective reference to each fee payable to the Lender under the terms of this Agreement or under the terms of any of the other Financing Documents, including, without limitation, Revolving Credit Unused Line Fees, the Early Termination Fee, the Origination Fee, and Field Examination Fees.

        "Field Examination Fee" and "Field Examination Fees" have the meanings described in Section 2.3.4 (Field Examination Fees).

        "Financing Documents" means at any time collectively this Agreement, the Notes, the Security Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any Borrower and/or any other Person, singly or jointly with another Person or Persons, evidenc- ing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Facilities, and/or any of the Obligations.

        "Fixed or Capital Assets" of a Person at any date means all assets which would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date.

        "Fixed Charges" means for any period of determination, the scheduled or required payments of principal and interest on any and all Indebtedness for Borrowed Money (including any and all Subordinated Indebtedness) of any or all of the Borrowers, plus non-financed Capital Expenditures of any or all of the Borrowers, plus cash Taxes paid or payable by any or all of the Borrowers, plus any cash dividends paid or payable by Flanders Corporation.

        "Fixed Charge Coverage Ratio" means for the period of any determination thereof the ratio of (a) EBITDA to (b) Fixed Charges.

        "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

        "GE" means the Trustee of General Electric Pension Trust, and its successors and assigns.

        "General Intangibles" means all general intangibles of every nature, whether presently existing or hereafter acquired or created, and without implying any limitation of the foregoing, further means all books and records, claims (including without limitation all claims for income tax and other refunds), choses in action, claims, causes of action in tort or equity, contract rights, judgments, customer lists, Patents, Trademarks, licensing agreements, rights in intellectual property, goodwill (including goodwill of the Borrower's business symbolized by and associated with any and all trademarks, trademark licenses, Copyrights and/or service marks), royalty payments, licenses, rights as lessee under any lease of real or personal property, literary rights, Copyrights, service names, service marks, logos, trade secrets, amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures, general or limited partnerships, or limited liability companies or partnerships, rights in applications for any of the foregoing, books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

        "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

        "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated there- under; (b) any "hazardous substance" as defined by the Comprehen- sive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, acquired or operated by a Borrower is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

        "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by a Borrower or for which a Borrower has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, acquired or operated by a Borrower, and any other contamination by Hazardous Materials for which a Borrower is, or is claimed to be, responsible.

        "Indebtedness" of a Person means at any date the total liabilities of such Person at such time determined in accordance with GAAP consistently applied.

        "Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease Obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person under a employee stock ownership plan or other similar employee benefit plan; (g) any obligation of such Person or a Commonly Controlled Entity to a Multiemployer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

        "Installment Payment Date" means the first day of each January, April, July, and October commencing on January 1, 1997.

        "Interest Payment Date" means the first day of each calendar month commencing on November 1, 1996 and continuing thereafter until the Obligations have been irrevocably paid in full.

        "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.

        "Instrument" means a negotiable instrument (as defined under Article 3 of the Uniform Commercial Code), a "certificated security" (as defined under
Article 8 of the Uniform Commercial Code), or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary indorsement.

        "Inventory" means all inventory of each Borrower and all right, title and interest of each Borrower in and to all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work-in-progress, finished goods and materials and supplies of any kind, nature or description which are used or consumed in any Borrower's business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other licenses, warranties, franchises, General Intangibles, personal property and all documents of title or documents relating to the same and all proceeds (cash and non-cash) of the foregoing.

        "Item of Payment" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Receivables or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to a Receivable, and other proceeds of Collateral; and "Items of Payment" means the collective reference to all of the foregoing.

        "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental


                                     -18

Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

        "Lease Obligations" of a Person means for any period the rental commitments of such Person for such period under leases for real and/or personal property (net of rent from subleases thereof, but including taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases, except to the extent that such taxes, insurance, maintenance and similar expenses are payable by sublessees), including rental commitments under Capital Leases.

        "Liabilities" means at any date all liabilities that in accordance with GAAP consistently applied should be classified as liabilities on a consolidated balance sheet of the Borrowers and their respective Subsidiaries.

        "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien, hypothecation, provision in any instrument or other document for confession of judgment, cognovit or other similar right or remedy, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

        "Loan" means each of the Revolving Loan or the Term Loan, as the case may be, and "Loans" means the collective reference to the Revolving Loan and the Term Loan.

        "Loan Notice" has the meaning described in Section 2.1.2 (Procedure for Making Advances).

        "Lockbox" has the meaning described in Section 2.1.8 (The Collateral Account).

        "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Net Worth" means as to each Borrower, such Borrower's shareholders' equity (including Subordinated Indebtedness of such Borrower) as defined in accordance with GAAP consistently applied. "Net Worth" means to the Borrowers, collectively, at any date the consolidated shareholders' equity (including all Subordinated Indebtedness) as defined in accordance with GAAP consistently applied.

        "Note" means the Revolving Credit Note or the Term Note, as the case may be, and "Notes" means collectively the Revolving Credit Note and the Term Note, and any other promissory note which may from time to time evidence all or any portion of the Obligations.

        "Obligations" means all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any or all of the Borrowers to the Lender under, arising pursuant to, in connec- tion with and/or on account of the provisions of this Agreement, each Note, each Security Document, and/or any of the other Financing Documents, the Loans, and/or any of the Facilities including, without limitation, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment fees (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit; also means all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of any or all of the Borrowers to the Lender of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent; and also means any and all renewals, extensions, substitutions, amendments, restatements and rearrangements of any such debts, obligations and liabilities.

        "Origination Fee" has the meaning described in Section 2.3.3 (Origination Fee).

        "Patents" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's rights, title and interest in and to
(a) any and all patents and patent applications, (b) any and all inventions and improvements described and claimed in such patents and patent applications, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part of any patents and patent applications, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (e) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

        "PBGC" means the Pension Benefit Guaranty Corporation.

        "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Lender has determined in the exercise of its commercially reasonable discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the respective Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting such Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lender; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lender; (d) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement or result in the sale or levy of, or execution on, any of the Collateral; and (e) such other Liens, if any, as are set forth on Schedule
4.1.23 attached hereto and made a part hereof.

        "Permitted Uses" means (i) the acquisition of one hundred percent
(100%) of the capital stock of Precisionaire by Flanders Corporation, (ii) the refinancing and payment of all obligations of any or all of the Borrowers to any lenders with respect to any Indebtedness for Borrowed Money existing as of the Closing Date, (iii) the payment of all costs and expenses incurred in connection with the closing and consummation of the transactions contemplated by this Agreement, and (iv) the payment of expenses incurred in the ordinary course of any Borrower's business.

        "Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority, or any other organization or entity.

        "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which a Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3 of ERISA.

        "Post-Default Rate" means with respect to the principal balance of any of the Obligations, the then applicable rate of interest on such Obligations, plus two percent (2%) per annum.

        "Prepayment" means a Revolving Loan Mandatory Prepayment a Revolving Loan Optional Prepayment, a Term Loan Mandatory Prepayment, or a Term Loan Optional Prepayment, as the case may be, and "Prepayments" mean collectively all Revolving Loan Mandatory Prepayments, all Revolving Loan Optional Prepayments, all Term Loan Mandatory Prepayments and all Term Loan Optional Prepayments.

        "Proforma Financial Projections" has the meaning described in Section
4.1.12 (Proforma Financial Statements) below.

        "Proforma Financial Statements" has the meaning described in Section
4.1.12 (Proforma Financial Statements) below.

        "Purchase Agreement - Air Seal" means that certain stock purchase agreement dated as of June 13, 1996 by and between Flanders Corporation and The Shareholders of Air Seal Filter Housing, Inc., together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.

        "Purchase Agreement - Charcoal" means that certain stock purchase agreement dated as of March 1, 1996 by and between Flanders Corporation and The Shareholders of Charcoal Service Corporation, together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.

        "Purchase Agreement - Precisionaire" means that certain stock purchase agreement dated as of July 1, 1996 by and between Flanders Corporation and The Shareholders of Precisionaire, Inc., together with any and all amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.

        "Purchase Agreement Documents - Air Seal" means collectively the Purchase Agreement - Air Seal and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by Flanders Corporation, The Shareholders of Air Seal Filter Housing, Inc., or any other Person in connection with the Purchase Agreement Transaction - Air Seal.

        "Purchase Agreement Documents - Charcoal" means collectively the Purchase Agreement - Charcoal and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by Flanders Corporation, The Shareholders of Charcoal Service Corporation, or any other Person in connection with the Purchase Agreement Transaction - Charcoal.

        "Purchase Agreement Documents - Precisionaire" means collectively the Purchase Agreement - Precisionaire and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by Flanders Corporation, The Shareholders of Precisionaire, Inc., or any other Person in connection with the Purchase Agreement Transaction - Precisionaire.

        "Purchase Agreement Transaction - Air Seal" means the stock purchase agreement transaction contemplated by the provisions of the Purchase Agreement - Air Seal.

        "Purchase Agreement Transaction - Charcoal" means the stock purchase agreement transaction contemplated by the provisions of the Purchase Agreement - Charcoal.

        "Purchase Agreement Transaction - Precisionaire" means the stock purchase agreement transaction contemplated by the provisions of the Purchase Agreement - Precisionaire.

        "Purchase Agreements" means the collective reference to the Purchase Agreement - Air Seal, the Purchase Agreement - Charcoal and the Purchase Agreement - Precisionaire.

        "Purchase Agreement Documents" means the collective reference to the Purchase Agreement Documents - Air Seal, the Purchase Agreement Documents - Charcoal and the Purchase Agreement Documents - Precisionaire.

        "Purchase Agreement Transactions" means the collective reference to the Purchase Agreement Transaction - Air Seal, the Purchase Agreement Transaction - Charcoal and the Purchase Agreement Transaction - Precisionaire.

        "Receivable" means each Borrower's now owned and hereafter owned, acquired or created Accounts, Chattel Paper, General Intangibles and Instruments; and "Receivables" means all of each Borrower's now or hereafter owned, acquired or created Accounts, Chattel Paper, General Intangibles and Instruments, and all cash and non-cash proceeds and products thereof.

        "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

        "Responsible Officer" means the chief executive officer, chief financial officer or controller of Flanders Corporation.

        "Revolving Credit Commitment" means the agreement of the Lender relating to the making of the Revolving Loan and advances thereunder subject to and in accordance with the provisions of this Agreement.

        "Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.

        "Revolving Credit Committed Amount" has the meaning described in
Section 2.1.1 (Revolving Credit Facility).

        "Revolving Credit Expiration Date" means September 30, 1998.

        "Revolving Credit Facility" means the facility established by the Lender pursuant to Section 2.1 (Revolving Credit Facility) of this Agreement.

        "Revolving Credit Note" has the meaning described in Section 2.1.5 (Revolving Credit Note).

        "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Revolving Credit Commitment is terminated pursuant to Section 7.2 or otherwise.

        "Revolving Credit Unused Line Fee" and "Revolving Credit Unused Line Fees" have the meanings described in Section 2.1.10 (Revolving Credit Unused Line Fee).

        "Revolving Loan" has the meaning described in Section 2.1.1 (Revolving Credit Facility).

        "Revolving Loan Account" has the meaning described in Section 2.1.9 (Revolving Loan Account).

        "Revolving Loan Mandatory Prepayment" and "Revolving Loan Mandatory Prepayments" have the meanings described in Section 2.1.6 (Mandatory Prepayments).

        "Revolving Loan Optional Prepayment" and "Revolving Loan Optional Prepayments" have the meanings described in Section 2.1.7 (Revolving Loan Optional Prepayment).

        "Securities" means the collective reference to each and every certificated or uncertificated security which constitutes a "security" under the provisions of Title 8 of the Uniform Commercial Code, and all proceeds (cash and non-cash) of the foregoing.

        "Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lender on any real or personal property of any Person to secure all or any portion of the Obligations, all as the same may from time to time be amended, restated, supplemented or otherwise modified, including, without limitation, this Agreement, the Stock Pledge Agreement, the Assignment of Copyrights, the Assignment of Patents and Trademarks, and the Assignment of Limited Liability Company Interest.

        "Security Procedures" means the rules, policies and procedures adopted and implemented by the Lender and its Affiliates at any time and from time to time with respect to security procedures and measures relating to electronic funds transfers, all as the same may be amended, restated, supplemented, terminated, or otherwise modified at any time and from time to time by the Lender in its commercially reasonable discretion.

        "State" means the State of Maryland.

        "Stock Pledge Agreement" means that certain pledge, assignment and security agreement dated the date hereof from Flanders Corporation for the benefit of the Lender, as the same may from time to time be amended, restated, supplemented or otherwise modified.

        "Subordinated Debt" means (i) that certain Indebtedness for Borrowed Money of Flanders Corporation in a principal amount not to exceed One Million Seven Hundred Thousand Dollars ($1,700,000) which is to be loaned on a bridge basis and is intended to be repaid from the funds deposited by GE into the Closing Escrow and (ii) those certain convertible debentures comprising part of the Equity Offering Documents in an aggregate principal amount up to Four Million Dollars ($4,000,000).

        "Subordinated Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

        "Subordinated Indebtedness" means all Indebtedness, including, without limitation, the Subordinated Debt, incurred at any time by any or all of the Borrowers, which is in amounts, subject to repayment terms, and subordinated to the Obligations, as set forth in one or more written agreements, all in form and substance satisfactory to the Lender in its commercially reasonable discretion.

        "Subsidiary" means any corporation or limited liability company the majority of the voting ownership interests of which at the time are owned directly by any Borrower and/or by one or more Subsidiaries of any Borrower.

        "Tangible Net Worth" means as to the Borrowers, collectively, at any date of determination thereof, the sum at such time of the Borrowers' consolidated Net Worth, plus (a) all Subordinated Indebtedness, if any, less the total of (b) all Assets of all Borrowers which would be classified as intangible assets under GAAP consistently applied, (b) leasehold improvements, (c) applicable reserves, allowances and other similar properly deductible items to the extent such reserves, allowances and other similar properly deductible items have not been previously deducted by the Lender in the calculation of Net Worth,
(d) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Lender, and (e) the amount of all loans and advances to, or investments in, any Person (other than a Borrower), excluding Cash Equivalents and deposit accounts maintained by any of the Borrowers with any financial institution..

        "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on any Borrower or any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

        "Term Loan" has the meaning described in Section 2.2.1.

        "Term Loan Commitment" has the meaning described in Section 2.2.1.

        "Term Loan Committed Amount" has the meaning described in Section
2.2.1.

        "Term Loan Facility" means the facility established by the Lender pursuant to Section 2.2 (Term Loan Facility) of this Agreement.

        "Term Loan Mandatory Prepayment" and "Term Loan Mandatory Prepayments" have the meanings described in Section 2.2.3.

        "Term Loan Optional Prepayment" and "Term Loan Optional Prepayments" have the meanings described in Section 2.2.4.

        "Term Note" has the meaning described in Section 2.2.2.

        "Trademarks" means and includes in each case whether now existing or hereafter arising, all of each Borrower's rights, title and interest in and to
(a) any and all trademarks (including service marks), trade names and trade styles, and applications for registration thereof and the goodwill of the business symbolized by any of the foregoing, (b) any and all licenses of trademarks, service marks, trade names and/or trade styles, whether as licensor or licensee, (c) any renewals of any and all trademarks, service marks, trade names, trade styles and/or licenses of any of the foregoing, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims, and payments for past, present and future infringements thereof, (e) rights to sue for past, present and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

        "Uniform Commercial Code" means, unless otherwise provided in this Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State or in any other jurisdiction, as applicable.

        "Wholly Owned Subsidiary" means any domestic United States corporation or limited liability company, all the equity interests of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by a Borrower and/or by one or more Wholly Owned Subsidiaries of a Borrower.

        "Wire Transfer Procedures" means the rules, policies and procedures adopted and implemented by the Lender and its Affiliates at any time and from time to time with respect to electronic funds transfers, including, without limitation, the Security Procedures, all as the same may be amended, restated, supplemented, terminated or otherwise modified at any time and from time to time by the Lender in its commercially reasonable discretion.

    SECTION 1.2    Accounting Terms and Other Definitional
                   Provisions.

    Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Without implying any limitation on the foregoing, any reference to "Borrowers" or "Borrower" in the provisions of this Agreement or any of the Financing Documents shall be deemed to refer to each and any one or more of the Borrowers, jointly and severally. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                  ARTICLE 2

                            THE CREDIT FACILITIES

    SECTION 2.1    The Revolving Credit Facility.

        2.1.1 Revolving Credit Facility. Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility jointly and severally in favor of the Borrowers. The aggregate of all advances under the Revolving Credit Facility are sometimes referred to in this Agreement collectively as the "Revolving Loan".

    The principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000) is the "Revolving Credit Committed Amount". If at any time the unpaid principal balance of the Revolving Loan exceeds the Revolving Credit Committed Amount in effect from time to time, the Borrowers, jointly and severally, shall pay such excess to the Lender within five (5) days following DEMAND.

    During the Revolving Credit Commitment Period, the Lender agrees to make advances under the Revolving Loan requested by or on behalf of any Borrower from time to time provided that after giving effect to the request, the outstanding principal balance of the Revolving Loan would not exceed the lesser of (a) the Revolving

Credit Committed Amount, or (b) the then most current Borrowing Base.

    Unless sooner paid, the unpaid Revolving Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date.

        2.1.2 Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans.

    The Borrowers may borrow under the Revolving Credit Commit- ment on any Business Day. Advances under the Revolving Loan shall be deposited to a demand deposit account of one or more of the Borrowers with the Lender (or an Affiliate of the Lender) or shall be otherwise applied as directed by the Borrowers, which direction the Lender may require to be in writing. No later than 12:00 p.m. (Baltimore time) on the date of the requested borrowing, a Responsible Officer of the Borrowers shall give the Lender oral or written notice (a "Loan Notice") of the amount and (if requested by the Lender) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by a Responsible Officer of the Borrowers within five (5) Business Days after the making of the requested Revolving Loan. In addition, each Borrower hereby irrevocably authorizes the Lender at any time and from time to time, without further request from or notice to any Borrower, to make advances under the Revolving Loan which the Lender, in its commercially reasonable discretion, deems necessary or appropriate to protect the Lender's interests under this Agreement, including, without limitation, advances under the Revolving Loan made to cover debit balances in the Revolving Loan Account, principal of, and/or interest on, any Loan, any of the Obligations, and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the Revolving Loan which the Lender may make hereunder exceeds the Revolving Credit Committed Amount.

    The Borrowers understand and agree that although certain of the Obligations are payable within five (5) days of DEMAND before such non-payment shall constitute a Default or an Event of Default, nevertheless during such five (5) day period, the Lender shall be entitled to suspend the making of or limit advances under the Revolving Loan without further notice to or consent of the Borrowers.

        2.1.3 Borrowing Base. As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Receivables, plus (b) the lesser of (i) fifty percent (50%) of the amount of Eligible Inventory or (ii) Ten Million Dollars ($10,000,000).

        The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to, and accepted by, the Lender in its commercially reasonable discretion. In the event the Borrowers shall fail to furnish a Borrowing Base Report required by Section 2.1.4 below, the Lender may, at its option exercised from time to time and without limiting its other rights and remedies under this Agreement, suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be subject to reduction by amounts credited to the Collateral Account since the date of the most recent Borrowing Base Report and by the amount of any Receivable or any Inventory which was included in the Borrowing Base but which the Lender determines fails to meet the respective criteria applicable from time to time for Eligible Receivables or Eligible Inventory.

    If at any time the total of the aggregate principal amount of the Revolving Loan exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers, jointly and severally and at the option of the Lender exercised from time to time, shall pay the Borrowing Base Deficiency within five (5) days following DEMAND to the Lender.

    Without implying any limitation on the Lender's discretion with respect to the Borrowing Base, the criteria for Eligible Receivables and for Eligible Inventory contained in the respective definitions of Eligible Receivables and of Eligible Inventory are in part based upon the business operations of the Borrowers existing on or about the Closing Date and upon information and records furnished to the Lender by the Borrowers. If at any time or from time to time hereafter, the business operations of the Borrowers change or such information and records furnished to the Lender is incorrect or misleading in any material respect, the Lender in its commercially reasonable discretion, may at any time and from time to time during the duration of this Agreement change such criteria or add new criteria; provided, that if the Lender elects to change such criteria or add new criteria because of a change in business operations of the Borrowers, the Lender agrees that it shall not change such criteria or add new criteria unless the Lender has reasonably determined that any such change in business operations has a materially adverse effect on the busi- ness, properties, condition (financial or otherwise) or opera- tions, present or prospective, of any or all of the Borrowers. The Lender may communicate such changed or additional criteria to the Borrowers from time to time either orally or in writing.

        2.1.4 Borrowing Base Report. The Borrowers will furnish to the Lender no less frequently than weekly and at such other times as may be requested by the Lender a report of the Borrowing Base (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Lender, appropriately completed and duly signed, which Borrowing Base Reports shall include a detailed breakdown as to Accounts which constitute progress billings. The Borrowing Base Report shall contain the amount and payments on the Receivables, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Lender may from time to time request. Upon the Lender's request upon the creation of any Receivables or at such other intervals as the Lender may require, the Borrowers will provide the Lender with: (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding any of the Receivables and Inventory as the Lender may reasonably require. The items to be provided under this subsection shall be in form satisfactory to the Lender, certified as true and correct by a Responsible Officer, and delivered to the Lender from time to time solely for the Lender's convenience in maintaining records of the Collateral. The failure of the Borrowers to deliver any such items to the Lender shall not affect, terminate, modify, or otherwise limit the Lender's security interests in, and Liens on, the Collateral.

        2.1.5 Revolving Credit Note. The joint and several obligation of the Borrowers to pay the Revolving Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Revolving Credit Note") substantially in the form of EXHIBIT "A-1" attached hereto and made a part hereof, with appropriate insertions. The Revolving Credit Note shall be dated as of the Closing Date, shall be payable to the order of the Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of the Revolving Credit Committed Amount. The Borrowers acknowledge and agree that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the face amount of the Revolving Credit Note, the excess shall bear interest at the Post-Default Rate and shall be payable, jointly and severally, with accrued interest, within five (5) days following DEMAND. The Revolving Credit Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

        2.1.6 Mandatory Prepayments of Revolving Loan. The Borrowers, jointly and severally, shall make the mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in such amounts requested by the Lender pursuant to Section
2.1.3 (Borrowing Base) of this Agreement in order to cover any Borrowing Base Deficiency.

        2.1.7 Optional Prepayments of Revolving Loan. Subject to the limitations and fees of Section 2.1.11 below, the Borrowers shall have the option, at any time and from time to time, to prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty; partial Revolving Loan Optional Prepayments shall be in amounts not less than Five Hundred Thousand Dollars ($500,000) and may only be made in integral multiples of One Hundred Thousand ($100,000). All Revolving Loan Optional Prepayments shall be made following a timely and proper written notice to the Lender specifying the date and amount of any intended Revolving Loan Optional Prepayment. The amount to be prepaid shall be paid jointly and severally by the Borrowers to the Lender on the date specified for such prepayment. 2.1.8 The Collateral Account. The Borrowers will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Lender and from which the Lender alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrowers, as appropriate, where necessary to permit the collection of any such Items of Payment, each Borrower hereby agreeing to make such endorsement. In the event any Borrower shall fail to do so, the Lender is hereby authorized by each such Borrower to make the endorsement in the name of such Borrower. Prior to such a deposit, the Borrowers will not commingle any Items of Payment with any of the other funds or property of the Borrowers, but will hold them separate and apart in trust and for the account of the Lender.

    In addition, if so directed by the Lender, the Borrowers shall direct the mailing of all Items of Payment from their respective Account Debtors to a post-office box designated by the Lender, or to such other additional or replacement post-office boxes pursuant to the request of the Lender from time to time (collectively, the "Lockbox"). The Lender shall have unrestricted and exclusive access to the Lockbox.

    Each Borrower hereby authorizes the Lender to inspect all Items of Payment, endorse all Items of Payment in the name of such Borrower, and deposit Items of Payment in the Collateral Account.

The Lender reserves the right, exercised in its commercially reasonable discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment which is unsatisfactory to the Lender. In the event Items of Payment are returned to the Lender for any reason whatsoever, the Lender may, in the exercise of its discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.

    The Lender will apply the whole or any part of the collected funds credited to the Collateral Account against the Revolving Loan (or with respect to Items for Payments which are not proceeds of accounts or inventory or after a Default or Event of Default, against any of the Obligations) or credit such collected funds to the depository account of any or all of the Borrowers with the Lender (or an Affiliate of the Lender), the order and method of such application to be in the sole, but reasonable discretion of the Lender.

        2.1.9 Revolving Loan Account. The Lender will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Lender will (a) debit (i) the principal amount of each advance of the Revolving Loan made by the Lender hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by any or all of the Borrowers to the Lender from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) credit all payments made by any and all of the Borrowers to the Lender on account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Lender may debit the Revolving Loan Account for the amount of any Item of Payment which is returned to the Lender unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Lender in cash or solvent credits. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be final, binding and conclusive upon each Borrower in all respects, absent manifest error, unless the Lender receives specific written objection thereto from a Borrower within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Lender.

        2.1.10 Revolving Credit Unused Line Fee. The Borrowers jointly and severally shall pay to the Lender a monthly revolving credit facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to three-eighths percent (3/8%) per annum of the average daily unused and undisbursed portion of the Revolving Credit Committed Amount for the then preceding month. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid jointly and severally by the Borrowers to the Lender on the first day of each month, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date.

        2.1.11 Early Termination Fee. In the event of the termination by, or on behalf of, any or all of the Borrowers, of the Revolving Credit Commitment, the Borrowers jointly and severally shall pay a fee (the "Early Termination Fee") equal to the following amount at the following times:

Period                              Early Termination Fee
October 1, 1996, through and        2% of the Committed Amount
 including September 30, 1997

October 1, 1997, through and        1% of the Committed Amount
 including, the day preceding
 the Revolving Credit Expiration
 Date

Payment of the Revolving Loan in whole or in part by or on behalf of the Borrowers, by court order or otherwise, following and as a result of the institution of any bankruptcy proceeding by or against the Borrowers, shall be deemed to be a prepayment of the Revolving Loan subject to the Early Termination Fee provided in this subsection.

    Notwithstanding the foregoing, the Borrowers shall not be required to pay the Early Termination Fee in connection with a repayment of all Obligations and termination of the Revolving Loan from the proceeds of a public or private offering of equities which generates sufficient proceeds to repay all Obligations in full. In addition, if the Borrowers request that the Lender consent to the purchase of Fixed or Capital Assets or the purchase or acquisition of, or investment in, any Person which would not otherwise be permitted by the provisions of this Agreement, and the Lender refuses to agree and consent to any such purchase, acquisition or investment, the Borrowers may, at their option, repay the Obligations in full and terminate the Revolving Loan and shall have no obligation to pay an Early Termination Fee in connection with any such prepayment and termination. Nothing contained in this Section shall be deemed a waiver by the Lender of any Default or Event of Default which results from any such public or private offering of equities and/or the closing of a purchase, acquisition or investment otherwise prohibited by the provisions of this Agreement.

        2.1.12  Required Availability under the Revolving Credit Facility.

            (a) On the Closing Date, the aggregate outstanding principal amount of the Revolving Loan shall not exceed an amount equal to (i) the lesser of the Borrowing Base or the Revolving Credit Committed Amount, minus (ii) Three Million Dollars ($3,000,000).

            (b) The Borrowers shall not at any time after the Closing Date permit on a monthly basis the average aggregate outstanding principal amount of the Revolving Loan to exceed an amount equal to (i) the lesser of Borrowing Base or the Revolving Credit Committed Amount, minus (ii) One Million Dollars ($1,000,000).

            (c) The Borrowers shall make a Revolving Loan Mandatory Prepayment pursuant to the provisions of Section 2.1.6 to the extent necessary to achieve compliance with this Section.

    SECTION 2.2 The Term Loan Facility.

        2.2.1 Term Loan Commitment. Subject to and upon the provisions of this Agreement, the Lender agrees to make a loan (the "Term Loan") jointly and severally to the Borrowers on the Closing Date in a principal amount equal to SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($6,500,000) (herein called the "Term Loan Committed Amount"). Notwithstanding the foregoing, if the aggregate amount of paid in cash equity and subordinated Indebtedness received by Flanders Corporation as of the Closing Date in connection with the Equity Offering Transaction exceeds Eight Million Five Hundred Thousand Dollars ($8,500,000) (excluding the Four Million Dollars ($4,000,000) deposited into escrow by GE in connection with its agreement to purchase equities in accordance with Equity Offering Documents), the Term Loan Committed Amount shall be reduced by the amount of any excess on a dollar for dollar basis. The obligation of the Lender to make the Term Loan is herein called its "Term Loan Commitment".

        2.2.2 The Term Note. The joint and several obligation of the Borrowers to pay the Term Loan with interest shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "Term Note") substantially in the form of EXHIBIT "A-2" attached hereto and made a part hereof with appropriate insertions.

        2.2.3 Mandatory Prepayments of Term Loan. The Borrowers jointly and severally shall make mandatory prepayments (each a "Term Loan Mandatory Prepayment" and collectively the "Term Loan Mandatory Prepayments") of the Term Loan to the Lender as follows:

            (a) The Borrowers shall jointly and severally make Term Loan Mandatory Prepayments of Excess Cash Flow annually. Each such Term Loan Mandatory Prepayment shall be in the amount of the Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrowers shall furnish to the Lender the annual financial statements referred to in Section
6.1.1 of this Agreement. If, however, the Borrowers fail to furnish such financial statements in any given year as and when required, the Borrowers jointly and severally shall be required to pay the Term Loan Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the then preceding fiscal year of Flanders Corporation.

            (b) The Lender understands that after the Closing Date, Flanders Corporation may make one or more underwritten public offerings of equities. Immediately upon closing and consummation of any such public offering, the Borrowers shall make a Term Loan Mandatory Prepayment in an amount sufficient to repay the then outstanding balance of the Term Loan in full. Notwithstanding the foregoing, the Borrowers shall not be required to make a Term Loan Mandatory Prepayment in connection with any public offering of equities which does not generate any proceeds (other than proceeds relating to the exercise of any warrants), including, for example, the issuance or exercise of warrants with registration rights or the issuance of a resale prospectus for any existing shares of capital stock.

            (c) In connection with the Equity Offering Transaction, GE has established a cash escrow in an amount equal to Four Million Dollars ($4,000,000) in accordance with the provisions of a written escrow agreement (the "Closing Escrow Agreement"). Under the terms of the Closing Escrow Agreement, upon (i) closing of the Purchase Agreement Transaction - Precisionaire and (ii) upon registration of the stock to be issued by Flanders Corporation to GE in accordance with the Equity Offering Documents, a portion of the funds on deposit pursuant to the Closing Escrow Agreement in an amount up to, but not exceeding $1,700,000, shall be released and paid to the Person that made a bridge loan to Flanders Corporation in the amount of $1,700,000 on or before the Closing Date; the balance of the funds on deposit in the Closing Escrow shall be paid to the Lender as a Term Loan Mandatory Prepayment.

The Borrowers jointly and severally shall pay to the Lender on the date of each Term Loan Mandatory Prepayment accrued interest to such date on the amount prepaid. Each Partial Term Loan Mandatory Prepayment shall be applied to the balloon payment due at maturity and then to principal against the principal installments in the inverse order of their maturity.

        2.2.4 Optional Prepayments of Term Loan. The Borrowers shall have the option, at any time and from time to time, to prepay (each a "Term Loan Optional Prepayment" and collectively the "Term Loan Optional Prepayments") the Term Loan, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loan in whole, shall be paid by the Borrowers to the Lender on the date specified for such prepayment. Partial Term Loan Optional Prepayments shall be in an amount not less than the aggregate amount of the next principal installment under the Term Note and shall be applied first to all accrued and unpaid interest on the principal of the Term Note, then to the balloon payment due at maturity and then to principal against the principal install- ments in the inverse order of their maturity.

    SECTION 2.3     General Financing Provisions.

        2.3.1   Borrowers' Representatives.

            (a) The Borrowers each hereby represent and warrant to the Lender that each of them will derive benefits, directly and indirectly, from each Loan, both in their separate capacity and as a member of the integrated group to which each of the Borrowers belong, because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole. The Borrowers in the discretion of their respective managements are to agree among themselves as to the allocation of the proceeds of Loans, and the purposes for which such benefits and proceeds will be used so long as any such allocation or purpose is not in violation of this Agreement.

            (b) For administrative convenience, Flanders Corporation is hereby irrevocably appointed by each of the Borrowers as agent for each of the Borrowers for the purpose of requesting Loans, receiving the proceeds of Loans, and disbursing the proceeds of Loans as between the Borrowers. By reason thereof,

Flanders Corporation is hereby irrevocably appointed by each of the Borrowers as the attorney-in-fact of each of the Borrowers with power and authority through its duly authorized officer or officers to (i) endorse any check (if any) for the proceeds of any Loan for and on behalf of each of the Borrowers and in the name of each of the Borrowers and (i) instruct the Lender to credit the proceeds of any Loan directly to an account of any of the Borrowers which shall evidence the making of such Loan and shall constitute the acknowledgement by each of the Borrowers of the receipt of the proceeds of such Loan.

            (c) Each of the Borrowers hereby irrevocably authorizes the Lender to make Loans to any or all of the Borrowers, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who are from time to time a Responsible Officer of a Borrower under the provisions of the most recent "Certificate" of corporate resolutions of the Borrowers on file with the Lender and also upon the written, oral or telephone request of any one of the Persons who are from time to time a Responsible Officer of Flanders Corporation under the provisions of the most recent "Certificate" of corporate resolutions and/or incumbency for Flanders Corporation on file with the Lender.

            (d) The Lender assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Lender and the Borrowers in connection with the Credit Facilities, any Loan or any other transaction in connection with the provisions of this Agreement, except and to the extent attributable to the gross negligence or willful misconduct of the Lender.

            (e) Without implying any limitation on the joint and several nature of the Obligations, the Lender agrees that, notwithstanding any other provision of this Agreement, the Borrowers may create reasonable inter-company indebtedness between or among the Borrowers with respect to the allocation of the benefits and proceeds of the advances under this Agreement; provided, however, that the Lender may from time to time, following notice to the Borrowers (i) require that the proceeds of the Loans be made available to a Borrower only to the extent the aggregate amount of that Borrower's Eligible Receivables and Eligible Inventory exceed that Borrower's aggregate net use of proceeds of the Loans, and (ii) require that the portion of the proceeds of Loans based on that portion of the Borrowing Base which is attributable to a Borrower which is or may be insolvent, may be used only by that Borrower. The Borrowers agree among themselves, and the Lender consents to that agreement, that each Borrower shall have rights of contribution from all of the other Borrowers to the extent such Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, such Borrower. All such indebtedness and rights shall be, and is hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible repayment in full of the Obligations, and, unless the Lender agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been satisfied. The Borrowers agree that all of such indebtedness and rights is part of the Collateral of a Borrower who is the creditor and secures the Obligations. Each Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Each Borrower shall not evidence that indebtedness or rights by note or other instrument, and shall not secure that indebtedness with any mortgages, security interests or otherwise, even though any such instrument and security shall be part of the Collateral.

        2.3.2 Use of Proceeds of the Loans. The proceeds of each advance under the Loans shall be used by the Borrowers for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Lender in writing. The Borrowers shall use the proceeds of the Loans promptly.

        2.3.3 Origination Fee. The Borrowers jointly and severally shall pay to the Lender on or before the Closing Date a loan origination fee (the "Origination Fee") in the amount of THREE HUNDRED NINETY-THREE THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($393,750), which fee has been fully earned and is non-refundable. The Borrowers have previously paid to the Lender a commitment fee and expense deposit in the amount of One Hundred Thousand Dollars ($100,000). Twenty-five Thousand Dollars ($25,000) of this fee and expense deposit have been fully earned by the Lender and shall be retained by the Lender as a commitment fee. The remaining Seventy-five Thousand Dollars ($75,000) shall be applied first to any expenses reasonably incurred by the Lender on or before the Closing Date in connection with the approval and underwriting of the Credit Facilities, and second to the Origination Fee payable on the Closing Date.

        2.3.4 Field Examination Fees. The Borrowers jointly and severally shall pay to the Lender a field examination fee (collectively, the "Field Examination Fees" and individually a "Field Examination Fee") at the time of each field examination or audit of any of the Borrowers. Each Field Examination Fee shall be in an amount equal to the sum of Six Hundred Dollars ($600) per day per person conducting such field examination.

        2.3.5 Computation of Interest and Fees. All applicable Fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate is announced.

        2.3.6 Payments. All payments of the Obligations, including, without limitation, principal, interest, Prepayments, and Fees, shall be paid by the Borrowers, jointly and severally, without setoff, recoupment or counterclaim to the Lender in immediately available funds not later than 12:00 noon, Baltimore, Maryland time on the due date of such payment. All such payments shall be made to the Lender's principal office in Baltimore, Maryland or at such other location as the Lender may at any time and from time to time notify the Borrowers. Alternatively, at its sole, but reasonable discretion, the Lender may charge any deposit account of any Borrower at the Lender or any Affiliate of the Lender with all or any part of any amount due to the Lender under this Agreement or any of the other Financing Documents to the extent that any Borrower shall have not otherwise tendered payment to the Lender. Notwithstanding the foregoing, the Lender agrees that prior to the occurrence of a Default or an Event of Default, the Lender shall not charge any deposit account for any of the Obligations other than out-of-pocket expenses reasonably incurred by the Lender under or in connection with the Credit Facilities. All payments shall be applied first to any unpaid Fees, second to any and all accrued and unpaid late charges and Enforcement Costs, third to any and all accrued and unpaid interest on the Obligations, and then to the then unpaid principal balance of the Obligations, all in such order and manner as shall be determined by the Lender in its sole discretion.

        2.3.7 Liens; Setoff. Each Borrower hereby grants to the Lender as additional collateral and security for all of the Obligations, a continuing Lien on any and all monies, Securities, and other personal property of such Borrower and any and all proceeds thereof, now or hereafter held or received by, or in transit to, the Lender or any Affiliate of the Lender from, or for the account of, any Borrower, and also upon any and all depository accounts (whether general or special) and credits of each Borrower, if any, with the Lender or any Affiliate of the Lender, at any time existing, excluding any depository accounts held by any Borrower in its capacity as trustee for Persons who are not Affiliates of a Borrower. Without implying any limitation on any other rights the Lender may have under the Financing Documents or applicable Laws, during the continuance of an Event of Default, the Lender is hereby authorized by each Borrower at any time and from time to time at the Lender's option, without notice to, or consent of, any Borrower, to set off, appropriate, seize, freeze and apply any or all items hereinabove referred to against all Obligations then outstanding (whether or not then due), all in such order and manner as shall be determined by the Lender in its sole discretion.

        2.3.8 Requirements of Law. In the event that the Lender shall have determined in good faith that (a) the adoption of any Laws regarding capital adequacy, or (b) any change in such Laws or in the interpretation or application thereof or (c) compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority or central bank, does or shall have the effect of reducing the rate of return on the capital of the Lender or such controlling corporation as a consequence of the Lender's obligations under this Agreement to a level below that which the Lender or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the policies of the Lender and its controlling corporation with respect to capital adequacy) by an amount deemed by the Lender, in its discretion, to be material, then from time to time, after submission by the Lender to the Borrowers of a written request therefor and a statement of the basis for the Lender's determination, the Borrowers jointly and severally shall pay to the Lender within five (5) days following DEMAND such additional amount or amounts in order to compensate the Lender or its controlling corporation for any such reduction.

        2.3.9 Funds Transfer Services.

            (a) The Borrowers have requested that the Lender and its Affiliates make available to the Borrowers electronic funds transfer services and related security measures in connection with the Obligations. A copy of the Lender's current Wire Transfer Procedures, including the Security Procedures, is attached to this Agreement as EXHIBIT B. Each Borrower acknowledges and agrees that all electronic funds transfers made by the Lender or any Affiliate of the Lender to, or for the account of, any Borrower shall be governed by, and subject to, the Wire Transfer Procedures and the Security Procedures in effect from time to time. The Borrowers and the Lender agree that the current Wire Transfer Procedures and the Security Procedures are commercially reasonable. Each Borrower further acknowledges and agrees, however, that the full scope of the Security Procedures which the Lender and its Affiliates offer and strongly recommend for electronic funds transfers is available only if the Borrowers communicate directly with the Lender or its Affiliate, as applicable, in accordance with and as required by the Wire Transfer Procedures and the Security Procedures. If a Borrower attempts to communicate with the Lender or any Affiliate of the Lender by any other method or otherwise does not communicate with the Lender and/or its Affiliate, as appropriate, in accordance with the Wire Transfer Procedures and the Security Procedures, the Lender and/or its Affiliate, as applicable, shall not be required to execute the instructions of such Borrower, but if the Lender or such Affiliate, as applicable, does so, such Borrower will be deemed to have refused and waived the Security Procedures that the Lender or its Affiliate, as applicable, offers and strongly recommends, and such Borrower will be bound by any funds transfer, whether or not authorized, which is issued in such Borrower's name and accepted by the Lender or any Affiliate, as applicable, in good faith. The Lender or it Affiliate, as applicable, may modify the Wire Transfer Procedures including, without limitation, the Security Procedures at such time or times and in such manner as the Lender and/or any Affiliate of the Lender, as applicable, in its or their commercially reasonable discretion, deems appropriate to meet then prevailing standards of good banking practice. The Lender shall notify the Borrowers of any material change or modification to the Wire Transfer Procedures and/or the Security Procedures. By continuing to use the wire transfer services of the Lender and/or any Affiliate of the Lender following notice to the Borrowers of any such change or modification to the Wire Transfer Procedures and/or the Security Procedures, the Borrowers shall be deemed automatically to have agreed to the Wire Transfer Procedures and the Security Procedures, as changed and/or modified and to have further agreed that the Wire Transfer Procedures and the Security Procedures, as changed and/or modified, are likewise commercially reasonable. Each Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto. Neither the Lender or any Affiliate of the Lender is responsible for detecting any error in any payment order sent by any Borrower to the Lender or any Affiliate of the Lender.

            (b) The Lender and its Affiliates, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, the Lender and/or its Affiliates, as applicable, may use any means and routes that the Lender or any such Affiliate, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Lender or any Affiliate, as applicable, is a member of the system, clearinghouse or arrangement and each Borrower acknowledges that the right of the Lender or any Affiliate, as applicable, to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the Laws, regulations, rules, circulars and arrangements described herein.

        2.3.10 Guaranty.

            (a) Each Borrower hereby unconditionally and irrevocably, guarantees to the Lender:

                    (i) the due and punctual payment in full (and not merely the collectibility) by the other Borrowers of the principal of the Notes and the interest thereon, in each case when due and payable, all according to the terms of the Notes and the other Financing Documents;

                    (ii) the due and punctual payment in full (and not merely the collectibility) by the other Borrowers of all other sums and charges which may at any time be due and payable in accordance with the Notes or any of the other Financing Documents;

                    (iii) the due and punctual performance by the other Borrowers of all of the other terms, covenants and conditions contained in the Financing Documents; and

                    (iv) all the other Obligations of the other Borrowers.

            (b) The obligations and liabilities of each Borrower as a guarantor under this Section 2.3.10 shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Notes or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Borrower in its capacity as a guarantor expressly agrees that the Lender may, in its commercially reasonable discretion, without notice to or further assent of any Borrower and without in any way releasing, affecting or in any way impairing the obligations and liabilities of any Borrower as a guarantor hereunder:

                    (i) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                    (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

                    (iii) grant extensions or renewals of or with respect to the Notes or any of the other Financing Documents;

                    (iv) effect any release, subordination, compromise or settlement in connection with the Notes or any of the other Financing Documents;

                    (v) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Loan or to the subordination of any lien or security interest therein;

                    (vi) make advances for the purpose of performing any term, provision or covenant contained in the Notes or any of the other Financing Documents with respect to which the Borrowers shall then be in default;

                    (vii) make future advances pursuant to the Financing Agreement or any of the other Financing Documents;

                    (viii) assign, pledge, hypothecate or otherwise transfer the Notes, any of the other Financing Documents or any interest therein;

                    (ix) deal in all respects with the other Borrowers as if this Section 2.3.10 were not in effect;

                    (x) effect any release, compromise or settlement with any of the other Borrowers, whether in their capacity as Borrower or as guarantor under this Section 2.3.10, or any other guarantor; and

                    (xi) provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by all Borrowers that any such financing and/or use would be part of the Obligations.

            (c) The obligations and liabilities of each Borrower, as guarantor under this Section 2.3.10, shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that a Borrower may have against any one or more of the other Borrowers, the Lender and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lender of any remedies it may have against the Borrowers with respect to the Notes or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand upon the Borrowers, or to sell the Collateral or otherwise pursue, enforce or exhaust its remedies against the Borrowers or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Borrower under this Section 2.3.10, either in the same action, if any, brought against any one or more of the Borrowers or in separate actions or proceedings, as often as the Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Borrowers, any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Borrowers, in their respective capacities as Borrowers and guarantor under this Section 2.3.10, or under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this Section 2.3.10 in any manner whatsoever, and this Section 2.3.10 shall remain and continue in full force and effect. It is the intent and purpose of this Section 2.3.10 that each Borrower shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Borrowers agree that they shall be liable for the full amount of the obligations and liabilities under this Section 2.3.10, regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Borrowers, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

            (d) Each Borrower, as guarantor under this Section 2.3.10, hereby unconditionally, jointly and severally, irrevocably and expressly waives:

                    (i) presentment and demand for payment of the principal of or interest on the Notes and protest of non-payment;

                    (ii) notice of acceptance of this Section 2.3.10 and of presentment, demand and protest thereof;

                    (iii) notice of any default hereunder or under the Notes or any of the other Financing Documents and notice of all indulgences;

                    (iv) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Section 2.3.10;

                    (v) demand for observance, performance or enforcement of any of the terms or provisions of this Section 2.3.10, the Notes or any of the other Financing Documents;

                    (vi) all errors and omissions in connection with the Lender's administration of all indebtedness guaranteed by this Section 2.3.10, except errors and omissions resulting from acts of gross negligence or willful misconduct;

                    (vii) any right or claim of right to cause a marshalling of the assets of any one or more of the other Borrowers; and

                    (viii) any act or omission of the Lender which changes the scope of the risk as guarantor hereunder.

            (e) Within ten (10) days following any request of the Lender so to do, each Borrower will furnish the Lender and such other persons as the Lender may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this
Section 2.3.10.

                                  ARTICLE 3

                               THE COLLATERAL

    SECTION 3.1 Debt and Obligations Secured. All property and Liens assigned, pledged or otherwise granted under or in connection with this Agreement (including, without limitation, those under Section 3.2 (Grant of Liens) below) or any of the Financing Documents shall secure (a) the payment of all of the Obligations, and (b) the performance, compliance with and observance by each Borrower of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations.

    SECTION 3.2 Grant of Liens. Each Borrower hereby assigns, pledges and grants to the Lender, and agrees that the Lender shall have a perfected and continuing security interest in, and Lien on, (a) all of such Borrower's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all Equipment and General Intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing. Each Borrower further agrees that the Lender shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws.

    Without implying any limitation to the foregoing, as additional Collateral and security for the Obligations, Flanders Corporation hereby assigns to the Lender all of its respective rights, title and interest in, to, and under, each of the Purchase Agreements and all of the Purchase Agreement Documents, including, without limitation, all of the benefits of any representations and warranties provided by the seller or any other Person and any and all rights of Flanders Corporation to indemnification from the seller or any other Person contained therein. Neither the assignment to the Lender nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Lender any obligation or liability of Flanders Corporation or any other Borrower under any of the Purchase Agreements and/or under any of the other Purchase Agreement Documents. The Borrowers hereby agree jointly and severally to indemnify the Lender and hold the Lender harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Lender by virtue of the assignment of and Lien on the rights, title and interest of Flanders Corporation in, to, and under the Purchase Agreements and the Purchase Agreement Documents. Each Borrower further acknowledges and agrees that following the occurrence of an Event of Default, the Lender shall be entitled to enforce any and all rights and remedies available to Flanders Corporation under the Purchase Agreements and/or under any or all of the Purchase Agreement Documents and/or applicable Laws with respect to the Purchase Agreement Transactions.

    SECTION 3.3 Collateral Disclosure List. On or prior to the Closing Date, each Borrower shall deliver to the Lender a list (the "Collateral Disclosure List") which shall contain such information with respect to that Borrower's business and real and personal property as the Lender may require and shall be certified by a Responsible Officer of that Borrower, all in the form provided to the Borrowers by the Lender. Promptly after demand by the Lender, the Borrowers shall furnish to the Lender an update of the information contained in the Collateral Disclosure List at any time and from time to time as may be requested by the Lender.

    SECTION 3.4 Personal Property. Each Borrower acknowledges and agrees that it is the intention of the parties to this Agreement that the Lender shall have a first priority, perfected Lien, in form and substance satisfactory to the Lender and its counsel, on all of each Borrower's personal property of any kind and nature whatsoever, whether now owned or hereafter acquired, subject only to the Permitted Liens, if any. In furtherance of the foregoing:

        3.4.1   Securities, Chattel Paper, Promissory Notes, etc.

            (a) On the Closing Date and without implying any limitation on the scope of Section 3.2 (Grant of Liens) above, each Borrower shall deliver to the Lender all originals of all of that Borrower's letters of credit, Securities, Chattel Paper, Documents and Instruments and, if the Lender so requires, shall execute and deliver to the Lender separate pledges, assignments and security agreements in form and content acceptable to the Lender, which pledges, assignments and security agreements shall assign, pledge and grant a Lien to the Lender on all letters of credit, Securities (other than those covered by the Stock Pledge Agreement and the Assignment of Limited Liability Company Interests), Chattel Paper, Documents, and Instruments. Notwithstanding the foregoing, Precisionaire shall not be required to grant to the Lender a Lien on any rights, title or interest in, to or under (i) a certain life insurance policy on the life of Emily Beck and (ii) certain stock issued to Precisionaire by an insurance company and owned by Precisionaire as of the Closing Date.

            (b) In the event that any Borrower shall acquire after the Closing Date any letters of credit, Securities, Chattel Paper, Documents, or Instruments and any such letters of credit, Securities, Chattel Paper, Documents or Instruments relate to any Accounts or Inventory included in the Borrowing Base, such Borrower shall promptly so notify the Lender and deliver the originals of all of the foregoing to the Lender promptly and in any event within ten (10) days of each acquisition.

            (c) All letters of credit, Securities, Chattel Paper, Documents and Instruments shall be delivered to the Lender endorsed and/or assigned as required by any pledge, assignment and security agreement and/or as the Lender may require and, if applicable, shall be accompanied by blank irrevocable and unconditional stock or bond powers and/or notices as the Lender may require.

        3.4.2 Patents, Copyrights and Other Property Requiring Additional Steps to Perfect.

    On the Closing Date and without implying any limitation on the scope of
Section 3.2 above, each Borrower shall execute and deliver all Financing Documents and take all actions requested by the Lender in order to perfect a first priority assignment of Patents, Copyrights, Trademarks or any other type or kind of intellectual property acquired by such Borrower after the Closing Date.

    SECTION 3.5 Record Searches. As of the Closing Date and thereafter at the time any Financing Document is executed and delivered by any Borrower pursuant to this Section, the Lender shall have received, in form and substance satisfactory to the Lender, such Lien or record searches with respect to that Borrower and/or any other Person, as appropriate, and the property covered by such Financing Document showing that the Lien of such Financing Document will be a perfected first priority Lien on the property covered by such Financing Document subject only to Permitted Liens or to such other matters as the Lender may approve.

    SECTION 3.6 Costs. The Borrowers jointly and severally agree to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all costs, fees and expenses incurred by the Lender in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation:

            (a) customary fees and expenses incurred in preparing Financing Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing the Financing Documents);

            (b) all filing and/or recording taxes or fees;

            (c) all costs of Lien and record searches;

            (d) reasonable attorneys' fees in connection with all legal opinions required;

            (e) appraisal costs; and

            (f) all related costs, fees and expenses.

SECTION 3.7 Release. Upon the payment and performance of all Obligations of any or all of the Borrowers and all obligations and liabilities of each other Person, other than the Lender, under this Agreement and all other Financing Documents, the termination and/or expiration of the Commitment, upon the Borrowers' request and at the Borrowers' sole cost and expense, the Lender shall release and/or terminate any Financing Document but only if and provided that there is no commitment or obligation (whether or not conditional) of the Lender to re-advance amounts which would be secured thereby.

    SECTION 3.8 Inconsistent Provisions. In the event that the provisions of any Financing Document directly conflict with any provision of this Agreement, the provisions of this Agreement govern.


                                  ARTICLE 4

                       REPRESENTATIONS AND WARRANTIES

    SECTION 4.1 Representations and Warranties. The Borrowers for themselves and for each other represent and warrant to the Lender and shall be deemed to represent and warrant at the time of each request for an advance under the Loans under the terms of this Agreement and again at the time of the making of any advance under the Loans, as follows:

        4.1.1 Subsidiaries. The Borrowers have the Sub- sidiaries listed on the Collateral Disclosure List attached hereto and made a part hereof and no others. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on the Collateral Disclosure List, which correctly indicates the nature and amount of each Borrower's ownership interests therein.

        4.1.2 Good Standing. Each Borrower and its Subsidiaries (a) is a corporation or limited liability company duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to do so could or would not have a materially adverse effect on the business, properties, condition (financial or otherwise) or opera- tions, present or prospective, of any or all of the Borrowers.

        4.1.3 Power and Authority. Each Borrower has full power and authority to execute and deliver this Agreement, the other Financing Documents, the Purchase Agreement Documents, the Equity Offering Documents to which it is a party, to make the borrowings under this Agreement, to close and consummate each of the Purchase Agreement Transactions and the Equity Offering Transaction and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary action. No consent or approval of shareholders or members or any creditors of any Borrower, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of any Borrower, is required as a condition to the execution, delivery, validity or enforceability of this Agreement, the other Financing Documents, any of the Equity Offering Documents or any of the Purchase Agreement Documents, the performance by any Borrower of the Obligations or the closing and consummation of any of the Purchase Agreement Transactions or the Equity Offering Transaction, or if required the same has been duly obtained. The Lender understands and agrees that the Borrowers shall not be considered to have made any representation or warranty as to the power or authority of any seller under any of the Purchase Agreement Documents.

        4.1.4 Binding Agreements. This Agreement and the other Financing Documents executed and delivered by the Borrowers have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrowers and are fully enforceable against each of the Borrowers in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applications affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

        4.1.5 No Conflicts. Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by any Borrower nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by
(a) any Borrower's charter, bylaws, operating agreement, articles of organization or other organizational document, (b) any existing mortgage, indenture, contract or agreement binding on any Borrower or affecting its property, or (c) any Laws.

        4.1.6 No Defaults, Violations.

            (a) No Default or Event of Default has occurred and is continuing.

            (b) None of the Borrowers nor any of their respective Subsidiaries is in default under or with respect to any obligation under any existing mortgage, indenture, contract or agreement binding on it or affecting its property in any respect which could be materially adverse to the business, operations, property or financial condition of that Borrower, or which could materially adversely affect the ability of any Borrower to perform its obligations under this Agreement or the other Financing Documents, to which that Borrower is a party.

        4.1.7 Compliance with Laws. None of the Borrowers nor any of their respective Subsidiaries is in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting that Borrower or any of its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of that Borrower and/or its Subsidiaries.

        4.1.8 Margin Stock. None of the proceeds of the Loans will be used, directly or indirectly, by any Borrower or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose which might make the transactions contemplated in this Agreement a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

        4.1.9 Investment Company Act; Margin Securities.

    None of the Borrowers nor any of their respective Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. None of the Borrowers nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System.

        4.1.10 Litigation. Except as otherwise disclosed to the Lender on
Schedule 4.1.10 attached to and made a part of this Agreement, there are no proceedings, actions or investigations pending or, so far as any Borrower knows, threat- ened before or by any court, arbitrator any Governmental Authority which, in any one case or in the aggregate, if determined ad- versely to the interests of any Borrower or any Subsidiary, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of any Borrower.

        4.1.11 Financial Condition. The consolidated and consolidating financial statements of the Borrowers dated June 30, 1996, are complete and correct and fairly present the financial position of each of and all of the Borrowers and their Subsidiaries, both on a consolidated and on a consolidating basis, and the results of their operations and transactions in their surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent, of any Borrower or any Subsidiary as of the date of such financial statements which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of any Borrower or any Subsidiary since the date of such financial statements and to the Borrowers' knowledge no such material adverse change is pending or threatened. None of the Borrowers nor any Subsidiary has guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements and except for (i) a personal loan in the original principal amount of Two Hundred Thousand Dollars ($200,000) made by Flanders Corporation to Wes Adair secured by all of his rights, title and interest in and to any stock issued by Flanders Corporation to Wes Adair and (ii) a personal loan in an original principal not greater than Six Hundred Fifty Thousand Dollars ($650,000) made by one of the Borrowers to Thomas T. Allan.

        4.1.12 Proforma Financial Statements. The Borrowers have furnished to the Lender a proforma consolidated and consolidating balance sheet of the Borrowers and their Subsidiaries as of immediately after consummation of the Purchase Agreement Transaction - Precisionaire and the Equity Offering Transaction and the transactions incident thereto (the "Proforma Balance Sheet"), together with proforma financial projections for the three-year period subsequent to June 30, 1996 (the "Proforma Financial Projections"). A copy of the Proforma Balance Sheet and the Proforma Financial Projections are attached hereto as Exhibits D-1 and D-2, respectively. The Proforma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents the consolidated and consolidating financial condition of the Borrowers and their Subsidiaries as of immediately after consummation of the Purchase Agreement Transaction - Precisionaire and the Equity Offering Transaction and the transactions incident thereto. The Proforma Financial Projections represent the Borrowers' best estimate of the future operations of the Borrowers and are based on reasonable and conservative assumptions.

        4.1.13 Full Disclosure. The financial statements referred to in Section
4.1.11 (Financial Condition) of this Agreement, the Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by any Borrower in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to any Borrower which such Borrower has not disclosed to the Lender in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future could, in the reasonable opinion of that Borrower materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of any Borrower or of any Subsidiary.

        4.1.14 Indebtedness for Borrowed Money. Except for the Obligations and except as set forth in Schedule 4.1.14 attached to and made a part of this Agreement, the Borrowers have no Indebtedness for Borrowed Money. The Lender has received photocopies of all promissory notes evidencing any Indebtedness for Borrowed Money set forth in Schedule 4.1.14, together with any and all subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith.

        4.1.15 Subordinated Debt. None of the Subordinated Debt Loan Documents has been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Lender in writing on or before the effective date of any such amendment, supplement, restatement or other modification. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Loan Documents.

        4.1.16 Equity Offering Documents; Purchase Agreement Documents. None of the Equity Offering Documents nor any of the Purchase Agreement Documents have been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Lender in writing on or before the effective date of any such amendment, supplement, restatement or other modification. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Equity Offering Documents or any of the Purchase Agreement Documents.

        4.1.17 Taxes. Each of the Borrowers and its Subsidiaries has filed all returns, reports and forms for Taxes which, to the knowledge of the Borrowers, are required to be filed, and has paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by a Borrower, such Taxes are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP. All tax liabilities of the Borrowers were as of the date of audited financial statements referred to in Section 4.1.11 (Financial Condition) above, and are now, adequately provided for on the books of the Borrowers and its Subsidiaries, as appropriate. No tax liability has been asserted by the Internal Revenue Service or any state or local authority against any Borrower for Taxes in excess of those already paid.

        4.1.18 ERISA. With respect to any "pension plan" as defined in SECTION 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by any Borrower and/or by any commonly controlled entity: (a) no "accumulated funding deficiency" as defined in Code '412 or ERISA '302 has occurred, whether or not that accumulated funding deficiency has been waived;
(b) no Reportable Event has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) no Borrower nor any commonly controlled entity (as defined under ERISA) has incurred a "complete withdrawal" within the meaning of ERISA '4203 from any Multiemployer Plan; (e) no Borrower nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA '4205 with respect to any Multiemployer Plan; (f) no Multiemployer Plan to which a Borrower or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA '4241 nor has notice been received by any Borrower or any commonly controlled entity that such a Multiemployer Plan will be placed in "reorganization".

        4.1.19 Title to Properties. The Borrowers have good and marketable title to all of their respective properties, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section 4.1.11 (Financial Condition) above. The Borrowers have legal, enforceable and uncontested rights to use freely such property and assets. All of such properties, including, without limitation, the Collateral which were purchased, were purchased for fair consideration and reasonably equivalent value in the ordinary course of business of both the seller and the Borrowers and not, by way of example only, as part of a bulk sale.

        4.1.20 Patents, Trademarks, Etc. Each of the Borrowers and its Subsidiaries owns, possesses, or has the right to use all necessary Patents, licenses, Trademarks, Copyrights, permits and franchises to own its properties and to conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 4.1.11 (Financial Condition) above.

        4.1.21 Employee Relations. Except as disclosed on Schedule 4.1.21 attached hereto and made a part hereof, (a) no Borrower nor any Subsidiary thereof nor any Borrower's or Subsidiary's employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Borrower or any Subsidiary and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of a Borrower, (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrowers after due inquiry, threatened between any Borrower and its employees, and (d) no Borrower nor any Subsidiaries is subject to an employment contract, severance agreement, commission contract, consulting agreement or bonus agreement, except as described on Schedule 4.1.21. Hours worked and payments made to the employees of any of the Borrowers have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from any Borrower or for which any claim may be made against a Borrower, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on its books. The consummation of the transactions contemplated by the Financing Agreement, the other Financing Documents, the Equity Offering Documents, the Purchase Agreements or any of the other Purchase Agreement Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Borrower is a party or by which it is bound.

        4.1.22 Presence of Hazardous Materials or Hazardous Materials Contamination.

    To the best of each Borrower's knowledge, and except as disclosed on the Phase I environmental audits and any supplemental reports relating to such audits performed with respect to the

Terrell, Texas, Auburn, Pennsylvania, and Bartow, Florida locations of Precisionaire, copies of which audits have been furnished to the Lender prior to the Closing Date (a) no Hazardous Materials are located on any real property owned, controlled or operated by any Borrower or for which any Borrower is, or is claimed to be, responsible, except for reasonable quantities of necessary supplies for use by a Borrower in the ordinary course of its current line of business and stored, used and disposed in accordance with applicable Laws; and
(b) no property owned, controlled or operated by any Borrower or for which any Borrower has, or is claimed to have, responsibility has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is affected by Hazardous Materials Contamination at any other property.

        4.1.23 Perfection and Priority of Collateral. The Lender has, or upon execution and recording of this Agreement and the Security Documents will have, and will continue to have as security for the Obligations, a valid and perfected Lien on and security interest in all Collateral, free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens, including, without limitation, those described on Schedule 4.1.23.

        4.1.24 Places of Business and Location of Collateral.

    The information contained in the Collateral Disclosure List is complete and correct. The Collateral Disclosure List completely and accurately identifies the address of (a) the chief executive office of each Borrower, (b) any and each other place of business of each Borrower, (c) the location of all books and records pertaining to the Collateral, and (d) each location, other than the foregoing, where any of the Collateral is located. The proper and only places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the filing offices for those jurisdictions in which the Borrowers maintain a place of business as identified on the Collateral Disclosure List.

        4.1.25 Equipment. All Equipment is personalty and is not and will not be affixed to real estate in such manner as to become a fixture or part of such real estate.

        4.1.26 Inventory. Substantially all of the Inventory of the Borrowers is (a) of good and merchantable quality, free from defects, (b) not stored with a bailee, warehouseman, carrier, or similar party, except as set forth in
Schedule 4.1.26, (c) not on consignment, sale on approval, or sale or return, and (d) located at the places of business set forth on the Collateral

Disclosure List. No goods offered for sale by a Borrower are consigned to or held on sale or return terms by that Borrower.

        4.1.27 Accounts. With respect to all Accounts and to the best of the Borrowers' knowledge (a) they are genuine, and in all material respects what they purport to be, and are not evidenced by a judgment, an Instrument, or Chattel Paper (unless such judgment has been assigned and such Instrument or Chattel Paper has been endorsed and delivered to the Lender); (b) they represent bona fide transactions completed in accordance with the terms and provisions contained in the invoices, purchase orders and other contracts relating thereto, and the underlying transaction therefor is in accordance with all applicable Laws; (c) the amounts shown on the respective Borrower's books and records, with respect thereto are actually and absolutely owing to that Borrower and are not contingent or subject to reduction for any reason other than regular discounts, credits or adjustments allowed by that Borrower in the ordinary course of its business; (d) no payments have been or shall be made thereon except payments turned over to the Lender by the Borrowers; (e) all Account Debtors thereon have the capacity to contract; and (f) the goods sold, leased or transferred or the services furnished giving rise thereto are not subject to any Liens except the security interest granted to the Lender by this Agreement and Permitted Liens.

        4.1.28 Compliance with Eligibility Standards. Each Account and all Inventory included in the calculation of the Borrowing Base does and will at all times meet and comply with all of the standards for Eligible Receivables and Eligible Inventory. With respect to those Accounts which the Lender has deemed Eligible Receivables (a) there are no facts, events or occurrences which in any way materially impair the validity, collectibility or enforceability thereof or tend to reduce the amount payable thereunder; and (b) there are no proceedings or actions known to any Borrower which are threatened or pending against any Account Debtor which might result in any material adverse change in the Borrowing Base.

        4.1.29 Equity. In accordance with the provisions of the Equity Offering Documents, Flanders Corporation has received paid in cash equity and subordinated indebtedness aggregating not less than Eight Million Five Hundred Thousand Dollars ($8,500,000) from the Persons, in the forms and in the amounts more particularly set forth in Schedule 4.1.29 attached hereto (which does not include, however, the Four Million Dollars ($4,000,000) deposited into escrow by GE (the "Closing Escrow") in accordance with the provisions of the Equity Offering Documents and the Closing Escrow Agreement); the cash equity and subordinated indebtedness has been paid to Flanders Corporation at such times, by such purchasers, and on such terms and conditions as shall have been disclosed to, and approved by, the Lender in writing on or before the Closing Date and as accurately reflected in the Equity Offering Documents. The Equity Offering Transaction has been closed and consummated in accordance with all applicable Laws. In connection with the Equity Offering Transaction, GE has established a cash escrow in an amount at least equal to Four Million Dollars ($4,000,000) in accordance with the provisions of a written escrow agreement (the "Closing Escrow Agreement") which is one of the Equity Offering Documents. The Lender understands and agrees that upon satisfaction of certain conditions precedent a portion of the funds on deposit pursuant to the Closing Escrow Agreement in an amount up to, but not exceeding $1,700,000, shall be released and paid to the Person that made a bridge loan to Flanders Corporation in the amount of $1,700,000 on or before the Closing Date; the balance of the funds on deposit in the Closing Escrow shall be paid to the Lender as a Term Loan Mandatory Prepayment.

        4.1.30 Purchase Agreement Transactions. The Lender has received true and correct photocopies of each of the Purchase Agreements and each of the Purchase Agreement Documents, executed, delivered and/or furnished on or before the Closing Date in connection with the Purchase Agreement Transactions. None of the Purchase Agreements nor any of the Purchase Agreement Documents have been modified, changed, supplemented, canceled, amended or otherwise altered or affected, except as otherwise disclosed to the Lender in writing on or before the Closing Date. Each of the Purchase Agreement Transactions has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the respective Purchase Agreement and in accordance with all applicable Laws. The Lender understands and agrees that the Purchase Agreement Transaction - Precisionaire is to be closed and consummated effective as of the Closing Date immediately following the initial advance of the Loan.

        4.1.31 Securities Acts. The Borrowers have not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other Law, and is not in violation of any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Borrowers are not required to qualify any indenture under the Trust Indenture Act of 1939, as amended, in connection with the execution and delivery of any of the Notes.

        4.1.32 Governmental Regulation. Neither the Borrowers nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Interstate Commerce Act or to any Federal or state

Laws limiting its ability to incur Indebtedness for Borrowed Money.

    SECTION 4.2     Survival; Updates of Representations and Warranties.

    All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Loans and extension of credit made hereunder, and the incurring of any other Obligations and shall be deemed to have been made at the time of each request for, and again at the time the making of, each advance under the Loans, except that the representations and warranties which relate to financial statements which are referred to in Section 4.1.11, shall also be deemed to cover financial statements furnished from time to time to the Lender pursuant to Section 6.1.1 (Financial Statements) of this Agreement.

                                  ARTICLE 5

                            CONDITIONS PRECEDENT

    SECTION 5.1 Conditions to the Initial Advance.

    The making of the initial advance under the Loans is subject to the fulfillment on or before the Closing Date of the following conditions precedent in a manner satisfactory in form and substance to the Lender and its counsel:

        5.1.1 Organizational Documents - Borrower. The Lender shall have received:

            (a) a certificate of good standing for each Borrower certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation or organization for such Borrower;

            (b) a certificate of qualification to do business for each Borrower certified by the Secretary of State or other Governmental Authority of each state in which such Borrower conducts business;

            (c) a certificate dated as of the Closing Date by the Secretary or an Assistant Secretary of each Borrower covering:

                (i) true and complete copies of that Borrower's corporate charter, bylaws, articles of organization, member agreement and all amendments thereto, as appropriate;

                (ii) true and complete copies of the resolutions of its Board of Directors or members, as appropriate, authorizing (i) the execution, delivery and performance of the Financing Documents, the Equity Offering Documents and the Purchase Agreement Documents to which such Borrower is a party, (ii) the borrowings by such Borrower hereunder, (iii) the granting of the Liens contemplated by this Agreement and the Financing Documents to which such Borrower is a party, and (iv) the Purchase Agreement Transactions and the Equity Offering Transaction, as appropriate;

                (iii) the incumbency, authority and signatures of the officers of such Borrower authorized to sign this Agreement and the other Financing Documents to which such Borrower is a party; and

                (iv) the identity of such Borrower's current directors, common stock holders, members and other equity holders, as well as their respective percentage ownership interests.

        5.1.2 Opinion of Borrower's Counsel. The Lender shall have received the favorable opinion of counsel for the Borrowers addressed to the Lender.

        5.1.3 Consents, Licenses, Approvals, Etc. The Lender shall have received copies of all consents, licenses and approvals, required in connection with the execution, delivery, performance, validity and enforceability of the Financing Docu- ments, the Equity Offering Documents and the Purchase Agreement Documents, and such consents, licenses and approvals shall be in full force and effect.

        5.1.4 Notes. The Lender shall have received the Term Note and the Revolving Credit Note, each conforming to the requirements hereof and executed by a Responsible Officer of each Borrower and attested by a duly authorized representative of such Borrower.

        5.1.5 Financing Documents and Collateral. Each Borrower shall have executed and delivered the Financing Documents to be executed by it, and shall have delivered original Chattel Paper, Instruments, Securities, and related Collateral and all opinions, title insurance, and other documents contemplated by Article 3 hereof.

        5.1.6 Other Financing Documents. In addition to the Financing Documents to be delivered by the Borrowers, the Lender shall have received the Financing Documents duly executed and delivered by Persons other than the Borrowers.

        5.1.7 Other Documents, Etc. The Lender shall have received such other certificates, opinions, documents and instru- ments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Lender.

        5.1.8 Payment of Fees. The Lender shall have received payment of any Fees due on or before the Closing Date.

        5.1.9 Collateral Disclosure List. Each Borrower shall have delivered the Collateral Disclosure List required under the provisions of Section 3.3 (Collateral Disclosure List) hereof duly executed by a Responsible Officer of each Borrower.

        5.1.10 Recordings and Filings. Each Borrower shall have: (a) executed and delivered all Financing Documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Lender require that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

        5.1.11 Insurance Certificate. The Lender shall have received an insurance certificate in accordance with the provisions of Section 6.1.8 (Insurance) and Section 6.1.20 (Insurance With Respect to Equipment and Inventory) of this Agreement.

        5.1.12 Landlord's Waivers. The Lender shall have received a landlord's waiver from each landlord of each and every business premise leased by a Borrower, except for the business premises described on Schedule 5.1.12 attached hereto and made a part hereof and on which any of the Collateral is or may hereafter be located, which landlords' waivers must be reasonably acceptable to the Lender and its counsel in their commercially reasonable discretion.

        5.1.13 Field Examination. The Lender shall have completed a field examination and audit of each Borrowing Base

Borrower's business, operations and income, the results of which field examination and audit shall be in all respects acceptable to the Lender in its commercially reasonable discretion and shall include reference discussions with key customers and vendors.

        5.1.14 Appraisal. The Lender shall have received an appraisal of all Equipment of Precisionaire, which appraisal shall be performed by an appraiser satisfactory in all respects to the Lender, shall be in such form and content as may be required by the Lender, and shall support, on a reviewed basis, a forced liquidation value of not less than $1,500,000.

        5.1.15 Proforma Balance Sheet and Projections. The Lender shall have received and approved the Borrowers' Proforma Balance Sheet and Proforma Financial Projections, which Proforma Balance Sheet and Proforma Financial Projections must be in form and content acceptable to the Lender in its commercially reasonable discretion.

        5.1.16 Stock Certificates and Stock Powers. The Lender shall have received all of the original stock certificates of each Borrower (other than Flanders Corporation and Flanders AirPure) and fully executed irrevocable stock powers from the holders of all such stock certificates.

        5.1.17 Subordination Agreement. The Lender shall have received the fully executed Subordination Agreement in form and content acceptable to the Lender. The Lender shall have received and approved copies of the fully executed Subordinated Debt Loan Documents, all of which must be in form and content acceptable to the Lender.

        5.1.18 Subordinated Indebtedness; Equity.

    The Lender shall have received a certificate signed by a Responsible
Officer of Flanders Corporation, certifying to the Lender that Flanders Corporation (a) has received the proceeds of the Subordinated Debt, in accordance with, and pursuant to, the terms and conditions of the Subordinated Debt Loan Documents, and has applied the same to such purposes as has been previously disclosed to, and approved by, the Lender, (b) has delivered to the Lender a true and correct photocopy of all Subordinated Debt Loan Documents, (c) has received paid in cash equity and subordinated indebtedness in an aggregate amount at least equal to Eight Million Five Hundred Thousand Dollars ($8,500,000) from the Persons, in the forms and in the amounts more particularly set forth in Schedule 4.1.29 attached hereto and made a part hereof, all in accordance with, and pursuant to, the terms and conditions of the Equity Offering Documents, and has applied the same to such purposes as has been previously disclosed to, and approved by, the Lender, and (d) has delivered to the Lender a true and correct photocopy of all Equity Offering Documents. Flanders Corporation shall have delivered such evidence of the Equity as may be requested by the Lender. The Lender must be satisfied that such Equity has been paid to Flanders Corporation on such terms and conditions as shall have been previously disclosed to, and approved by, the Lender.

        5.1.19 Closing Escrow. The Lender shall have received a certificate signed by a Responsible Officer of Flanders Corporation, certifying to the Lender that (a) the balance of funds on deposit in the Closing Escrow is at least equal to Four Million Dollars ($4,000,000), (b) has delivered to the Lender a true and correct photocopy of the Closing Escrow Agreement, (c) Flanders Corporation has received the proceeds of a bridge loan in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) as of the Closing Date which is to be repaid with the funds on deposit in the Closing Escrow, and (d) has delivered to the Lender true and correct photocopies of all agreements, documents and instruments which evidence the bridge loan made against the Closing Escrow. Flanders Corporation shall have delivered such evidence of the Closing Escrow as may be requested by the Lender. The Lender must be satisfied that the Closing Escrow has been established and will thereafter be maintained on such terms and conditions as shall be acceptable to the Lender.

        5.1.20  Purchase Agreement Transactions.

            (a) Each of the Purchase Agreement Transactions shall have been completed and closed prior to or simultaneously herewith upon terms and conditions satisfactory to the Lender.

            (b) The Lender shall have received photo- copies of all Purchase Agreement Documents executed, delivered and/or furnished in connection with each Purchase Agreement Transaction, together with a certificate signed by a Responsible Officer of Flanders Corporation certifying that (i) the Purchase Agreement Documents furnished to the Lender are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived, (ii) the Purchase Agreement Transactions have been closed and completed in accordance with the Purchase Agreement Documents furnished to the Lender and in accordance with all applicable Laws, including, any and all securities Laws, and (iii) Flanders Corporation has obtained all consents, licenses and approvals to permit it to acquire and own Air Seal, Charcoal and Precisionaire as Wholly-Owned Subsidiaries.

        5.1.21 Opinions. The Lender shall have received all opinions of counsel for Flanders Corporation and each seller, respectively required under or in connection with each Purchase Agreement and each Purchase Agreement Transaction.

    SECTION 5.2. Conditions to all Extensions of Credit. The making of all advances under the Loans is subject to the fulfillment of the following conditions precedent in a manner satisfactory in form and substance to the Lender and its counsel:

        5.2.1 Compliance. Each Borrower shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement and the other Financing Documents which are binding upon it.

        5.2.2 Borrowing Base. The Borrowers shall have furnished all Borrowing Base Reports required by Section 2.1.4 (Borrowing Base Report) of this Agreement, there shall exist no Borrowing Base Deficiency, and as evidence thereof, the Borrowers shall have furnished to the Lender such reports, schedules, certificates, records and other papers as may be requested by the Lender, and the Borrowers shall be in compliance with the provisions of Section
2.1.12 of this Agreement both immediately before and immediately after the making of the advance requested.

        5.2.3 Default. There shall exist no Event of Default or Default hereunder.

        5.2.4 Representations and Warranties. The representations and warranties of each Borrower contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of, and of the request for, each advance under the Loans, except that the representations and warranties which relate to financial statements which are referred to in Section 4.1.11, shall also be deemed to cover financial statements furnished from time to time to the Lender pursuant to Section 6.1.1 (Financial Statements) of this Agreement.

        5.2.5 Adverse Change. No adverse change shall have occurred in the condition (financial or otherwise), operations or business of any Borrower which would, in the good faith judgment of the Lender, materially impair the ability of a Borrower to pay or perform any of the Obligations.

        5.2.6 Legal Matters. All legal documents incident to each advance under the Loans shall be reasonably satisfactory to counsel for the Lender.

                                  ARTICLE 6

                         COVENANTS OF THE BORROWERS

    SECTION 6.1 Affirmative Covenants. So long as any of the Obligations or the Commitment shall be outstanding hereunder, the Borrowers agree with the Lender as follows:

        6.1.1   Financial Statements. The Borrowers shall furnish to the
                Lender:

            (a) Annual Statements and Certificates. The Borrowers shall furnish to the Lender as soon as available, but in no event more than ninety (90) days after the close of each fiscal year of the Borrowers, (i) a copy of the 10K filed by Flanders Corporation with the Securities and Exchange Commission for such fiscal year, together with supplemental information setting forth the consolidating numbers for all Subsidiaries of Flanders Corporation, all in reasonable detail satisfactory to the Lender relating to all Borrowers and Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants satisfactory to the Lender, which 10K and supplemental information shall include a consolidated and consol- idating balance sheet of all Borrowers and Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of all Borrowers and Subsidiaries for such fiscal year, (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT C, as may be amended by the Lender from time to time, containing a detailed computation of each financial covenant which is applicable for the period reported, a certification that no material change has occurred to the information contained in the Collateral Disclosure List (except as set forth in a schedule attached to the certification), prepared by a Responsible Officer of Flanders Corporation in a format acceptable to the Lender, and (iii) a management letter in the form prepared by the Borrowers' independent certified public accountants. In addition, on or before each fiscal year end, the Borrowers shall furnish to the Lender a detailed cash flow projection report on a month to month basis for the then next succeeding fiscal year and a then current list of all customers of all Borrowers, including all names and addresses of such customers.

            (b) Annual Opinion of Accountant. The Borrowers shall furnish to the Lender as soon as available, but in no event more than ninety (90) days after the close of the Borrowers' fiscal years, a letter or opinion of the accountant who examined and certified the annual financial statement relating to all Borrowers and Subsidiaries stating whether anything in such accountant's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

            (c) Monthly Statements and Certificates. The Borrowers shall furnish to the Lender as soon as available, but in no event more than thirty
(30) days after the close of the Borrowers' fiscal months, consolidated and consolidating balance sheets of all Borrowers and Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and projected income statements, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT C, containing a detailed computation of each financial covenant which is applicable for the period reported, all as prepared and certified by a Responsible Officer of Flanders Corporation and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

            (d) Monthly reports. The Borrowers shall furnish to the Lender within fifteen (15) days after the end of each fiscal month, a report containing the following information with respect to each Borrower on an individual basis:

                (i) a detailed aging schedule of all Receivables by Account Debtor, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably request;

                (ii) a detailed aging of all accounts payable by supplier, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably request;

                (iii) a listing of all Inventory by component, category and location, in such detail, and accom- panied by such supporting information as the Lender may from time to time reasonably request; and

                (iv) such other information as the Lender may reasonably request.

            (e) Additional Reports and Information. The Borrowers shall furnish to the Lender promptly, such additional information, reports or statements as the Lender may from time to time reasonably request.

        6.1.2 Reports to SEC and to Stockholders. The Borrowers will furnish to the Lender, promptly upon the filing or making thereof, at least one (1) copy of all financial statements, reports, notices and proxy statements sent by any Borrower to its stockholders, and of all regular and other reports filed by any Borrower with any securities exchange or with the Securities and Exchange Commission.

        6.1.3   Recordkeeping, Rights of Inspection, Field Examination, Etc.

            (a) Each Borrower shall, and shall cause each of its Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and
(ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.

            (b) Each Borrower shall, and shall cause each of its Subsidiaries to, permit authorized representatives of the Lender to visit and inspect the properties of such Borrower and its Subsidiaries, to review, audit, check and inspect the Collateral at any time with or without notice, to review, audit, check and inspect such Borrower's other books of record at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of each Borrower and its Subsidiaries, with the officers, directors, employees and other representatives of any Borrower and/or any Subsidiary and their respective accountants, all at such times during normal business hours and other reasonable times and as often as the Lender may reasonably request.

            (c) Each Borrower hereby irrevocably authorizes and directs all accountants and auditors employed by any Borrower and/or any Subsidiary at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Lender copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of any Borrower and/or any Subsidiary in the accountant's or auditor's possession, and to disclose to the Lender any informa- tion they may have concerning the financial status and business operations of any Borrower and any Subsidiary. Further, each Borrower hereby authorizes all Governmental Authorities to furnish to the Lender copies of reports or examinations relating to a Borrower and/or any Subsidiary, whether made by a Borrower or otherwise.

            (d) Any and all costs and expenses incurred by, or on behalf of, the Lender in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Lender upon demand. The Borrowers acknowledge and agree that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Lender's employees and agents in, and when, travelling to any Borrower's facilities.

        6.1.4 Existence. Each Borrower shall maintain, and cause each of its Subsidiaries to maintain, its corporate or limited liability company existence, as appropriate, in good standing in the jurisdiction in which it is incorporated or organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on (a) the ability of any Borrower to perform the Obligations, (b) the conduct of any Borrower's operations, (c) any Borrower's financial condition, or (d) the value of, or the ability of the Lender to realize upon, the Collateral.

        6.1.5 Compliance with Laws. Each Borrower shall comply, and cause each of its Subsidiaries to comply, with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of
(a) any Borrower to perform the Obligations, (b) the conduct of any Borrower's operations, (c) any Borrower's financial condition, or (d) the value of, or the ability of the Lender to realize upon, the Collateral.

        6.1.6 Preservation of Properties. Each Borrower will, and will cause each of its Subsidiaries to, at all times (a) maintain, preserve, protect and keep its properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, Patents, Trademarks, Copyrights and permits which are necessary for the orderly continuance of its business.

        6.1.7 Line of Business. Each Borrower will continue to engage substantially only in the business of the manufacture and distribution of air filtration systems and related products.

        6.1.8 Insurance. Each Borrower will, and will cause each of its Subsidiaries to, at all times maintain with A-or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, all in such amounts not less than the Lender shall reasonably determine from time to time, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the fore- going, each Borrower will, and will cause each of its Subsidiaries to, keep adequately insured all of its property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by it, or arising in any manner out of the businesses carried on by it. Within thirty (30) days after notice in writing from the Lender, a Borrower will obtain such additional insurance as the Lender may reasonably request.

        6.1.9 Taxes. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, each Borrower will, and will cause each of its Subsidiaries to, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the nonpayment thereof. Each Borrower shall furnish to the Lender at such times as the Lender may require proof satisfactory to the Lender of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by such Borrower from wages and salaries of employees and amounts contributed by such Borrower on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

        6.1.10 ERISA. Each Borrower will, and will cause each of its Subsidiaries and Affiliates to, comply with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. No Borrower will permit with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or may result, in any material liability of any Borrower or of any Subsidiary or Affiliate, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of any Borrower or any Subsidiary or any Affiliate to the PBGC. Upon the Lender's request, a Borrower will deliver to the Lender a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

        6.1.11  Notification of Events of Default and Adverse Developments.

    Each Borrower shall promptly notify the Lender upon obtaining knowledge of the occurrence of:

            (a) any Event of Default;

            (b) any Default;

            (c) any litigation instituted or threatened against such Borrower or any of its Subsidiaries and of the entry of any judgment or Lien (other than any Permitted Liens) against any of the assets or properties of such Borrower or any of its Subsidiaries where the claims against such Borrower or Subsidiary exceed Fifty Thousand Dollars ($50,000) and are not covered by insurance;

            (d) any event, development or circumstance whereby the financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of such Borrower or any of its Subsidiaries;

            (e) any judicial, administrative or arbitral proceeding pending against such Borrower or any of its Subsidiaries and any judicial or administrative proceeding known by such Borrower to be threatened against it or any of its Subsidiaries which, if adversely decided, could materi- ally adversely affect its financial condition or operations (present or prospective);

            (f) the receipt by such Borrower or any of its Subsidiaries of any notice, claim or demand from any Governmental Authority which alleges that such Borrower or any of its Subsidiaries is in violation of any of the terms of, or has failed to comply with any applicable Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act; and

            (g) any proposed public offering or private placement prior to issuance of any offering statement or private placement memorandum;

            (h) any other development in the business or affairs of any

    Borrower and any of its Subsidiaries which may be materially adverse;

    in each case describing in detail satisfactory to the Lender the nature thereof and the action the Borrowers propose to take with respect thereto.

        6.1.12  Hazardous Materials; Contamination. Each Borrower agrees to:

            (a) give notice to the Lender immediately upon acquiring knowledge of the presence of any Hazardous Materials and of any Hazardous Materials Contamination on any property owned or controlled by a Borrower or for which any Borrower is, or is claimed to be, responsible (provided that such notice shall not be required for Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, quantity) of a Borrower's line of business expressly described in this Agreement) or of any Hazardous Materials Contamination, with a full description thereof;

            (b) promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of such compliance;

            (c) provide the Lender, within thirty (30) days after a demand by the Lender, with a bond, letter of credit or similar financial assurance evidencing to the Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any Lien which may be established as a result thereof on any property owned or controlled by any Borrower or for which any Borrower is, or is claimed to be, responsible; and

            (d) as part of the Obligations, defend, indemnify and hold harmless the Lender and its agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials or of any Hazardous Materials Contamination on any property owned or controlled by any Borrower or for which any Borrower is, or is claimed to be, responsible. Each Borrower acknowledges and agrees that this indemnification shall survive the termination of this Agreement and the Commitment and the payment and performance of all of the other Obligations.

        6.1.13  Disclosure of Significant Transactions.

Each Borrower shall deliver to the Lender a written notice describing in detail each transaction by it involving the purchase, sale, lease, or other acquisition or loss or casualty to or disposition of an interest in Fixed or Capital Assets which exceeds Fifty Thousand Dollars ($50,000.00), said notices to be delivered to the Lender within thirty (30) days of the occurrence of each such transaction.

        6.1.14  Financial Covenants.

            (a) Tangible Net Worth. The Borrowers will at all times maintain, on a consolidated basis, tested as of the end of each of the Borrowers' fiscal quarters, a Tangible Net Worth of not less than the following:

Fiscal Quarter Ending                   Amount
---------------------                   ------
December 31, 1996                       $20,290,000
March 31, 1997                          $21,320,000
June 30, 1997                           $23,350,000
September 30, 1997                      $25,380,000
December 31, 1997                       $28,890,000
March 31, 1998                          $30,515,000
June 30, 1998                           $35,140,000
September 30, 1998                      $35,265,000


            (b) Fixed Charge Coverage Ratio. The Borrowers will maintain, on a consolidated basis, tested as of the end of each of the Borrowers' fiscal quarters on a rolling four (4) quarter basis, a Fixed Charge Coverage Ratio so that it is not more than the following:

        Period                              Ratio
        ------                              -----

December 31, 1996 through, and
  including September 30, 1997              1.2 to 1.0

December 31, 1997 through, and
  including, September 30, 1998             1.5 to 1.0

            (c) Debt to Worth Ratio. The Borrowers will maintain, on a consolidated basis, tested as of the end of each of the Borrowers' fiscal quarters, a Debt to Worth Ratio so that it is not more than the following:

Fiscal Quarter Ending                          Ratio
---------------------                          -----

December 31, 1996                           2.5 to 1.0
March 31, 1997                              2.5 to 1.0
June 30, 1997                               2.0 to 1.0
September 30, 1997                          2.0 to 1.0
December 31, 1997                           1.5 to 1.0
March 31, 1998                              1.5 to 1.0
June 30, 1998                               1.5 to 1.0
September 30, 1998                          1.5 to 1.0

        (d) Net Worth. Each Borrower will at all times maintain, on an individual and non-consolidated basis, tested as of the end of each such Borrower's fiscal quarters, a Net Worth of not less than the following:

Flanders Filters:


Fiscal Quarter Ending                      Amount
---------------------                      ------

December 31, 1996                       $ 7,000,000
March 31, 1997                          $ 7,425,000
June 30, 1997                           $ 7,850,000
September 30, 1997                      $ 8,275,000
December 31, 1997                       $ 8,700,000
March 31, 1998                          $ 9,230,000
June 30, 1998                           $ 9,760,000
September 30, 1998                      $10,290,000

Flanders AirPure:


Fiscal Quarter Ending                      Amount
---------------------                      ------

December 31, 1996                       $   540,000
March 31, 1997                          $   700,000
June 30, 1997                           $   860,000
September 30, 1997                      $ 1,020,000
December 31, 1997                       $ 1,180,000
March 31, 1998                          $ 1,435,000
June 30, 1998                           $ 1,690,000
September 30, 1998                      $ 1,945,000

Flanders AirPure West:


Fiscal Quarter Ending                      Amount
---------------------                      ------

December 31, 1996                       $    45,000
March 31, 1997                          $   105,000
June 30, 1997                           $   165,000
September 30, 1997                      $   225,000
December 31, 1997                       $   285,000
March 31, 1998                          $   495,000
June 30, 1998                           $   705,000
September 30, 1998                      $   915,000

Charcoal:


Fiscal Quarter Ending                      Amount
---------------------                      ------

December 31, 1996                       $ 4,800,000
March 31, 1997                          $ 4,900,000
June 30, 1997                           $ 5,000,000
September 30, 1997                      $ 5,100,000
December 31, 1997                       $ 5,200,000
March 31, 1998                          $ 5,365,000
June 30, 1998                           $ 5,530,000
September 30, 1998                      $ 5,695,000

Precisionaire:


Fiscal Quarter Ending                      Amount
---------------------                      ------

December 31, 1996                       $17,500,000
March 31, 1997                          $17,500,000
June 30, 1997                           $18,500,000
September 30, 1997                      $19,500,000
December 31, 1997                       $21,500,000
March 31, 1998                          $21,500,000
June 30, 1998                           $23,000,000
September 30, 1998                      $24,500,000

Air Seal:


Fiscal Quarter Ending                      Amount
---------------------                      ------

December 31, 1996                       $   800,000
March 31, 1997                          $   935,000
June 30, 1997                           $ 1,070,000
September 30, 1997                      $ 1,205,000
December 31, 1997                       $ 1,340,000
March 31, 1998                          $ 1,655,000
June 30, 1998                           $ 1,970,000
September 30, 1998                      $ 2,285,000


Notwithstanding the foregoing, the Lender agrees that any Borrower's failure to achieve the minimum individual Net Worth amounts required for each Borrower as set forth above shall not constitute a Default or an Event of Default if (i) the Borrowers' on a consolidated basis are in compliance with all other financial covenants contained in this Section 6.1.14 and (ii) the Net Worth of the individual Borrower which has failed to achieve its minimum Net Worth requirements set forth above shall have a Net Worth at least equal to eighty percent (80%) of the amount otherwise required above for any Borrower other than Flanders AirPure, Air Seal or Flanders AirPure West and at least sixty percent (60%) of the amount otherwise required if the individual Borrower is Flanders AirPure, Air Seal or Flanders AirPure West.

        6.1.15 Collection of Receivables. Until such time that the Lender shall notify the Borrowers of the revocation of such privilege, the Borrowers and each of the Subsidiaries shall at its own expense have the privilege for the account of, and in trust for, the Lender of collecting its Receivables and receiving in respect thereto all Items of Payment and shall otherwise completely service all of the Receivables including (a) the billing, posting and maintaining of complete records applica- ble thereto, (b) the taking of such action with respect to the Receivables as the Lender may request or in the absence of such request, as each of the Borrowers and each of the Subsidiaries may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to a Receivable and may take such other actions relating to the settling of any Account Debtor's claim as may be commercially reasonable. The Lender may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to any or all of the Borrowers and any or all of the Subsidiaries by either giving notice of its assignment of, and lien on the Collateral to the Account Debtors or giving notice of such revocation to the respective Borrower or Subsidiary. The Lender shall not have any duty to, and the Borrowers hereby release the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Receivables or to preserve any rights against any other party with an interest in the Collateral unless due to the gross negligence of willful misconduct of the Lender. The Lender shall be entitled at any time and from time to time to confirm and verify Receivables.

        6.1.16 Assignments of Receivables. The Borrowers will promptly, upon request, execute and deliver to the Lender written assignments, in form and content acceptable to the Lender, of specific Receivables or groups of Receivables; provided, however, the Lien and/or security interest granted to the Lender under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Receivables within such assignments. Receivables so assigned shall secure payment of the Obligations and are not sold to the Lender whether or not any assignment thereof, which is separate from this Agreement, is in form absolute. The Borrowers agree that neither any assignment to the Lender nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Lender any obligation or liability of any Borrower with respect to that which is assigned and the Borrowers hereby agree jointly and severally to indemnify the Lender and hold the Lender harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Lender by virtue of the assignment of and Lien on any Borrower's rights, title and interest in, to, and under the Collateral.

        6.1.17 Government Accounts. If and to the extent the aggregate amount of Receivables with respect to which the United States or any other Governmental Authority is or will be an Account Debtor at any time exceeds Five Hundred Thousand Dollars ($500,000), each Borrower will immediately notify the Lender and execute any instruments and take any steps required by the Lender in order that all moneys due and to become due under such contracts shall be assigned to the Lender and notice thereof given to the Governmental Authority under the Federal Assignment of Claims Act or any other applicable Laws.

        6.1.18 Notice of Returned Goods, etc. Each Borrower will promptly notify, and will cause the Subsidiaries to promptly notify, the Lender of the return, rejection or repossession of any goods sold or delivered in respect of any Receivables, and of any claims made in regard thereto to the extent that the aggregate purchase price of any such goods in any given calendar month exceeds in the aggregate Twenty-five Thousand Dollars ($25,000.00) in any given calendar month.

        6.1.19 Inventory. With respect to the Inventory, all Borrowers and all Subsidiaries will: (a) as soon as possible upon demand by the Lender from time to time, prepare and deliver to the Lender designations of Inventory specifying the Borrowers' and Subsidiaries' cost of Inventory, the retail price thereof, and such other matters and information relating to the Inventory as the Lender may reasonably request; (b) keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Borrowers' and Subsidiaries' cost therefor and the selling price thereof, all of which records shall be available to the officers, employees or agents of the Lender upon demand for inspection and copying thereof; (c) not store any of its Inventory with a bailee, warehouseman or similar Person without the Lender's prior written consent, which consent may be conditioned on, among other things, delivery by the bailee, warehouseman or similar Person to the Lender of warehouse receipts, in form acceptable to the Lender, in the name of the Lender evidencing the storage of Inventory and the Lender's interests therein; and (d) permit the Lender and its agents or representatives to inspect and examine the Inventory and to check and test the same as to quality, quantity, value and condition at any time or times hereafter during the Borrowers' and Subsidiaries' usual business hours or at other reasonable times. The Borrowers shall be permitted to sell its Inventory in the ordinary course of their business until the occurrence of a Default or an Event of Default.

        6.1.20  Insurance With Respect to Equipment and Inventory.

    The Borrowers will (a) maintain and cause each of their Subsidiaries to maintain hazard insurance with fire and extended coverage and naming the Lender as an additional insured with loss payable to the Lender as its respective interest may appear on the Equipment and Inventory in an amount at least equal to the lesser amount of the outstanding principal amount of the Obligations or the fair market value of the Equipment and Inventory (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Lender at least thirty (30) days written notice before any alteration or termination of such insurance policy and that no act or default of any Borrower shall affect the right of the Lender to recover under such policy in the event of loss or damage; (b) file, and cause each of its Subsidiaries to file, with the Lender, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby; and (c) within thirty (30) days after notice in writing from the Lender, obtain, and cause each of its Subsidiaries to obtain, such additional insurance as the Lender may reasonably request.

        6.1.21 Maintenance of the Collateral. The Borrowers will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral which may materially impair the value thereof. The Lender, or an agent designated by the Lender, shall be permitted to enter the premises of each Borrower and each Subsidiary and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lender agrees to act in a commercially reasonable manner when inspecting the premises of any Borrower and any Subsidiary and when examining, auditing and/or inspecting the Collateral. The Lender shall not have any duty to, and the Borrowers hereby release the Lender from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Receivables or to, preserve any rights against any other party with an interest in the Collateral unless due to the gross negligence or willful misconduct of the Lender.

        6.1.22 Equipment. The Borrowers shall (a) maintain all Equipment as personalty and (b) not affix any Equipment to any real estate in such manner as to become a fixture or part of such real estate. The Borrowers hereby declare their intent that, notwithstanding the means of attachment, no goods of the Borrowers hereafter attached to any realty shall be deemed a fixture, which declaration shall be irrevocable, without the Lender's consent, until all of the Obligations have been paid in full and all of the Commitment have been terminated,

        6.1.23 Defense of Title and Further Assurances. At their joint and several expense, the Borrowers will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document which the Lender may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Lender under this Agreement or under any of the other Financing Documents and the first priority of that Lien subject only to the Permitted Liens. Each Borrower will from time to time do whatever the Lender may require by way of obtaining, executing, delivering, and/or filing financing statements, landlords', mortgagees' or bailees' waivers, notices of assignment and other notices and amendments and renewals thereof and each Borrower will take any and all steps and observe such formalities as the Lender may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in, the Collateral, subject to the Permitted Liens. The Borrowers jointly and severally shall pay to the Lender on demand all taxes, costs and expenses incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the Accounts or Receivables of any Borrower are expected to become subject to the control of, or in the possession of, a party other than a Borrower or the Lender, the Borrowers shall cause all such parties to execute and deliver on the Closing Date security documents, financing statements or other documents as requested by the Lender and as may be necessary to evidence and/or perfect the security interest of the Lender in those proceeds. The Borrowers agree that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Each Borrower hereby irrevocably appoints the Lender as such Borrower's attorney-in-fact, with power of substitution, in the name of the Lender or in the name of any or all of the Borrowers or otherwise, for the use and benefit of the Lender, but at the joint and several cost and expense of the Borrowers and without notice to the Borrowers, to execute and deliver any and all of the instruments and other documents and take any action which the Lender may require pursuant the foregoing provisions of this Section 6.1.23.

        6.1.24 Business Names; Locations. Each Borrower will notify and cause each of the Subsidiaries to notify the Lender not less than thirty (30) days prior to (a) any change in the name under which a Borrower or the applicable Subsidiary conducts its business, (b) any change of the location of the chief executive office of a Borrower or the applicable Subsidiary, and (c) the opening of any new place of business or the closing of any existing place of business, and any change in the location of the places where the Collateral, or any part thereof, or the books and records, or any part thereof, are kept.

        6.1.25  Subsequent Opinion of Counsel as to Recording Requirements.

    In the event that any Borrower or any Subsidiary shall transfer its principal place of business or the office where it keeps its records pertaining to the Collateral, upon the Lender's request, the Borrowers will provide to the Lender a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrowers and the Subsidiaries have complied to maintain the Lien and security interest in favor of the Lender in the Collateral.

        6.1.26 Use of Premises and Equipment. The Borrowers agree that until the Obligations are fully paid and this Agreement has been terminated, the Lender (a) after and during the continuance of a Default or an Event of Default, may use any Borrower's owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (b) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any Borrower's owned or leased property.

        6.1.27 Protection of Collateral. The Borrowers agree that the Lender may at any time following an Event of Default take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Collateral, including, the hiring of such security guards or the placing of other security protection measures as the Lender deems appropriate, may employ and maintain at any Borrower's premises a custodian who shall have full authority to do all acts necessary to protect the Lender's interests in the Collateral and may lease warehouse facilities to which the Lender may move all or any part of the Collateral to the extent commercially reasonable. The Borrowers agree to cooperate fully with the Lender's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Lender may reasonably direct. All of the Lender's expenses of preserving the Collateral, including any reasonable expenses relating to the compensation and bonding of a custodian, shall be part of the Enforcement Costs.

    SECTION 6.2 Negative Covenants. So long as any of the Obligations or the Commitment shall be outstanding hereunder, the Borrowers agree with the Lender that without the prior written consent of the Lender:

        6.2.1   Capital Structure, Merger, Acquisition or Sale of Assets.

    No Borrower will alter or amend its capital structure, authorize any additional class of equity, issue any stock or equity of any class, enter into any merger or consolidation or amalgamation, windup or dissolve itself (or suffer any liquidation or dissolution) or acquire all or substantially all the assets of any Person, except for the permitted acquisitions of real property set forth in Schedule 6.2.1, or sell, lease or otherwise dispose of any of its assets, except Inventory disposed of in the ordinary course of business prior to an Event of Default), except that without the prior consent of the Lender Flanders Corporation (a) may close and consummate the transactions contemplated by the Equity Offering Documents, (b) may issue stock as and to the extent permitted by any employee stock option plan offered by Flanders Corporation on terms and conditions previously disclosed to and approved by the Lender, (c) may issue any additional class of equity or stock for cash, (d) may issue stock as and to the extent required by the provisions of any outstanding warrants issued prior to the Closing Date, and (e) may issue stock as and to the extent required by the provisions of any stock options issued prior to the Closing Date. Any consent of the Lender to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition, but shall not be unreasonably withheld or delayed.

        6.2.2 Subsidiaries. No Borrower will create or acquire any Subsidiaries other than the Subsidiaries identified on the Collateral Disclosure List.

        6.2.3 Issuance of Stock. No Borrower will issue, or grant any option or right to purchase, any of its capital stock, except pursuant to the Equity Offering Documents and except as otherwise permitted by Section 6.2.1.

        6.2.4   Purchase or Redemption of Securities, Dividend Restrictions.

    No Borrower will purchase, redeem or otherwise acquire any shares of its capital stock or warrants now or hereafter out- standing, declare or pay any dividends thereon (other than stock dividends and other than dividends paid by any Borrower to Flanders Corporation), apply any of its property or assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any dividends on, or for the purchase, redemption, or other retirement of, make any distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of any Borrower, or any warrants, permit any Subsidiary to purchase or acquire any shares of any class of capital stock of, or warrants issued by, any Borrower, make any distribution to stockholders or set aside any funds for any such purpose, and not prepay, purchase or redeem any Indebtedness for Borrowed Money other than the Obligations.

        6.2.5 Indebtedness. No Borrower will, and will permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, or permit any Subsidiary so to do, except:

            (a) the Obligations;

            (b) current accounts payable arising in the ordinary course;

            (c) Indebtedness secured by Permitted Liens;

            (d) Subordinated Indebtedness; and

            (e) Indebtedness of the Borrowers existing on the date hereof and reflected on the financial statements furnished pursuant to Section 4.1.11 (Financial Condition).

        6.2.6   Investments, Loans and Other Transactions.

    Except as otherwise provided in this Agreement, no Borrower will, and will permit any of its Subsidiaries to, (a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with its business and treated as a Fixed or Capital Asset of any Borrower or any Subsidiary) or any Person, whether by stock purchase, capital contribution, acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), (b) guaranty or otherwise become contingently liable for the indebtedness or obligations of any Person, or
(c) make any loans or advances, or otherwise extend credit to any Person, except:

                (i) any advance to an officer of any Borrower or of any Subsidiary for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by the Borrowers and their Subsidiaries (taken as a whole) outstanding at any time shall not exceed Twenty Thousand Dollars ($20,000);

                (ii) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                (iii) any investment in Cash Equivalents, which are pledged to the Lender as collateral and security for the Obligations;

                (iv) trade credit extended to customers in the ordinary course of business;

                (v) the permitted acquisitions of real property set forth in
    Schedule 6.2.1;

                (vi) the personal loan in the original principal amount of Two Hundred Thousand Dollars ($200,000) made by Flanders Corporation to Wes Adair secured by all of his rights, title and interest in and to any stock issued by Flanders Corporation to Wes Adair; and

                (vii) the personal loan in an original principal amount not greater than Six Hundred Fifty Thousand Dollars ($650,000) to Thomas T. Allan.

        6.2.7 Operating Lease Obligations. The Borrowers will not incur or permit to exist any Lease Obligations except Capital Leases expressly permitted by this Agreement or permit any Subsidiary so to do, if the aggregate amount of all such Lease Obligations of the Borrowers and the Subsidiaries (taken as a whole) would at any time exceed One Million Three Hundred Thousand Dollars ($1,300,000) during any fiscal year of the Borrowers.

        6.2.8 Capital Expenditures. The Borrowers will not, and will permit any Subsidiary to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make any Capital Expenditures in the aggregate for the Borrowers and the Subsidiaries (taken as a whole) in the following amounts for the following fiscal years:

Fiscal Year Ending                     Amount
------------------                     ------

December 31, 1996                   $3,100,000
December 31, 1997                   $2,550,000
December 31, 1998                   $1,500,000

Notwithstanding the foregoing, during the fiscal year ending December 31, 1997, Flanders Corporation shall be entitled to make up to an additional Five Hundred Thousand Dollars ($500,000) in Capital Expenditures and during the fiscal year ending December 31,1998, Flanders Corporation shall be entitled to make up to an additional One Million Five Hundred Thousand Dollars ($1,500,000) in Capital Expenditures; provided, that (i) at the time of any such Capital Expenditures there does not exist a Default or an Event of Default and (ii) the making of any such Capital Expenditure will not or could not reasonably be expected to give rise to a Default or an Event of Default.

        6.2.9 Stock of Subsidiaries. No Borrower will sell or otherwise dispose of any shares of capital stock of any Subsidiary (except in connection with a merger or consolidation of a Wholly Owned Subsidiary into a Borrower or another Wholly Owned Subsidiary or with the dissolution of any Subsidiary) or permit any Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.

        6.2.10 Subordinated Indebtedness. No Borrower will, and will permit any Subsidiary to make:

            (a) any payment of principal of, or interest on, any of the Subordinated Indebtedness, including, without limitation, the Subordinated Debt, if a Default or an Event of Default then exists hereunder or would result from such payment;

            (b) any payment of the principal or interest due on the Subordinated Indebtedness as a result of acceleration thereunder or a mandatory prepayment thereunder;

            (c) any amendment or modification of or supplement to the documents evidencing or securing the Subordinated Indebtedness; or

            (d) payment of principal or interest on the Subordinated Indebtedness other than when due (without giving effect to any acceleration of maturity or mandatory prepayment).

        6.2.11 Liens; Confessed Judgment. No Borrower (a) will create, incur, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, or permit any Subsidiary so to do, except for Liens securing the Obligations and Permitted Liens, (b) will agree to, assume or suffer to exist any provision in any instrument or other document for confession of judgment, cognovit or other similar right or remedy, (c) will allow or suffer to exist any Permitted Liens to be superior to Liens securing the Obligations and Permitted Liens, (d) will enter into any contracts for the consignment of goods to any Borrower, (e) will execute or suffer the filing of any financing statements or the posting of any signs giving notice of consignments to any Borrower, and (f) will, as a material part of its business, engage in the sale of goods belonging to others, and (g) will allow or suffer to exist the failure of any Lien described in the Security Documents to attach to, and/or remain at all times perfected on, any of the property described in the Security Documents.

        6.2.12 Transactions with Affiliates. No Borrower will enter into or participate in any transaction with any Affiliate with terms which would not otherwise be available in a transaction negotiated in good faith between independent third parties having equal bargaining power, except for any intercompany transactions as between Borrowers.

        6.2.13 Other Businesses. The Borrowers and its Subsidiaries will not engage directly or indirectly in any business other than the current lines of business described elsewhere in this Agreement.

        6.2.14 ERISA Compliance. None of the Borrowers nor any Commonly Controlled Entity shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on the property of any Borrower pursuant to ERISA; (d) terminate or consent to the termination of any Multiemployer Plan; or (e) incur a complete or partial withdrawal with respect to any Multiemployer Plan.

        6.2.15 Prohibition on Hazardous Materials. No Borrower shall place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, operated or controlled by any Borrower or for which any Borrower is responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course.

        6.2.16 Amendments. The Borrowers will not amend or terminate or agree to amend or terminate any of the Equity Offering Documents, any of the Purchase Agreement Documents or the Closing Escrow Agreement or consent to or waive any material provisions thereof.

        6.2.17  Method of Accounting; Fiscal Year.

            (a) The Borrowers shall not change the method of accounting employed in the preparation of any financial statements furnished to the Lender under the provisions of Section 6.1.1 (Financial Statements) of this Agreement, unless required to conform to GAAP and on the condition that the Borrowers' accountants shall furnish such information as the Lender may request to reconcile the changes with the Borrowers' prior financial statements.

            (b) The Borrowers will not change their fiscal year from a year ending on December 31.

        6.2.18 Compensation. None of the Borrowers nor any Subsidiaries will pay any bonuses, fees, compensation, commissions, salaries, drawing accounts, or other payments (cash and non-cash), whether direct or indirect, to any stockholders of any Borrower or its Subsidiaries, or any Affiliate of any Borrower or its Subsidiaries, other than reasonable compensation for actual services rendered by stockholders in their capacity as officers or employees of a Borrower.

        6.2.19 Transfer of Collateral. None of the Borrowers and nor any of the Subsidiaries will transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral.

        6.2.20 Sale and Leaseback. None of the Borrowers nor any of the Subsidiaries will directly or indirectly enter into any arrangement to sell or transfer all or any substantial part of its fixed assets and thereupon or within one year thereafter rent or lease the assets so sold or transferred.

        6.2.21 Disposition of Collateral. None of the Borrowers will sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, except, prior to an Event of Default, dispositions expressly permitted elsewhere in this Agreement, the sale of Inventory in the ordinary course of business, and the sale of unnecessary or obsolete Equipment, but only if the proceeds of the sale of such Equipment are (a) used to purchase similar Equipment to replace the unnecessary or obsolete Equipment, (b) or to purchase other Fixed or Capital Assets if and to the extent permitted by the provisions of this Agreement, or (c) immediately turned over to the Lender for application to the Obligations.

                                  ARTICLE 7

                       DEFAULT AND RIGHTS AND REMEDIES

    SECTION 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

        7.1.1 Failure to Pay. The failure of the Borrowers to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement, the Notes and/or any of the other Financing Documents;

        7.1.2 Breach of Representations and Warranties. Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for any or all of the Borrowers), financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

        7.1.3 Failure to Comply with Specific Covenants. The failure of any of the Borrowers to perform, observe or comply with any covenant, condition or agreement contained in Section

6.1.1 (Financial Statements), Section 6.1.3(a) (Bookkeeping, Rights of Inspection, Field Examination, Etc.) with respect to inspection rights only,
Section 6.1.8 (Insurance), Section 4.1.17, 6.1.9 (Taxes), Section 6.1.14 (Financial Covenants), Section 6.1.20 (Insurance with Respect to Equipment),
Section 6.1.23 (Defense of Title and Further Assurances), Section 6.1.24 (Business Names; Locations), or Section 6.2 (Negative Covenants) (except that the Borrowers shall be permitted a period not to exceed thirty (30) days to repay any unsecured Indebtedness incurred in violation of Section 6.2.5).

        7.1.4 Failure to Comply with Other Covenants. The failure of any of the Borrowers to perform, observe or comply with any covenant, condition or agreement contained in this Agreement other than those set forth in Section 7.1.1, 7.1.2 or 7.1.3 above, which failure shall remain unremedied for a period of thirty (30) days after written notice thereof to the Borrowers by the Lender.

        7.1.5   Default Under Other Financing Documents or Obligations.

    A default shall occur under any of the other Financing Documents or under any other Obligations, and such default is not cured within any applicable grace period provided therein.

        7.1.6   Receiver; Bankruptcy. Any Borrower or any Subsidiary shall

(a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature, (c) make a general assignment for the benefit of credi-tors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of any Borrower's or any Subsidiary's business or the use or disposition of a material portion of any Borrower's or any Subsidiary's assets.

        7.1.7 Involuntary Bankruptcy, etc. (a) An order for relief shall be entered in any involuntary case brought against any Borrower or any Subsidiary under the Bankruptcy Code, or (b) any such case shall be commenced against any Borrower or any Subsidiary and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than any Borrower or any Subsidiary (i) adjudicating any Borrower, or any Subsidiary bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of any Borrower or of any Subsidiary, or of a material portion of any Borrower's or any Subsidiary's assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of a material portion of any Borrower's or any Subsidiary's business or the use or disposition of a material portion of any Borrower's or any Subsidiary's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

        7.1.8 Judgment. Unless adequately insured in the opinion of the Lender, the entry of a final judgment for the payment of money involving more than $100,000 against any Borrower or any Subsidiary, and the failure by such Borrower or Subsidiary to discharge the same, or cause it to be discharged, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment. The Lender agrees that the judgment entered against Flanders Filters in favor of St. Paul Fire & Marine in the current outstanding amount of $265,500 on or about January 3, 1996 (Case No. 93CV002798) in the Superior Court for Beaufort County, North Carolina shall not constitute an Event of Default; provided that the Borrowers furnish to the Lender evidence that Flanders Filters has been duly indemnified for all amounts payable under such judgment on such terms and conditions as shall be acceptable to the Lender.

        7.1.9 Execution; Attachment. Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

        7.1.10 Default Under Other Borrowings. Default shall be made with respect to any Indebtedness for Borrowed Money (other than the Loans) if the effect of such default is to accelerate the maturity of such Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause any such Indebtedness for Borrowed Money to become due prior to its stated maturity.

        7.1.11 Challenge to Agreements. Any Borrower shall challenge the validity and binding effect of any provision of any of the Financing Documents or shall state its intention to make such a challenge of any of the Financing Documents or any of the Financing Documents shall for any reason (except to the extent permitted by its express terms) cease to be effective or to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby.

        7.1.12 Material Adverse Change. The Lender in its sole, but commercially reasonable, discretion determines in good faith that a material adverse change has occurred in the financial condition of any of the Borrowers.

        7.1.13 Change in Ownership. Any change shall occur in the ownership of any of the Borrowers other than Flanders Corporation and other than the transfer of Precisionaire stock to Flanders Corporation contemplated by the Purchase Agreement Transaction - Precisionaire.

        7.1.14 Liquidation, Termination, Dissolution, Change in Management, etc.

    Any Borrower shall liquidate, dissolve or terminate its existence or shall suspend or terminate a substantial portion of its business operations or any change occurs in the key management of such Borrower (which shall include the chief executive officer, the chief financial officer, the controller and the president of each Borrower) without the prior written consent of the Lender.

    SECTION 7.2 Remedies. Upon the occurrence of any Default or Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

        7.2.1 Acceleration. The Lender may declare the Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which each Borrower hereby waives.

        7.2.2 Further Advances. The Lender may from time to time without notice to any Borrower suspend, terminate or limit any further loans or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Sections 7.1.6 (Receiver; Bankruptcy) or 7.1.7 (Involuntary Bankruptcy, etc.) above, the Revolving Credit Commit- ment and any agreement in any of the Financing Documents to provide additional credit shall immediately and automatically terminate and the unpaid principal amount of the Notes (with accrued interest thereon) and all other Obligations then out-standing, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by all Borrowers.

        7.2.3 Uniform Commercial Code. The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Borrowers shall assemble the Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon any Borrower's premises to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it.

    Any written notice of the sale, disposition or other intended action by the Lender with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrowers at the address set forth in Section 8.1 of this Agreement, or such other address of the Borrowers which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Borrowers. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

    If any consent, approval, or authorization of any state, municipal or other governmental department, agency or authority or of any person, or any person, corporation, partnership or other entity having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrowers agree to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

    The Borrowers recognize that the Lender may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the

Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Borrowers covenant and agree to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws. Upon any such sale or disposition, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral consisting of securities so sold.

        7.2.4   Specific Rights With Regard to Collateral.

    In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Borrowers, and each Borrower hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of any or all of the Borrowers or otherwise, for the use and benefit of the Lender, but at the joint and several cost and expense of the Borrowers and without notice to the
Borrowers:

            (a) request any account debtor obligated on any of the Accounts to make payments thereon directly to the Lender, with the Lender taking control of the cash and non- cash proceeds thereof;

            (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

            (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;

            (d) copy, transcribe, or remove from any place of business of any Borrower or any Subsidiary all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lender, make such use of any Borrower's or any Subsidiary's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

            (e) repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any Account Debtor;

            (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

            (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

            (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

            (i) endorse or sign the name of any Borrower upon any Items of Payment, certificates of title, Instruments, Securities, stock powers, documents, documents of title, financing statements, assignments, notices, or other writing relating to or part of the Collateral and on any Proof of Claim in Bankruptcy against an Account Debtor;

            (j) notify the Post Office authorities to change the address for the delivery of mail to any or all of the Borrowers to such address or Post Office Box as the Lender may designate and receive and open all mail addressed to any or all of the Borrowers; and

            (k) take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.

        7.2.5 Application of Proceeds. Any proceeds of sale or other disposition of the Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations in such order and manner of application as the Lender may from time to time in its sole discretion determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrowers shall remain jointly and severally liable to the Lender for any deficiency.

        7.2.6 Performance by Lender. Upon the occurrence and continuation of an Event of Default, the Lender without notice to or demand upon the Borrowers and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the joint and several expense of the Borrowers, and may enter upon the premises of any Borrower for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and each Borrower hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of any or all of the Borrowers or otherwise, for the use and benefit of the Lender, but at the joint and several cost and expense of the Borrowers and without notice to the Borrowers. All sums so paid or advanced by the Lender, together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrowers to the Lender on demand, and shall constitute and become a part of the Obligations.

        7.2.7 Other Remedies. The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws. The Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of any or all of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Lender or any Affiliate of the Lender.

                                  ARTICLE 8

                                MISCELLANEOUS

    SECTION 8.1 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

        Borrowers:  c/o Flanders Corporation
                    531 Flanders Filters Road
                    Washington, North Carolina  27889
                    Attn:  Chief Financial Officer

                with a copy to:

                    William C. Gibbs, Esquire
                    Snell & Wilmer
                    111 East Broadway, Suite 900
                    Salt Lake City, Utah  84111-1004


        Lender:     NATIONSBANK, N.A.
                    NationsBank Business Credit
                    100 South Charles Street, 4th Floor
                    MD4-325-04-14
                    Baltimore, Maryland 21201-2725

                with a copy to:

                    Shaun F. Carrick, Esquire
                    Miles & Stockbridge,
                     a Professional Corporation
                    10 Light Street
                    Baltimore, Maryland 21202

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

    SECTION 8.2 Amendments; Waivers. This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrowers. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between any Borrower and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

    Without implying any limitation on the foregoing:

            (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Lender may specify in any such instrument.

            (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

            (c) No notice to or demand on any Borrower in any case shall entitle a Borrower to any other or further notice or demand in the same, similar or other circumstance.

            (d) No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lender from exercising any such right, power or remedy at any time or times.

            (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

    SECTION 8.3 Cumulative Remedies. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

            (a) proceed against any or all of the Borrowers with or without proceeding against any other Borrower or any other Person who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations;

            (b) proceed against any or all of the Borrowers with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

            (c) without reducing or impairing the joint and several obligations of any of the Borrowers and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

            (d) without reducing or impairing the joint and several obligations of any of the Borrowers and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the Revolving Loan under this Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set- off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

    SECTION 8.4 Severability. In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

            (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

            (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

            (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of any or all of the Borrowers to the Lender shall become immediately due and payable; and

            (d) if the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

    SECTION 8.5 Assignments by Lender. The Lender may, without notice to, or consent of, the Borrowers, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise. Notwithstanding the foregoing, the Lender agrees that if at any time the Lender assigns all or any portion of the Obligations and the Commitments to any Person (other than an Affiliate of the Lender) and the Lender fails to retain authority to take all actions required by or permitted to the Lender under this Agreement without obtaining the consent of any such assignee, the Borrowers shall have a period of ninety (90) days after Notice of any such actual or proposed assignment from the Lender to the Borrowers, which Notice shall identify the actual or proposed assignee and the amount of the Obligations and Commitments assigned, to prepay all of the Obligations and terminate the Commitment and the Lender agrees that no Early Termination Fee shall be payable in connection with any such prepayment of the Obligations and termination of the Commitments. The foregoing rights of the Borrowers which arise upon an assignment of any of the Obligations and/or the Commitment to any Person (other than an Affiliate of the Lender) shall not apply to the sale of a participation interest to any Person.

    SECTION 8.6 Successors and Assigns. This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lender.

    SECTION 8.7 Continuing Agreements. All covenants, agreements, representations and warranties made by any or all of the Borrowers in this Agreement, in any of the other Financing Documents, and in any certificate delivered pursuant hereto or thereto shall survive the making by the Lender of the Loans and the execution and delivery of the Notes, shall be binding upon the

Borrowers regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Lender's request, and as a condition of the release of any one or more of the Security Documents, the Borrowers and other Persons obligated with respect to the Obligations shall provide the Lender with such acknowledgments and agreements as the Lender may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender, its agents and others, or to the extent there are, the same are waived and released.

    SECTION 8.8 Enforcement Costs. The Borrowers jointly and severally shall pay to the Lender on demand all Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrowers jointly and severally shall pay, as part of the Enforcement Costs, upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

    SECTION 8.9     Applicable Law; Jurisdiction.

        8.9.1 As a material inducement to the Lender to enter into this Agreement, the Borrowers acknowledge and agree that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrowers, one or more of the Financing Documents may be executed elsewhere. The Lender acknowledges, however, that remedies under certain of the Financing Documents which relate to property outside the State may be subject to the laws of the state in which the property is located.

        8.9.2 Each Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which any Borrower is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon such Borrower in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

        8.9.3 Each Borrower hereby irrevocably designates and appoints The Corporation Trust, Incorporated, 32 South Street, Baltimore, Maryland 21202, as such Borrower's authorized agent to receive on such Borrower's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

        8.9.4 Each Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrowers at the Borrowers' address designated in or pursuant to Section 8.1 hereof, and (ii) serving a copy thereof upon the agent, if any, designated and appointed by the Borrowers as the Borrowers' agent for service of process by or pursuant to this Section. The Borrowers irrevocably agree that such service (i) shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against any or all of the Borrowers in the courts of any jurisdiction or jurisdictions.

    SECTION 8.10 Duplicate Originals and Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

    SECTION 8.11 Headings. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    SECTION 8.12 No Agency. Nothing herein contained shall be construed to constitute any of the Borrowers as the Lender's agent for any purpose whatsoever or to permit any Borrower to pledge any of the Lender's credit. The Lender shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. The Lender shall not, by anything herein or in any of the Financing Documents or otherwise, assume any Borrower's obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by any Borrower of any of the terms and conditions thereof.

    SECTION 8.13 Date of Payment. Should the principal of or interest on any of the Notes become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall be payable thereon at the rate per annum specified in the Notes during such extension.

    SECTION 8.14 Entire Agreement. This Agreement is intended by the Lender and the Borrowers to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Borrowers shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Agreement but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

    SECTION 8.15    Waiver of Trial by Jury. THE BORROWERS AND THE LENDER
HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR
(C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

    This waiver is knowingly, willingly and voluntarily made by the Borrowers and the Lender, and the Borrowers and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

    SECTION 8.16 Liability of the Lender. The Borrowers hereby agree that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

    By inspecting the Collateral or any other properties of any Borrower or by accepting or approving anything required to be observed, performed or fulfilled by any Borrower or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

    IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:              FLANDERS CORPORATION



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   President and Chief Executive
                                   Officer

WITNESS OR ATTEST:              FLANDERS FILTERS, INC.



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer


WITNESS OR ATTEST:              FLANDERS AIRPURE PRODUCTS
                                COMPANY, LLC
                                By:   Flanders Filters, Inc.
                                      Member and Manager


/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              FLANDERS AIRPURE WEST, INC.



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              FLANDERS INTERNATIONAL PTE, LTD.



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Director

WITNESS OR ATTEST:              CHARCOAL SERVICE CORPORATION



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              AIR SEAL FILTER HOUSINGS, INC.



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              PRECISIONAIRE, INC.



/s/ XXXXXX                      By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chairman of the Board

WITNESS:                        NATIONSBANK, N.A.



/s/ XXXXXX                      By:/s/ Alison K. Arbuthnot  (Seal)
_________________________          ________________________
                                   Name:  Alison Arbuthnot
                                   Title: Vice President

                              LIST OF EXHIBITS



A-1.    Revolving Credit Note

A-2.    Term Note

B.      Security Procedures

C.      Form of Compliance Certificate

D-1.    Proforma Financial Statements

D-2.    Proforma Financial Projections

                                                                      EXHIBIT B

                         NATIONSBANK BUSINESS CREDIT
                          WIRE TRANSFER PROCEDURES

The transfer of funds by means of wire may be made by NationsBank (lender) at the request of its customer (borrower). Such wire transfers are categorized by lender as either repetitive or non-repetitive.

Repetitive:

Repetitive wire transfers may vary in amount, but are consistent in terms of the payee, the location to which funds are wired, the bank name, account number and the routing transit number.

Either borrower or lender may initiate a repetitive wire transfer. The borrower may identify the repetitive nature of transfers and request they be established as such via the "Repetitive Wire Transfer Authorization Form" (copy attached). Lender, after observing numerous transfers to the same recipient and destination, may initiate the repetitive process by faxing or mailing the "Repetitive Wire Authorization Form" to the borrower for completion and return.

Although a first request for a repetitive wire transfer may be honored from a faxed copy of the "Repetitive Wire Transfer Authorization Form", a copy of the form containing an original signature must be received from the borrower. All transfer authorization forms must be approved by and contain the signature of a person authorized by the borrower to advance funds from borrower's line of credit with the lender.

After receipt of the original "Repetitive Wire Transfer Authorization Form" by the lender, subsequent wire transfers to the recipient named thereon may be initiated by telephone request, provided the requesting party is identified by the lender as a person authorized by borrower to advance funds from the borrower's line of credit with lender.

Non-Repetitive:

Non-Repetitive wire transfers are directed to recipients on a one- time or infrequent basis or are directed to varied destinations. Non-repetitive wire transfers require that written notification be provided to lender by borrower, showing payee, location, account number, routing transit number and name and location of bank into which funds are to be transferred. Such written notification may be provided by means of a "Non-Repetitive Wire Transfer Authorization Form" (copy attached).

Required information may be faxed to lender in order to expedite the transfer; however, a copy of the transfer authorization form with an original signature(s) must be received by lender from borrower. The transfer authorization form must be approved by and contain the signature of a person authorized by the borrower to advance funds from borrower's line of credit with the lender.

For any non-repetitive wire transfer, Lender may, at its discretion, perform a telephone verification with an authorized representative (the original signer or another authorized representative) of borrower prior to initiating the transfer.

                         NATIONSBANK BUSINESS CREDIT
                   REPETITIVE WIRE TRANSFER AUTHORIZATION

                            CUSTOMER INFORMATION

Customer Name: _______________________            Date: _______________________

Name of Person Authorizing Transfer for Customer: _____________________________
                                    Note: Must be Person Authorized to
                                    Advance Funds

Signature of Person Authorizing Transfer for Customer: ________________________


                                    PAYEE

Name of Recipient of Funds: ___________________________________________________

Location: _____________________________________________________________________

Account Number into Which Funds are to be Transferred: ________________________


                            DESTINATION OF FUNDS

Name and Location of Bank Receiving Funds:

Bank Name: ____________________________________________________________________

Routing Information (ABA Number): _____________________________________________

Bank Location:        City:     _______________________________________________
                State: ________________________________________________________

(for International Wires) Country: ____________________________________________

Special Instructions: _________________________________________________________
                _______________________________________________________________
                _______________________________________________________________


                                BANK USE ONLY
                         Business Credit Department

Business Credit Authorization: ________________________________________________
                        Print name of person at Bank approved to authorize Wire
                                Transfers

Business Credit Authorization: ________________________________________________
                        Signature of person at Bank approved to authorize Wire
                                Transfers


                          WIRE TRANSFER DEPARTMENT

F.D. Number Assigned: _________________________________________________________

Account Number to Debit: ______________________________________________________


                                     -1-
<PAGE


                         NATIONSBANK BUSINESS CREDIT
                 NON-REPETITIVE WIRE TRANSFER AUTHORIZATION


                            CUSTOMER INFORMATION


Customer Name: _______________________            Date: _______________________

Name of Person Authorizing Transfer for Customer: _____________________________
                                    Note: Must be Person Authorized to
                                    Advance Funds

Signature of Person Authorizing Transfer for Customer: ________________________


                                    PAYEE

Name of Recipient of Funds: ___________________________________________________

Location: _____________________________________________________________________

Account Number into Which Funds are to be Transferred: ________________________


                            DESTINATION OF FUNDS

Name and Location of Bank Receiving Funds:

Bank Name: ____________________________________________________________________

Routing Information (ABA Number): _____________________________________________

Bank Location:        City:     _______________________________________________
                State: ________________________________________________________

(for International Wires) Country: ____________________________________________

Special Instructions: _________________________________________________________
                _______________________________________________________________
                _______________________________________________________________

                                                                      EXHIBIT B



                             FINANCING AGREEMENT
                     ____________ COMPLIANCE CERTIFICATE


    THIS CERTIFICATE is made as of __________________, 199_ , by FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Flanders Corporation, Flanders Filters, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") to NATIONSBANK, N.A., a national banking association (the "Lender"), pursuant to Section of the Financing and Security Agreement dated ______________, 1996, (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") by and between the Borrowers and the Lender.

    I, ____________________, hereby certify that I am the ______________ of
Flanders Corporation and am a Responsible Officer (as that term is defined in the Financing Agreement) authorized to certify to the Lender on behalf the Borrowers as follows:

    1. This Certificate is given to induce the Lender to make advances to the Borrowers under the Financing Agreement.

    2. This Certificate accompanies the _____________ financial statements for the period ended ___________________, 199__ (the "Current Financials") which the Borrowers are furnishing to the Lender pursuant to Section 6.1.1(__) of the Financing Agreement. The Current Financials have been prepared in accordance with GAAP (as that term is defined in the Financing Agreement).

    3. As required by Section 6.1.1(__) of the Financing Agreement, I have set forth on Schedule 1 a detailed computation of each financial covenant in Financing Agreement and a cash flow projection report.

    4. No change has occurred to the information contained in the Collateral Disclosure List except as set forth on Schedule 2 to this Certificate. By way of example and not limitation, the Collateral Disclosure List, together with
Schedule 2, contains a listing of all Borrowers' Patents, Trademarks, Copyrights (as those terms are defined in the Financing Agreement), all locations (owned, leased, warehouses or otherwise) where any Collateral (as that term is defined in the Financing Agreement) is located, all Subsidiaries (as that term is defined in the Financing Agreement).

    5. As of the date hereof, there exists no Default or Event of Default, as defined in the Article 7 of the Financing Agreement, nor any event which, upon notice or the lapse of time, or both, would constitute such an Event of Default.

    6.  On the date hereof, the representations and warranties contained in
Article 4 of the Financing Agreement are true with the same effect as though such representations and warranties had been made on the date hereof.

    WITNESS my signature this _____ day of ____________, 199_.

                                FLANDERS CORPORATION


                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   President and Chief Executive Officer

                                FLANDERS FILTERS, INC.


                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   Chief Executive Officer

                                FLANDERS AIRPURE PRODUCTS
                                COMPANY, LLC
                                By:    Flanders Filters, Inc.
                                Member and Manager


                                By:________________________(Seal)
                                   Robert R. Amerson
                                   Chief Executive Officer

                                FLANDERS AIRPURE WEST, INC.


                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   Chief Executive Officer

                                FLANDERS INTERNATIONAL PTE, LTD.



                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   Director

                                CHARCOAL SERVICE CORPORATION



                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   Chief Executive Officer

                                AIR SEAL FILTER HOUSINGS, INC.



                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   Chief Executive Officer

                                PRECISIONAIRE, INC.



                                By:____________________________(Seal)
                                   Robert R. Amerson
                                   Chairman of the Board

                                                                    Schedule 1

                                                                    Schedule 2

                              LIST OF SCHEDULES


Schedule 4.1.10         Litigation

Schedule 4.1.14         Other Indebtedness

Schedule 4.1.21         Employee Relations

Schedule 4.1.23         Permitted Liens

Schedule 4.1.26         Listing of all Bailee Locations

Schedule 4.1.29         Descripition of Equity Offering Transaction

Schedule 5.1.12 Locations in which Landlord's waivers not available

Schedule 6.2.1          Permitted Acquisitions

                               SCHEDULE 4.1.10

                                 LITIGATION



Borrower                    Description of Litigation
--------                    -------------------------

Precisionaire, Inc.         Casualty reciprocal Exchange Insurance Company v.
                            Precisionaire, Suit no. 397390, filed 4/3/90, subrogation suit for damage caused by spray paint to vehicles

Precisionaire, Inc.         Dashtestani v. Precisionaire, Inc. and Penkse Truck Leasing
                            Corporation, Case No. 3:95CV0714786, filed 8/11/95, wrongful death action in connection with an auto accident Settled for approximately $3,500,000, related suit filed by parents of decedent is still open with a potential liability of $100,000

Precisionaire, Inc.         Precisionaire, Inc. v. Aire Filtration Company, Inc., Suit No.
                            460159, filed 2/18/94 Precisionaire is the Plaintiff


                               SCHEDULE 4.1.4

                             OTHER INDEBTEDNESS


Precisionaire, Inc.  -  SunTrust Bank, Tampa Bay

            $500,000 Standby Letter of Credit in favor of Liberty Mutual Insurance Company

                               SCHEDULE 4.1.21

                             EMPLOYEE RELATIONS

    The Borrower has the following employment contracts, commission contracts, consulting agreements, and bonus agreements:

Employment Contracts:

    *   Flanders Corporation with Robert R. Amerson
    *   Flanders Corporation with Steven K. Clark
    * Flanders Corporation with Gustavo Hernandez (upon completion of Precisionaire Acquisition)
    *   Flanders Filters, Inc. with L.K. Tan

Commission Contracts:

    * Precisionaire has entered into several commission arrangements with various manufacturing representatives and in-house sales personnel (these arrangements will continue after the Precisionaire Acquisition).

Consulting Agreements:

    *   Flanders Filters, Inc. with H&M Capital Investments, Inc.
    *   Flanders Corporation with David Mock

Bonus Agreements:

    * Flanders Corporation has a Long-Term Incentive Plan Stock Option Agreement for its employees.

                               SCHEDULE 4.1.23

                               PERMITTED LIENS


1. The Borrowers shall be permitted to grant Liens to the lender or lenders which provide purchase money financing to one or more of the Borrower to finance the purchase of the facilities of Precisionaire located in Terrell, Texas, Auburn, Pennsylvania, Bartow, Florida and St. Petersburg, Florida; provided, that (i) any such Indebtedness for Borrowed Money secured by such Permitted Liens is incurred on account of purchase money only, (ii) the aggregate purchase price for the properties located in Terrell Texas, Auburn, Pennsylvania and Bartow Florida do not exceed the amounts set forth in the respective lease agreements relating to such properties and the purchase price for the property located in St. Petersburg, Florida does not exceed Three Hundred Fifty Thousand Dollars ($350,000) and (iii) the lien securing any such purchase money arrangement does not extend to any other Assets or property other than real property purchased.

2. A judgment entered against Flanders Filters in favor of St. Paul Fire & Marine in the current outstanding amount of $265,500 on or about January 3, 1996 (Case No. 93CV002798) in the Superior Court for Beaufort County, North Carolina.

3. All those UCC-1 Financing Statements described on the attached charts and marked as Exhibit E.

                               SCHEDULE 4.1.27


                              BAILEE LOCATIONS


                                WSM Warehouse
                              Route 9 Box 539-A
                                Belmont Drive
                         McMinville, Tennessee 37110

                               SCHEDULE 4.1.29

                 DESCRIPTION OF EQUITY OFFERING TRANSACTIONS


    1. Pursuant to a Subscription Agreement dated September 5, 1996 by and between the Trustees of General Electric Pension Trust ("GE") and Flanders Corporation (the "GE Subscription Agreement"), GE agreed to purchase 444,445 shares of common stock of Flanders Corporation (the "GE Stock") for the aggregate purchase price of $4,000,005 (the "GE Purchase Price"). In accordance with the provisions of the Escrow Agreement dated September 5, 1996 by and among GE, Flanders Corporation and State Street Bank and Trust Company (the "Closing Escrow Agreement"), State Street Bank and Trust Company (the "Escrow Agent") agreed to act as escrow agent for GE and Flanders Corporation and in such capacity received from GE a cash deposit in the full amount of the GE Purchase Price and received from Flanders Corporation all certificates evidencing the GE Stock. Pursuant to the terms of the Closing Escrow Agreement, Flanders Corporation is entitled to instruct the Escrow Agent to disburse the full GE Purchase Price to Flanders Corporation after such time as (i) the Purchase Agreement Transaction - Precisionaire has been closed and consummated and (ii) the registration statement referred to in the GE Subscription Agreement has become effective.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $4,000,005 HELD IN ESCROW PURSUANT TO CLOSING ESCROW AGREEMENT

    2. Pursuant to a Term Sheet dated September 18, 1996, Andy Stallman agreed to accept Series A Debentures issued pursuant to Regulation D in an aggregate amount up to $4,000,000; the Series A Debentures are completely subordinate to payment of the Obligations and are convertible to common stock. As of the Closing Date, Andy Stallman has agreed to purchase Series A Debentures in an aggregate principal amount of $500,000. The Series A Debentures are to be issued in the form of a Convertible Subordinated Debenture in the face amount of $500,000, having a maturity date that is the earlier of (i) the release of escrow described in the Closing Escrow Agreement or (ii) September 17, 1999, bearing interest at a rate not to exceed 1.5% per month, and to provide for no payments of principal or interest prior to maturity other than semi-annual payments of accrued interest, which at the option of Flanders Corporation and as required by the subordination agreement by and among Andy Stallman, Flanders Corporation and the Lender, are payable only in the form of stock.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $500,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    3. Pursuant to a Term Sheet dated September 18, 1996, Hausmann Holdings agreed to accept Series A Debentures issued pursuant to Regulation D in an aggregate amount up to $4,000,000; the Series A Debentures are completely subordinate to payment of the Obligations and are convertible to common stock. As of the Closing Date, Hausmann Holdings has agreed to purchase Series A Debentures in an aggregate principal amount of

$1,200,000. The Series A Debentures are to be issued in the form of a Convertible Subordinated Debentures in the face amount of $1,200,000, having a maturity date that is the earlier of (i) the release of escrow described in the Closing Escrow Agreement or (ii) September 17, 1999, bearing interest at a rate not to exceed 1.5% per month, and to provide for no payments of principal or interest prior to maturity other than semi- annual payments of accrued interest, which at the option of Flanders Corporation and as required by the subordination agreement by and among Hausmann Holdings, Flanders Corporation and the Lender, are to be payable only in the form of stock.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $1,200,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    4. Pursuant to a Regulation S Securities Subscription Agreement dated September 19, 1996, Midland Walwyn Capital, Inc. agreed to purchase 10% Convertible Notes issued pursuant to Regulation S in an aggregate amount up to $4,000,000; the Convertible Notes are completely subordinated to payment of the Obligations and are convertible to common stock. The Convertible Notes have been issued in the face amount of $3,000,000, having a maturity date no sooner than September 20, 1999, bearing interest at a rate not to exceed 10% per annum, and to provide for no payments of principal or interest prior to maturity other than semi-annual payments of accrued interest, which at the option of Flanders Corporation and as required by the subordination agreement by and among Midland Walwyn Capital, Inc., Flanders Corporation and the Lender, are payable only in the form of stock.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $3,000,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    5. Pursuant to a Regulation S Securities Subscription Agreement dated September 19, 1996, Keyway Investments Ltd. agreed to purchase 10% Convertible Notes issued pursuant to Regulation S in an aggregate amount up to $4,000,000; the Convertible Notes are completely subordinated to payment of the Obligations and are convertible to common stock. The Convertible Notes have been issued in the form of a Convertible Note in the face amount of $1,000,000, having a maturity date no sooner than September 20, 1999, bearing interest at a rate not to exceed 10% per annum, and to provide for no payments of principal or interest prior to maturity other than semi-annual payments of accrued interest, which at the option of Flanders Corporation and as required by the subordination agreement by and among Keyway Investments Ltd, Flanders Corporation and the Lender, are payable only in the form of stock.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $1,000,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    6. Pursuant to a Subscription Agreement dated September 17, 1996 by and between The Travelers Indemnity Company and Flanders Corporation, The Travelers Indemnity Company agreed to purchase 222,222 shares of common stock of Flanders Corporation for the aggregate purchase price of $1,999,998.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $1,999,998 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    7. Pursuant to a Subscription Agreement dated August 31, 1996 by and between SunAmerica Small Company Growth Fund and Flanders Corporation, SunAmerica Small Company Growth Fund agreed to purchase 100,000 shares of common stock of Flanders Corporation for the aggregate purchase price of $900,000.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $900,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    8. Pursuant to a Subscription Agreement dated September 16, 1996 by and between Bert R. Cohen and Flanders Corporation, Bert R. Cohen agreed to purchase 14,000 shares of common stock of Flanders Corporation for the aggregate purchase price of $126,000.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $126,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    9. Pursuant to a Subscription Agreement dated September 16, 1996 by and between Ronald A. Weinstein and Flanders Corporation, Ronald A. Weinstein agreed to purchase 5,500 shares of common stock of Flanders Corporation for the aggregate purchase price of $49,500.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $49,500 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    10. Pursuant to a Subscription Agreement dated September 13, 1996 by and between Kenneth D. Tuchman and Flanders Corporation, Kenneth D. Tuchman agreed to purchase 11,000 shares of common stock of Flanders Corporation for the aggregate purchase price of $99,000.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $99,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    11. Pursuant to a Subscription Agreement dated September 16, 1996 by and between Stuart M. Sloan and Flanders Corporation, Stuart M. Sloan agreed to purchase 14,000 shares of common stock of Flanders Corporation for the aggregate purchase price of $126,000.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $126,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    12. Pursuant to a Subscription Agreement dated September 16, 1996 by and between G&N Associates, Ltd. and Flanders Corporation, G&N Associates, Ltd. agreed to purchase 11,000 shares of common stock of Flanders Corporation for the aggregate purchase price of $99,000.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $99,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    13. Pursuant to a Subscription Agreement dated September 16, 1996 by and between Victor D. Alhadeff and Flanders Corporation, Victor D. Alhadeff agreed to purchase 5,500 shares of common stock of Flanders Corporation for the aggregate purchase price of $49,500.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $49,500 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    14. Pursuant to a Subscription Agreement dated September 18, 1996 by and between LZ Investments, L.L.C. and Flanders Corporation, LZ Investments, L.L.C agreed to purchase 27,778 shares of common stock of Flanders Corporation for the aggregate purchase price of $250,002.

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $250,002 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

    15. Pursuant to a Term Sheet dated September 18, 1996, Eagle Capital Management agreed to accept Series A Debentures issued pursuant to Regulation D in an aggregate amount up to $500,000; the Series A Debentures will be completely subordinate to payment of the Obligations and are to be convertible to common stock. As of the Closing Date, Eagle Capital Management has agreed to purchase Series A Debentures in an aggregate principal amount of $500,000. The Series A Debentures are to be issued in the form of a Convertible Note in the face amount of $500,000, having a maturity date that is the earlier of (i) the release of escrow described in the Closing Escrow Agreement or (ii) September 17, 1999, bearing interest at a rate not to exceed 1.5% per month, and to provide for no payments of principal or interest prior to maturity other than semi-annual payments of accrued interest. [AS OF THE CLOSING DATE AND BECAUSE OF THE LACK OF TIME, THE LENDER AGREED NOT TO REQUIRE A WRITTEN SUBORDINATION AGREEMENT FOR THIS DEBENTURE TRANSACTION PRIOR TO CLOSING BUT RESERVES THE RIGHT TO REQUIRE SUCH A SUBORDINATION AGREEMENT AT ITS DISCRETION]

TOTAL AMOUNT OF PROCEEDS AVAILABLE ON CLOSING DATE: $500,000 PAID TO FLANDERS CORPORATION ON OR BEFORE CLOSING DATE

TOTAL EQUITY AND DEBT OFFERING PROCEEDS RECEIVED AS OF THE CLOSING DATE (EXCLUDING THE $4,000,000 GE PURCHASE PRICE): $9,899,000

                               SCHEDULE 5.1.12

        LOCATIONS WHERE LANDLORD'S ACKNOWLEDGMENTS ARE NOT AVAILABLE



1.  33 Healdsburg Avenue
    Santa Rosa, California

2.  3030 through 3040 Winterlake Road
    Lakeland, Florida

                               SCHEDULE 6.2.1

                        PERMITTED ASSET ACQUISITIONS


    The Borrowers shall be permitted to purchase the real property currently leased by Precisionaire in Terrell, Texas, Auburn, Pennsylvania and St. Petersburg, Florida; provided that (i) the purchase price for any such real property is not greater than the amount set forth in the sale and purchase agreement for such property, copies of which have been furnished to the Lender,
(ii) prior to closing on any such purchase the Borrowers and the Lender shall have received evidence reasonably satisfactory to the Borrowers and the Lender that all Hazardous Materials Contamination and other material violations of any Environmental Laws disclosed in the Phase I environmental audits and supplemental reports prepared with respect to each such property on or before the Closing Date, have been remedied or otherwise corrected to the reasonable satisfaction of the Borrowers and the Lender, (iii) there does not exist a Default or an Event of Default at the time of any such purchase is to be closed and consummated, and (iv) prior to closing on any such purchase, the Borrowers furnish to the Lender a copy of the fully executed purchase agreement with respect to any such purchase, which purchase agreement shall be reasonably satisfactory to the Lender.

                     Index of Additional Attachments to

                      Financing and Security Agreement

                                By and Among

             Flanders Corporation, et al., and Nationsbank, N.A.

                         Dated:  September 19, 1996


Attachment 1    Collateral Assignment of Patents as Security by Precisionaire
                in favor of Nationsbank.

Attachment 2    Collateral Assignment of Patents as Security by Flanders
                Filters in favor of Nationsbank.

Attachment 3    Collateral Assignment of Patents as Security by Charcoal
                Service Corporation in favor of Nationsbank.

Attachment 4    $6,500,000 Term Note.

Attachment 5    $25,000,000 Revolving Credit Note.

Attachment 6    Assignment and Security Agreement by Flanders Filters in favor of Nationsbank.

Attachment 7    Pledge, Assignment and Security Agreement by Flanders
                Corporation for the benefit of Nationsbank.

Attachment 8    Pledge, Assignment and Security Agreement by Flanders Filters
                for the benefit of Nationsbank.

Attachment 9    Collateral Assignment of Copyrights by Precisionaire in favor of Nationsbank.

Attachment 10   Collateral Assignment of Copyrights by Flanders Filters in
                favor of Nationsbank.

Attachment 11   Collateral Assignment of Trademarks as Security by Charcoal
                Service Corporation in favor of Nationsbank.

Attachment 12   Collateral Assignment of Trademarks as Security by
                Precisionaire in favor of Nationsbank.

Attachment 13   Collateral Assignment of Trademarks as Security by Flanders
                Filters in favor of Nationsbank.

                                Attachment 1

                      COLLATERAL ASSIGNMENT OF PATENTS
                                 AS SECURITY

    THIS COLLATERAL ASSIGNMENT OF PATENTS AS SECURITY (this "Assignment") is made as of this 19th day of September, 1996, by PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using certain patents as listed on SCHEDULE A attached hereto and made a part hereof and has applied for or has pending the patents also as listed on SCHEDULE A (collectively, the "Patents").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Flanders Filters, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") whereby the Lender extended certain credit facilities to the Borrowers as part of the "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the Borrowers associated with or relating to products sold under any one or more of the Patents and under which the Lender is entitled to foreclose or otherwise deal with the Patents under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Patents confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

    E. As collateral security for the Obligations, whether arising under the Financing Documents or otherwise, the Assignor has agreed to assign to the Lender, the Patents and the goodwill of the business associated therewith.

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor hereby grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of, the Patents, together with all of the Assignor's rights, title and interest in and to (a) any and all inventions and improvements described and claimed in such Patents and patent applications, (b) reissues, divisions, continuations, renewals, extensions and continuations- in-part of any Patents and patent applications, (c) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (d) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement), and notice to the Assignor from the Lender, and subject to the filing with and notice to the United States Patent and Trademark Office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                  ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

    Section 2.1 Patent Existence. The Assignor represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each of the Obligations are incurred, that:

        2.1.1 Based on the records of the United States Patent and Trademark Office and to the Assignor's Knowledge, the Patents which have been issued are subsisting and have not been adjudged invalid or unenforceable in the United States.

        2.1.2   Each of the Patents is valid and enforceable in the United
States.

        2.1.3 Except as set forth on SCHEDULE B to this Assignment, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patents, each of the Patents is free and clear of any Liens (as that term is defined in the Financing Agreement) licenses, and other encumbrances including, without limitation, covenants by the Assignor not to sue third persons in the United States.

        2.1.4 The Assignor has the unqualified right to enter into this Assignment and perform its terms.

                                  ARTICLE 3
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Patents and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

        3.1.1 It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

        3.1.2 It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

        3.1.3 If the Assignor obtains rights or becomes entitled to the benefit of any patent, patent application, or patentable invention (other than the Patents), or becomes entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, the provisions of this Assignment shall automatically apply thereto, and the Assignor shall give to Assignee prompt written notice thereof along with an amended SCHEDULE A.

        3.1.4 The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Patents requires such consent.

    Section 3.2     Maintenance.

        3.2.1 The Assignor hereby covenants and agrees to maintain the Patents in full force and effect until all of the Obligations are satisfied in full.

        3.2.2 The Assignor shall have the duty, through counsel acceptable to the Lender, to (a) prosecute diligently any patent application that is part of the Patents pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (b) preserve and maintain all rights in such applications and/or Patents including but not limited to the payment of registration and renewal fees, if any and (c) upon reasonable written request of the Assignee, to make federal patent application for patentable inventions. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Patent or any pending application for patent registration, without the consent of the Lender, which consent shall not be unreasonably withheld or delayed.

        3.2.3 Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Patents, in which event the Lender may, if necessary, at its own expense, following no less than thirty (30) days prior written notice, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including reasonable attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

        3.2.4 If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Patents.

        3.2.5 The Assignor will continue to use, for the duration of this Assignment, proper statutory identification in connection with its use of the Patents.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Patents, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by the Assignor on demand by the Lender.

                                  ARTICLE 4
               EVENTS OF EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right and license to use the Patents and
(b) the Lender shall have no right to use the Patents or issue any exclusive or non-exclusive license under the Patents, or assign, pledge or otherwise transfer title in the Patents to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under (except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement), or allow any Lien (other than Permitted Liens, as those terms are defined in the Financing Agreement) to attach to, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an Event of Default, upon notice to the Assignor, terminate the license set forth in Section 4.1, and may take such other action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Patents covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby constitutes and appoints the Lender (with full power of substitution and delegation, the Lender being hereby authorized and empowered so to name any officer or agent of the Lender as the Lender may select, in its exclusive discretion), as the Assignor's true and lawful attorney-in-fact, with the power, without notice to the Assignor, to endorse the Assignor's name on all applications, documents, papers and instruments in the name of the Lender or in the name of the Assignor or otherwise, for the use and benefit of the Lender to use the Patents or to grant or issue any exclusive or non- exclusive license under the Patents to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone else. This power of attorney shall be irrevoca- ble for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations and termination of all commitments which may give rise to Obligations, the Lender shall, upon the Assignor's request and at its sole expense, execute and deliver to the Assignor all documents reasonably necessary to terminate this Assignment and re-vest in the Assignor full title to the Patents.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Patents, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                  ARTICLE 5
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assignment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Assignment under seal the day and year first above written.

WITNESS:                            PRECISIONAIRE, INC.


/s/ Dawn M. Call                    By:/s/ Robert R. Amerson   (SEAL)
_____________________                  ________________________
                                       Robert R. Amerson
                                       Chairman of the Board


                               ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is the Chairman of the Board of Precisionaire, Inc., a Florida corporation, the Assignor; that he signed the Assignment as Chairman of the Board of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                            /s/ Laura A. Snyder
                            ________________________________
                            Notary Public


                          My Commission Expires: 07/27/98

                                                                    SCHEDULE A


                              LIST OF PATENTS










                           LIST OF PENDING PATENTS

                                Attachment 2

                      COLLATERAL ASSIGNMENT OF PATENTS
                                 AS SECURITY

    THIS COLLATERAL ASSIGNMENT OF PATENTS AS SECURITY (this "Assignment") is made as of this 19th day of September, 1996, by FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using the certain patents as listed on SCHEDULE A attached hereto and made a part hereof and has applied for or has pending the patents also as listed on SCHEDULE A (collectively, the "Patents").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") whereby the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the

Borrowers associated with or relating to products sold under any one or more of the Patents and under which the Lender is entitled to foreclose or otherwise deal with the Patents under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Patents confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

    E. As collateral security for the Obligations, whether arising under the Financing Documents or otherwise, the Assignor has agreed to assign to the Lender, the Patents and the goodwill of the business associated therewith.

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor hereby grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of, the Patents, together with all of the Assignor's rights, title and interest in and to (a) any and all inventions and improvements described and claimed in such Patents and patent applications, (b) reissues, divisions, continuations, renewals, extensions and continuations- in-part of any Patents and patent applications, (c) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (d) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement), and notice to the Assignor from the Lender, and subject to filing with and notice to the United States Patent and Trademark Office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                  ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

    Section 2.1 Patent Existence. The Assignor represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each of the Obligations are incurred, that:

        2.1.1 Based on the records of the United States Patent and Trademark Office and to the Assignor's knowledge, the Patents which have been issued are subsisting and have not been adjudged invalid or unenforceable in the United States.

        2.1.2   Each of the Patents is valid and enforceable in the United
States.

        2.1.3 Except as set forth on SCHEDULE B to this Assignment, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patents, each of the Patents is free and clear of any Liens (as that term is defined in the Financing Agreement) licenses, and other encumbrances including, without limitation, covenants by the Assignor not to sue third persons in the United States.

        2.1.4 The Assignor has the unqualified right to enter into this Assignment and perform its terms.

                                  ARTICLE 3
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Patents and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

        3.1.1 It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

        3.1.2 It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

        3.1.3 If the Assignor obtains rights or becomes entitled to the benefit of any patent, patent application, or patentable invention (other than the Patents), or becomes entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, the provisions of this Assignment shall automatically apply thereto, and the Assignor shall give to Assignee prompt written notice thereof along with an amended SCHEDULE A.

        3.1.4 The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Patents requires such consent.

    Section 3.2     Maintenance.

        3.2.1 The Assignor hereby covenants and agrees to maintain the Patents in full force and effect until all of the Obligations are satisfied in full.

        3.2.2 The Assignor shall have the duty, through counsel acceptable to the Lender, to (a) prosecute diligently any patent application that is part of the Patents pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (b) preserve and maintain all rights in such applications and/or Patents including but not limited to the payment of registration and renewal fees, if any and (c) upon reasonable written request of the Assignee, to make federal patent application for patentable inventions. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Patent or any pending application for patent registration, without the consent of the Lender, which consent shall not be unreasonably withheld or delayed.

        3.2.3 Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Patents, in which event the Lender may, if necessary, at its own expense, following no less than thirty (30) days prior written notice, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including reasonable attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

        3.2.4 If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Patents.

        3.2.5 The Assignor will continue to use, for the duration of this Assignment, proper statutory identification in connection with its use of the Patents.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Patents, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by the Assignor on demand by the Lender.

                                  ARTICLE 4
               EVENTS OF EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right and license to use the Patents and
(b) the Lender shall have no right to use the Patents or issue any exclusive or non-exclusive license under the Patents, or assign, pledge or otherwise transfer title in the Patents to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under (except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement), or allow any Lien (other than Permitted Liens, as those terms are defined in the Financing Agreement) to attach to, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an Event of Default, upon notice to the Assignor, terminate the license set forth in Section 4.1, and may take such other action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Patents covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby constitutes and appoints the Lender (with full power of substitution and delegation, the Lender being hereby authorized and empowered so to name any officer or agent of the Lender as the Lender may select, in its exclusive discretion), as the Assignor's true and lawful attorney-in-fact, with the power, without notice to the Assignor, to endorse the Assignor's name on all applications, documents, papers and instruments in the name of the Lender or in the name of the Assignor or otherwise, for the use and benefit of the Lender to use the Patents or to grant or issue any exclusive or non- exclusive license under the Patents to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone else. This power of attorney shall be irrevoca- ble for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations and termination of all commitments which may give rise to Obligations, the Lender shall, upon the Assignor's request and at its sole expense, execute and deliver to the Assignor all documents reasonably necessary to terminate this Assignment and re-vest in the Assignor full title to the Patents.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Patents, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                  ARTICLE 5
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assignment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each

Person who may from time to time be a "Lender" under the Financing
Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Collateral Assignment under seal, the day and year first above written.

WITNESS:                                FLANDERS FILTERS, INC.



Dawn M. Call                            By: /s/ Robert R. Amerson  (SEAL)
                                            ______________________
                                            Robert R. Amerson
                                            Chief Executive Officer

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:

                               ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this _____ day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is Chief Executive Officer of Flanders Filters, Inc., a North Carolina corporation, the Assignor; that he signed the Assignment as Chief Executive Officer of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                            /s/ Laura A. Snyder
                            ________________________________
                            Notary Public


                            My Commission Expires: 07/27/98

                                 SCHEDULE A

                              LIST OF PATENTS

                                                                    SCHEDULE B


                                     NONE

                                Attachment 3

                      COLLATERAL ASSIGNMENT OF PATENTS
                                 AS SECURITY

    THIS COLLATERAL ASSIGNMENT OF PATENTS AS SECURITY (this "Assignment") is made as of this 19th day of September, 1996, by CHARCOAL SERVICE CORPORATION a corporation organized and existing under the laws of the State of North Carolina (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using the certain patents as listed on SCHEDULE A attached hereto and made a part hereof and has applied for or has pending the patents also as listed on SCHEDULE A (collectively, the "Patents").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") whereby the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the Borrowers associated with or relating to products sold under any one or more of the Patents and under which the Lender is entitled to foreclose or otherwise deal with the Patents under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Patents confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

    E. As collateral security for the Obligations, whether arising under the Financing Documents or otherwise, the Assignor has agreed to assign to the Lender, the Patents and the goodwill of the business associated therewith.

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor hereby grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of, the Patents, together with all of the Assignor's rights, title and interest in and to (a) any and all inventions and improvements described and claimed in such Patents and patent applications, (b) reissues, divisions, continuations, renewals, extensions and continuations- in-part of any Patents and patent applications, (c) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (d) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement) and notice to the Assignor from the Lender, and subject to the filing with and notice to the United States Patent and Trademark Office shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                  ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

    Section 2.1 Patent Existence. The Assignor represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each of the Obligations are incurred, that:

        2.1.1 Based on the records of the United States Patent and Trademark Office and to the Assignor's knowledge, the Patents which have been issued are subsisting and have not been adjudged invalid or unenforceable in the United States.

        2.1.2   Each of the Patents is valid and enforceable in the United
States.

        2.1.3 Except as set forth on SCHEDULE B to this Assignment, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patents, each of the Patents is free and clear of any Liens (as that term is defined in the Financing Agreement) licenses, and other encumbrances including, without limitation, covenants by the Assignor not to sue third persons in the United States.

        2.1.4 The Assignor has the unqualified right to enter into this Assignment and perform its terms.

                                  ARTICLE 3
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Patents and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

        3.1.1 It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

        3.1.2 It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

        3.1.3 If the Assignor obtains rights or becomes entitled to the benefit of any patent, patent application, or patentable invention (other than the Patents), or becomes entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, the provisions of this Assignment shall automatically apply thereto, and the Assignor shall give to Assignee prompt written notice thereof along with an amended SCHEDULE A.

        3.1.4 The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Patents requires such consent.

    Section 3.2     Maintenance.

        3.2.1 The Assignor hereby covenants and agrees to maintain the Patents in full force and effect until all of the Obligations are satisfied in full.

        3.2.2 The Assignor shall have the duty, through counsel acceptable to the Lender, to (a) prosecute diligently any patent application that is part of the Patents pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (b) preserve and maintain all rights in such applications and/or Patents including but not limited to the payment of registration and renewal fees, if any and (c) upon reasonable written request of the Assignee, to make federal patent application for patentable inventions. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Patent or any pending application for patent registration, without the consent of the Lender, which consent shall not be unreasonably withheld or delayed.

        3.2.3 Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Patents, in which event the Lender may, if necessary, at its own expense, following no less than thirty (30) days prior written notice, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including reasonable attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

        3.2.4 If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Patents.

        3.2.5 The Assignor will continue to use, for the duration of this Assignment, proper statutory identification in connection with its use of the Patents.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Patents, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by the Assignor on demand by the Lender.

                                  ARTICLE 4
               EVENTS OF EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right and license to use the Patents and
(b) the Lender shall have no right to use the Patents or issue any exclusive or non-exclusive license under the Patents, or assign, pledge or otherwise transfer title in the Patents to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under (except in the ordinary course of the Assignor's business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement, or allow any Lien (other than Permitted Liens, as those terms are defined in the Financing Agreement) to attach to, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an Event of Default, upon notice to the Assignor, terminate the license set forth in Section 4.1, and may take such other action permitted hereunder or under the other Financing Documents or permitted by applicable

Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Patents covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby constitutes and appoints the Lender (with full power of substitution and delegation, the Lender being hereby authorized and empowered so to name any officer or agent of the Lender as the Lender may select, in its exclusive discretion), as the Assignor's true and lawful attorney-in-fact, with the power, without notice to the Assignor, to endorse the Assignor's name on all applications, documents, papers and instruments in the name of the Lender or in the name of the Assignor or otherwise, for the use and benefit of the Lender to use the Patents or to grant or issue any exclusive or non- exclusive license under the Patents to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone else. This power of attorney shall be irrevoca- ble for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations and termination of all commitments which may give rise to Obligations, the Lender shall, upon the Assignor's request and at its sole expense, execute and deliver to the Assignor all documents reasonably necessary to terminate this Assignment and re-vest in the Assignor full title to the Patents.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Patents, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                  ARTICLE 5
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assign- ment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Collateral Assignment under seal, the day and year first above written.

WITNESS:                            CHARCOAL SERVICE CORPORATION



 /s/ Dawn M. Call                   By: /s/ Robert R. Amerson  (SEAL)
------------------                      ----------------------
                                        Robert R. Amerson
                                        Chief Executive Officer

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:


                               ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is Chief Executive Office of Charcoal Service Corporation, a North Carolina corporation, the Assignor; that he signed the Assignment as Chief Executive Officer of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                            /s/ Laura A. Snyder
                            ________________________________

                            Notary Public


                            My Commission Expires: 07/27/98

                                                                    SCHEDULE A


                               LIST OF PATENTS

                                                                    SCHEDULE B

                                     NONE

                                Attachment 4

                                  TERM NOTE

$6,500,000                                                  Baltimore, Maryland
                                                             September 19, 1996


    FOR VALUE RECEIVED, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Flanders Corporation, Flanders Filters, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower"); jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association (the "Lender"), the principal sum of SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($6,500,000) (the "Principal Sum"), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

    1. Interest. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the fluctuating prime rate of interest established and declared by the Lender from time to time (the "Prime Rate") plus one and one-half percent (1.50%) per annum. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to borrowers. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

    2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

        (a) Interest only on the unpaid Principal Sum shall be due and payable to the Lender monthly, commencing November 1, 1996, and on the first day of each month thereafter to maturity; and

        (b) Principal payments in the amount of $541,700 each shall be due and payable to the Lender quarterly, commencing January 1, 1997, and continuing on the first day of each April, July, October and January thereafter to maturity;

        (c) Term Loan Mandatory Prepayments shall be due and payable to the Lender at such times and in such amounts as provided for in the Financing Agreement; and

        (d) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on September 30, 1998.

    3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

    4. Late Charges. If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

    5. Application and Place of Payments. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second, to the payment of any prepayment fee then due hereunder, if any, third, to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum, with application first made to all principal installments then due hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. Notwithstanding any provision contained herein to the contrary, any portion of a permitted partial prepayment applied to the unpaid Principal Sum shall be applied first to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

    6.  Prepayment.     (a)     The Borrowers may prepay the principal sum in
whole or in part and the Borrower will be required to pay any prepayment fees or penalties as may be required under the Financing Agreement.

            (b) Payment of the indebtedness evidenced by this Note in whole or in part subsequent to an Event of Default shall be deemed to be a prepayment of the Principal Sum subject to any prepayment fees or penalties as may be required under the Financing Agreement.

    7. Financing Agreement and Other Financing Documents. This Note is the "Term Note" described in a Financing and Security Agreement of even date herewith by and among the Borrowers and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any or all of the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement.

    8.  Security. This Note is secured as provided in the Financing Agreement.

    9. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

        (a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

        (b) The occurrence of an Event of Default (as defined in the Financing Agreement).

    10. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable jointly and severally by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of the Borrowers, guarantors and endorsers.

    11. Confessed Judgment. Upon the occurrence of an Event of Default, each of the Borrowers hereby authorizes any attorney designated by the Lender or any clerk of any court of record to appear for the Borrowers or any of them in any court of record and confess judgment without prior hearing against each of the Borrowers, or any of them, in favor of the Lender for and in the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, all other amounts payable by any of the Borrowers to the Lender under the terms of this Note or any of the other Financing Documents, costs of suit, and attorneys' fees of fifteen percent (15%) of the unpaid Principal Sum and interest then due hereunder, not to exceed $50,000. By its acceptance of this Note, the Lender agrees that in the event the Lender exercises at any time its right to confess judgment under this Note, the Lender shall use its best efforts to obtain legal counsel who will charge the Lender for its services on an hourly basis, at its customary hourly rates and only for the time and reasonable expenses incurred. In no event shall the Lender enforce the legal fees portion of a confessed judgment award for an amount in excess of the fees and expenses actually charged to the Lender for services rendered by its counsel in connection with such confession of judgment and/or the collection of sums owed to the Lender. In the event the Lender receives, through execution upon a confessed judgment, payments on account of attorneys' fees in excess of such actual attorneys' fees and expenses incurred by the Lender, then, after full repayment and satisfaction of all of the obligations under and in connection with this Note, the Financing Agreement and all of the other Financing Documents, the Lender shall refund such excess amount to the Borrowers. Each of the Borrowers hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrowers, or any of them, may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrowers shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

    12. Expenses. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

    13. Notices. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 of the Financing Agreement.

    14. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

    15. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

    16. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

    17. Applicable Law. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

    18. Consent to Jurisdiction. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that the Borrowers may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which any of the Borrowers are subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

    19. Service of Process. Each of the Borrowers hereby irrevocably designates and appoints The CT Corporation, 32 South Street, Baltimore, Maryland, 21202, as its authorized agent to receive on the Borrowers' behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

    Each of the Borrowers hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower. Each of the Borrowers irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

    20. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS AND THE LENDER HEREBY

WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH EACH OF THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

    THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWERS FURTHER REPRESENT THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

    21. Joint and Several Liability. The Borrowers each shall be jointly and severally liable for the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Financing Agreement and the other Financing Documents. The term "Borrowers" when used in this Note shall include each of the Borrowers, individually and jointly, and the Lender may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of any of the other Borrowers hereunder.

    IN WITNESS WHEREOF, each of the Borrowers have caused this Note to be executed under seal by its duly authorized officers or members as of the date first written above.

WITNESS OR ATTEST:              FLANDERS CORPORATION



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   President and Chief Executive
                                   Officer

WITNESS OR ATTEST:              FLANDERS FILTERS, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer


WITNESS OR ATTEST:              FLANDERS AIRPURE PRODUCTS
                                COMPANY, LLC
                                By:   Flanders Filters, Inc.
                                      Member and Manager


/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              FLANDERS INTERNATIONAL PTE, LTD.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Director

WITNESS OR ATTEST:              FLANDERS AIRPURE WEST, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              PRECISIONAIRE, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chairman of the Board


WITNESS OR ATTEST:              CHARCOAL SERVICE CORPORATION



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer


WITNESS OR ATTEST:              AIR SEAL FILTER HOUSINGS, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

                                Attachment 5

                            REVOLVING CREDIT NOTE

$25,000,000                                                 Baltimore, Maryland
                                                             September 19, 1996

    FOR VALUE RECEIVED, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Flanders Corporation, Flanders Filters, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower"); jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association (the "Lender"), the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced and/or readvanced to or for the account of any or all of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

    1. Interest. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the fluctuating prime rate of interest established and declared by the Lender from time to time (the "Prime Rate"), plus one percent (1.0%) per annum. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to borrowers. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

    2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

        (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing November 1, 1996, and on the first day of each month thereafter to maturity;

        (b) Revolving Loan Mandatory Prepayments shall be due and payable to the Lender at such times and in such amounts as provided in the Financing Agreement; and

        (c) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on September 30, 1998.

    The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

    3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

    4. Late Charges. If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

    5. Application and Place of Payments. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second, to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

    6. Prepayment. (a) The Borrowers may prepay the principal sum in whole or in part and any such prepayment shall be subject to the prepayment fees or penalties described in the Financing Agreement.

        (b) Payment of the indebtedness evidenced by this Note in whole or in part subsequent to an Event of Default shall be deemed to be a prepayment of the Principal Sum subject to any prepayment fees or penalties described in the Financing Agreement.

    7. Financing Agreement and Other Financing Documents. This Note is the "Revolving Credit Note" described in a Financing and Security Agreement of even date herewith by and among the Borrowers and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any or all of the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement.

    8.  Security. This Note is secured as provided in the Financing Agreement.

    9. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

        (a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

        (b) The occurrence of an Event of Default (as defined in the Financing Agreement).

    10. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable jointly and severally by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of the Borrowers, guarantors and endorsers.

    11. CONFESSED JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, EACH OF THE BORROWERS HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO

APPEAR FOR THE BORROWERS, OR ANY OF THEM, IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST EACH OF THE BORROWERS, OR ANY OF THEM, IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY ANY OF THE BORROWERS TO THE LENDER UNDER THE TERMS OF THIS NOTE OR ANY OF THE OTHER FINANCING DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID PRINCIPAL SUM AND INTEREST THEN DUE HEREUNDER. BY ITS ACCEPTANCE OF THIS NOTE, THE LENDER AGREES THAT IN THE EVENT THE LENDER EXERCISES AT ANY TIME ITS RIGHT TO CONFESS JUDGMENT UNDER THIS NOTE, THE LENDER SHALL USE ITS BEST EFFORTS TO OBTAIN LEGAL COUNSEL WHO WILL CHARGE THE LENDER FOR ITS SERVICES ON AN HOURLY BASIS, AT ITS CUSTOMARY HOURLY RATES AND ONLY FOR THE TIME AND REASONABLE EXPENSES INCURRED. IN NO EVENT SHALL THE LENDER ENFORCE THE LEGAL FEES PORTION OF A CONFESSED JUDGMENT AWARD FOR AN AMOUNT IN EXCESS OF THE FEES AND EXPENSES ACTUALLY CHARGED TO THE LENDER FOR SERVICES RENDERED BY ITS COUNSEL IN CONNECTION WITH SUCH CONFESSION OF JUDGMENT AND/OR THE COLLECTION OF SUMS OWED TO THE LENDER. IN THE EVENT THE LENDER RECEIVES, THROUGH EXECUTION UPON A CONFESSED JUDGMENT, PAYMENTS ON ACCOUNT OF ATTORNEYS' FEES IN EXCESS OF SUCH ACTUAL ATTORNEYS' FEES AND EXPENSES INCURRED BY THE LENDER, THEN, AFTER FULL REPAYMENT AND SATISFACTION OF ALL OF THE OBLIGATIONS UNDER AND IN CONNECTION WITH THIS NOTE, THE FINANCING AGREEMENT AND ALL OF THE OTHER FINANCING DOCUMENTS, THE LENDER SHALL REFUND SUCH EXCESS AMOUNT TO THE BORROWERS. EACH OF THE BORROWERS HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWERS, OR ANY OF THEM, MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWERS SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

    12. Expenses. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

    13. Notices. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 of the Financing Agreement.

    14. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

    15. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

    16. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

    17. Applicable Law. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

    18. Consent to Jurisdiction. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that the Borrowers may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which any of the Borrowers are subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

    19. Service of Process. Each of the Borrowers hereby irrevocably designates and appoints The CT Corporation, 32 South Street, Baltimore, Maryland, 21202, as its authorized agent to receive on the Borrowers' behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

    Each of the Borrowers hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers. Each of the Borrowers irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

    20. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH EACH OF THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

    THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR

NULLIFY ITS EFFECT. EACH OF THE BORROWERS FURTHER REPRESENT
THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

    21. Joint and Several Liability. The Borrowers each shall be jointly and severally liable for the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Financing Agreement and the other Financing Documents. The term "Borrowers" when used in this Note shall include each of the Borrowers, individually and jointly, and the Lender may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of any of the other Borrowers hereunder.

    IN WITNESS WHEREOF, each of the Borrowers have caused this Note to be executed under seal by its duly authorized officers or members as of the date first written above.

WITNESS OR ATTEST:              FLANDERS CORPORATION



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   President and Chief Executive
                                   Officer

WITNESS OR ATTEST:              FLANDERS FILTERS, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer


WITNESS OR ATTEST:              FLANDERS AIRPURE PRODUCTS
                                COMPANY, LLC
                                By:   Flanders Filters, Inc.
                                      Member and Manager


/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

WITNESS OR ATTEST:              FLANDERS INTERNATIONAL PTE, LTD.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Director

WITNESS OR ATTEST:              FLANDERS AIRPURE WEST, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer


WITNESS OR ATTEST:              PRECISIONAIRE, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chairman of the Board


WITNESS OR ATTEST:              CHARCOAL SERVICE CORPORATION



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer


WITNESS OR ATTEST:              AIR SEAL FILTER HOUSINGS, INC.



/s/ Dawn M. Call                By:/s/ Robert R. Amerson    (Seal)
_________________________          ______________________
                                   Robert R. Amerson
                                   Chief Executive Officer

                                Attachment 6

                      ASSIGNMENT AND SECURITY AGREEMENT
                    (Limited Liability Company Interests)

    THIS ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made this 19th day of September, 1996, by FLANDERS FILTERS, INC., a North Carolina corporation (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association (the "Lender").

                                  RECITALS

    A. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and are each individually a "Borrower") has applied to the Lender for credit facilities consisting of a revolving credit facility in the maximum principal amount of $25,000,000 and a term loan in the principal amount of $6,500,000, which are to be made available pursuant to the terms of a Financing and Security Agreement of even date herewith (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") and between the Borrowers and the Lender.

    B. All defined terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

    C. The Assignor has requested that the Lender enter into the Financing Agreement with the Borrowers and make the credit facilities described in the Financing Agreement available to the Borrowers.

    D. The Lender has required, as a condition to entering into the Financing Agreement, that the Assignor execute this Agreement as additional security for the payment and performance of the "Obligations" (as that term is defined in the Financing Agreement).

                                 AGREEMENTS

    NOW, THEREFORE, in consideration of the Lender's entering into the Financing Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor hereby agrees as follows:

SECTION 1.  SECURITY.

        1.1 The Limited Liability Company Collateral. As security for the prompt and full performance of the Obligations, and as security for the prompt and full performance of all obligations of the Assignor under this Agreement and all, if any, other obligations of the Assignor to the Lender, all of the foregoing, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, the Assignor hereby pledges, assigns and grants to the Lender a security interest in the following property of the Assignor (collectively, the "Limited Liability Company Collateral"), whether now existing or hereafter created or arising:

            (a) all interests in FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a North Carolina limited liability company (the "LLC");

            (b) all rights under the LLC's Operating Agreement dated , 199 , (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Operating Agreement");

            (c) all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of or relating to the LLC and/or the Operating Agreement;

            (d) all other or additional (or less) limited liability company interests, other securities or property (including cash) paid or distributed in respect of the LLC by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of limited liability company interests, asset sales, or similar rearrangement or reorganization; and

            (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

        1.2 Rights of the Lender in the Limited Liability Company Collateral. The Assignor agrees that with respect to the

Limited Liability Company Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement. Notwithstanding the fact that the proceeds of the Limited Liability Company Collateral constitute part of the Limited Liability Company Collateral, the Assignor may not dispose of the Limited Liability Company Collateral, or any part thereof.

        1.3 Registration of Pledge. The Assignor agrees, by Notice of Pledge in substantially the form attached to this Agreement as EXHIBIT B, to notify the LLC immediately of the pledge, assignment and security agreement under this Agreement and to request that the LLC issue an Initial Transaction Statement in substantially the form attached to this Agreement as EXHIBIT C. The Assignor hereby authorizes and directs the LLC to register the Assignor's pledge to the Lender of the Limited Liability Company Collateral on the LLC's books and, following written notice to do so by the Lender, to make direct payment to the Lender of any amounts due or to become due to the Assignor with respect to the Limited Liability Company Collateral.

        1.4 Rights of the Assignor in the Limited Liability Company Collateral. Until any Event of Default (as that term is defined in SECTION 4 below) occurs, the Assignor shall be entitled to receive all dividends and other distributions which may be paid on the Limited Liability Company Collateral and which are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Limited Liability Company Collateral which represents, in whole or in part a return of capital or in violation of this Agreement or the other Financing Documents shall be received by the Assignor in trust for the Lender, shall be paid immediately to the Lender and shall be retained by the Lender as part of the Limited Liability Company Collateral.

SECTION 2.  REPRESENTATIONS AND WARRANTIES

    To induce the Lender to advance sums to the Borrowers under the Financing Agreement, the Assignor represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for, and the time of each advance under, the credit facilities described in the Financing Agreement, as follows:

        2.1 Limited Liability Company Interests.

            (a) The limited liability company interests assigned as Limited Liability Company Collateral represent sixty- three percent (63%) of the limited liability company interests of the LLC.

            (b) The Operating Agreement has not been amended, modified, restated, substituted, extended or renewed, except as expressly described in
Section 1.1 of this Agreement.

            (c) The Assignor has furnished the Lender with a true and complete copy of the executed Operating Agreement.

        2.2 Perfection and Priority of Limited Liability Company Collateral.
The Lender has, or upon execution and recording of this Agreement and the Security Documents (as that term is defined in the Financing Agreement) will have, and will continue to have as security for the Obligations and the other obligations secured by this Agreement, a valid and perfected Lien on and security interest in all Limited Liability Company Collateral, free of all other Liens, claims and rights of third parties whatsoever.

SECTION 3.  COVENANTS

    Until payment in full and the performance of all of the Obligations and all of the obligations of the Assignor hereunder or secured hereby, the Assignor covenants and agrees with the Lender as follows:

        3.1 Delivery of Limited Liability Company Collateral. The Assignor shall deliver immediately to the Lender any certificates representing interests in the LLC, and all instruments, items of payment and other Limited Liability Company Collateral received by the Assignor. All Limited Liability Company Collateral at any time received or held by the Assignor shall be received and held by the Assignor in trust for the benefit of the Lender, and shall be kept separate and apart from, and not commingled with, the Assignor's other assets.

        3.2 Defense of Title and Further Assurances. The Assignor will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Limited Liability Company Collateral, and shall defend, at its sole expense, the title to the Limited Liability Company Collateral and any part thereof. Further, the Assignor shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as the Lender may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of the Lender under this Agreement and the priority thereof. The Assignor shall pay to the Lender upon demand all taxes, costs and expenses (including but not limited to reasonable attorney's fees) incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.

        3.3 Compliance with Laws. The Assignor shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Assignor to perform its obligations under this Agreement or any of the Financing Documents to which the Assignor is a party or on the conduct of the Assignor's operations, on the Assignor's financial condition, or on the value of, or the ability of the Lender to realize upon, the Limited Liability Company Collateral.

        3.4 Protection of Limited Liability Company Collateral. The Assignor agrees that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Limited Liability Company Collateral. The Assignor agrees to cooperate fully with the Lender's efforts to preserve the Limited Liability Company Collateral and will take such actions to preserve the Limited Liability Company Collateral as the Lender may in good faith direct. All of the Lender's expenses of preserving the Limited Liability Company Collateral, including, without limitation, reasonable attorneys fees, shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement).

        3.5 Certain Notices. The Assignor will promptly notify the Lender in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which materially and adversely affects the value of the Limited Liability Company Collateral, the ability of the Assignor or the Lender to dispose of the Limited Liability Company Collateral, or the rights and remedies of the Lender in relation thereto.

        3.6 Locations. The Assignor shall give the Lender not less than thirty
(30) days prior written notice of any change to the information set forth on EXHIBIT A.

        3.7 Disposition of Limited Liability Company Collateral. The Assignor will not sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Limited Liability Company Collateral or any part thereof.

        3.8 Distributions. The Assignor shall receive no dividend or distribution or other benefit with respect to the LLC, and shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Financing Agreement or any of the other Financing Documents or which would materially impair the position or interest of the Lender in the Limited Liability Company Collateral or dilute the percentage of the limited liability company interests of the LLC pledged to the Lender hereunder, except as expressly permitted by the Financing Agreement.

        3.9 Liens. The Assignor will not create, incur, assume or suffer to exist any Lien upon any of the Limited Liability Company Collateral, other than Liens in favor of the Lender.

        3.10 Survival. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the making of any advance under the Financing Agreement and the incurring of any other Obligations and the other obligations secured by this Agreement.

SECTION 4.  DEFAULT AND RIGHTS AND REMEDIES

        4.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

            4.1.1 Default under Financing Agreement. An Event of Default (as that term is defined in the Financing Agreement) shall occur under the Financing Agreement.

            4.1.2 Default under this Agreement. If the Assignor shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement.

            4.1.3 Breach of Representations and Warranties. Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Assignor), financial statement or other document furnished by the Assignor or its agents or representatives in connection with this Agreement, any of the other Financing Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

            4.1.4 Failure to Comply with Covenants. The failure of the Assignor to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.

        4.2 Remedies. Upon the occurrence of any Default or Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

            4.2.1 Uniform Commercial Code. The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Assignor shall assemble the Limited Liability Company Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Assignor's premises to take possession of the Limited Liability Company Collateral, to remove it, or otherwise to prepare it for sale, or to sell or otherwise dispose of it.

            4.2.2 Sale or Other Disposition of Limited Liability Company Collateral. Subject to the provisions of the Operating Agreement and applicable Laws which restrict the transferability of the LLC's membership interests, the Lender may sell or redeem the Limited Liability Company Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Lender shall, in its sole discretion, determine, and the Lender may be the purchaser of any or all of the Limited Liability Company Collateral so sold. Further:

    Any written notice of the sale, disposition or other intended action by the Lender with respect to the Limited Liability Company Collateral which is sent by regular mail, postage prepaid, to the Assignor at the address set forth in
Section 5.1 of this Agreement, or such other address of the Assignor which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Assignor. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

    If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Limited Liability Company Collateral, the Assignor agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

    The Assignor recognizes that the Lender may be unable to effect a public sale of all or a part of the Limited Liability Company Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Limited Liability Company Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Assignor covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.

            4.2.3 Specific Rights With Regard to Limited Liability Company Collateral. In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obliga- tion to), without notice to the Assignor, and the Assignor hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Assignor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Assignor and without notice to the Assignor:

                (a) compromise, extend or renew any of the Limited Liability Company Collateral or deal with the same as it may deem advisable;

                (b) make exchanges, substitutions or surrenders of all or any part of the Limited Liability Company Collateral;

                (c) copy, transcribe, or remove from any place of business of the Assignor all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Limited Liability Company Collateral or without cost or expense to the Lender, make such use of the Assignor's places of business as may be reasonably necessary to administer, control and collect the Limited Liability Company Collateral;

                (d) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Limited Liability Company Collateral;

                (e) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Limited Liability Company Collateral;

                (f) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Limited Liability Company Collateral or any legal proceedings brought in respect thereof;

                (g) endorse or sign the name of the Assignor upon any items of payment, certificates of title, instruments, securities, powers, documents, documents of title, or other writing relating to or part of the Limited Liability Company Collateral and on any Proof of Claim in Bankruptcy against an account debtor; and

                (h) take any other action necessary or beneficial to realize upon or dispose of the Limited Liability Company Collateral.

            4.2.4 Application of Proceeds. Any proceeds of sale or other disposition of the Limited Liability Company Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations and the other obligations secured by this Agreement in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Limited Liability Company Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, the Assignor shall remain liable to the Lender for any deficiency.

            4.2.5 Performance by Lender. If the Assignor shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Assignor and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Assignor, and may enter upon the premises of the Assignor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Assignor hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Assignor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Assignor and without notice to the Assignor. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate (as that term is defined in the Financing Agreement) and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Assignor to the Lender on demand, and shall constitute and become a part of the Obligations.

            4.2.6 Other Remedies. The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws.

        4.3 Costs and Expenses. The Assignor shall pay on demand all costs and expenses (including reasonable attorney's fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of the Lender incident to any collection, servicing, sale, disposition or other action taken by the Lender with respect to the Limited Liability Company Collateral or any portion thereof.

        4.4 Remedies, etc. Cumulative. Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

        4.5 No Waiver, etc. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents or under any related document, instrument or agreement, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any other of the Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

SECTION 5.  MISCELLANEOUS

        5.1 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when given in accordance with the provisions of Section 8.1 of the Financing Agreement.

        5.2 Amendments; Waivers. This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Assignor. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Assignor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Assignor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

        5.3 Cumulative Remedies. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

            (a) proceed against the Assignor with or without proceeding against any of the Borrowers or any other Person who may be liable for all or any part of the Obligations;

            (b) proceed against the Assignor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

            (c) without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

            (d) without reducing or impairing the obligations of the Assignor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Limited Liability Company Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

        5.4 Severability. In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

            (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

            (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

            (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Assignor to the Lender shall become immediately due and payable; and

            (d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

        5.5 Assignments by Lender. Subject to the provisions of the Financing Agreement, the Lender may, without notice to, or consent of, the Assignor, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

        5.6 Successors and Assigns. This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Assignor and the Lender and their respective successors and assigns, except that the Assignor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

        5.7 Applicable Law; Jurisdiction.

            5.7.1 This Agreement, shall be governed by the Laws of the State (as that term is defined in the Financing Agreement), as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State.

            5.7.2 The Assignor irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Assignor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Assignor and may be enforced in any court in which the Assignor is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Assignor in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

            5.7.3 The Assignor hereby irrevocably desig- nates and appoints The CT Corporation, 32 South Street, Baltimore, Maryland 21202, as the Assignor's authorized agent to receive on the Assignor's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Assignor shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

            5.7.4 The Assignor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Assignor at the Assignor's address designated in or pursuant to SECTION 5.1 hereof, and (ii) serving a copy thereof upon the agent, if any, designated and appointed by the Assignor as the Assignor's agent for service of process by or pursuant to this Section. The Assignor irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon the Assignor in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Assignor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Assignor in the courts of any jurisdiction or jurisdictions.

        5.8 Headings. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

        5.9 Entire Agreement. This Agreement is intended by the Lender and the Assignor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Assignor shall hereafter have any rights under any prior agreements but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

        5.10 Waiver of Trial by Jury. THE ASSIGNOR AND THE LENDER HEREBY
JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE ASSIGNOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE Limited Liability Company COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

    This waiver is knowingly, willingly and voluntarily made by the Assignor and the Lender, and the Assignor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Assignor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

        5.11 Liability of the Lender. The Assignor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Limited Liability Company Collateral or other security for the Obligations. By inspecting the Limited Liability Company Collateral or any other properties of the Assignor or by accepting or approving anything required to be observed, performed or fulfilled by the Assignor or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

        5.12 Liability of Lender. Except for gross negligence or willful misconduct, the Lender shall be under no liability for, and the Assignor hereby releases the Lender from, all claims for loss or damage caused by (a) the Lender's failure to perform or collect any of the Limited Liability Company Collateral, or (b) the Lender's failure to preserve or protect any rights of the Assignor under the Limited Liability Company Collateral.

    IN WITNESS WHEREOF, the Assignor has caused this Agreement to be executed, sealed and delivered by its duly authorized officer, as of the day and year first written above.

WITNESS:                            FLANDERS FILTERS, INC.



/s/ Dawn M. Call                    By: /s/ Robert R. Amerson (SEAL)
-----------------                       ---------------------
                                        Robert R. Amerson
                                        Chief Executive Officer

               EXHIBIT A TO ASSIGNMENT AND SECURITY AGREEMENT

    The Assignor further represents and warrants to the Lender as follows:

1. The exact legal name of Assignor is as stated in the initial paragraph to this Agreement.


2.  (a)  The Assignor's address is:

    Street Address: 531 Flanders Filters Road
    City or Town: Washington
    County: Beaufort
    State: North Carolina

    (b) it is at that address that persons dealing with the Assignor would normally look for credit information.

3. The mailing address of the Assignor to be inserted on financing statements covering the Limited Liability Company Collateral is:

        Same as above

               EXHIBIT B TO ASSIGNMENT AND SECURITY AGREEMENT

                              NOTICE OF PLEDGE

             (Pledge by FLANDERS FILTERS, INC. (the "Assignor")

TO: FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a North Carolina limited liability company (the "LLC")

    Notice is hereby given that, pursuant to an Assignment and Security Agreement (an unexecuted copy of which is attached hereto), of even date herewith (the "Assignment Agreement"), from FLANDERS FILTERS, INC. (the "Assignor") to NATIONSBANK, N.A.(the "Lender"), the Assignor has pledged and assigned to the Lender, and granted to the Lender continuing first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising our acquired, in, to, and under the following (the "Limited Liability Company Collateral"):

                (a) all limited liability company interests in the LLC;

                (b) all rights under the LLC's Limited Liability Company Agreement dated , 199 , (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Operating Agreement");

                (c) all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of or relating to the LLC and/or the Operating Agreement;

                (d) all other or additional (or less) limited liability company interests, other securities or property (including cash) paid or distributed in respect of the LLC by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of limited liability company interests, asset sales, or similar rearrangement or reorganization; and

                (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing. Pursuant to the Assignment Agreement, the LLC is hereby authorized and directed to:

            (i) register on the LLC's books the Assignor's pledge to the Lender of the Assignor's interests in the LLC; and

            (ii) make direct payment to the Lender of any amounts due or to become due to the Assignor under the Operating Agreement, if so notified by the Lender.

    The Assignor hereby requests the LLC to indicate the LLC's acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated below and returning the same to the Lender along with an Initial Transaction Statement in the form also attached hereto.

Dated as of September 19, 1996.


                                  Assignor

                                    FLANDERS FILTERS, INC.


                                    By: /s/ Robert R. Amerson
                                        _____________________________
                                        Robert R. Amerson
                                        Chief Executive Officer


                                    THE LLC

                                    FLANDERS AIRPURE PRODUCTS COMPANY, LLC
                                    By: Flanders Filters, Inc.
                                        Member and Manager

                                    By: /s/ Robert R. Amerson  (SEAL)
                                        _____________________________
                                        Robert R. Amerson
                                        Chief Executive Officer

               EXHIBIT C TO ASSIGNMENT AND SECURITY AGREEMENT

                        INITIAL TRANSACTION STATEMENT
        (Pursuant to '8-408 of the  Maryland Uniform Commercial Code)

             (Pledge by FLANDERS FILTERS, INC. (the "Assignor"))

TO:     NationsBank, N.A. (the "Lender")
        100 South Charles Street
        Baltimore, Maryland 21201
        Attention: Alison K. Arbuthnot

RE:     Limited Liability Company Interests in Flanders Airpure
        Products Company, a North Carolina limited liability company
        (the "LLC")

    1. Registration of Pledge. This is to confirm registration by the LLC of the pledge to the Lender of the entire right, title and interest in and to the LLC (the "Interest") owned of record by FLANDERS FILTERS, INC., as member of the LLC (being a sixty-three percent (63%) membership interests of the LLC).

    Such pledge was registered on September ___, 1996.

    The address of the registered owner of the Interest is:

        531 Flanders Filters Road
        Washington, North Carolina 27889

    2. Liens, Adverse Claims and Restrictions. The Interest is not subject to any liens or restrictions of the LLC or adverse claims (as to which the LLC has a duty under '8-403 (4) of the Maryland Uniform Commercial Code).

        (a) The Interest is subject to all of the terms of the limited liability company agreement of the LLC and of applicable laws.

        (b) The Interest may not be transferred without compliance with the provisions of the limited liability company agreement of the LLC and compliance with applicable federal and state securities laws.

        (c) At the time of registration of the pledge described above, the Interest was not subject to any liens or restrictions of the LLC (except as set forth above or in the limited liability company agreement), or any adverse claims as to which the LLC has a duty pursuant to Maryland Uniform Commercial Code '8-403 (4).

    This Statement is a record of the rights of the Lender as of the time of its issuance, and is neither a negotiable instrument nor a security.

Dated as of September 19, 1996.

                                    FLANDERS AIRPURE PRODUCTS COMPANY, LLC.

                                    By: Flanders Filters, Inc.
                                        Member and Manager


                                    By: /s/ Robert R. Amerson
                                        _____________________________
                                        Robert R. Amerson
                                        Chief Executive Officer

                                Attachment 7

                  PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

    THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made this 19th day of September, 1996, by FLANDERS CORPORATION, a corporation organized under the laws of the State of North Carolina (the "Pledgor") for the benefit of NATIONSBANK, N.A., a national banking association (the "Lender").

                                  RECITALS

    A. The Pledgor, FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (the Pledgor, Flanders Filters, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender have entered into a Financing and Security Agreement dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement").

    B. It is a condition precedent, among others, to the Lender's agreement to enter into the Financing Agreement and to make loans and other financial accommodations thereunder that the Pledgor enter into this Agreement in order to secure the full and prompt performance of the Borrowers of all of the "Obligations" defined in the Financing Agreement and under all of the other Financing Documents (as that term is defined in the Financing Agreement).

    C. All defined terms used in this Agreement and not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

                                 AGREEMENTS

    NOW, THEREFORE, in consideration of the Lender's entering into the Financing Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

SECTION 1.  SECURITY.

        1.1 The Stock Collateral. As security for the prompt and full performance of the Obligations, and as security for the prompt and full performance of all obligations of the Pledgor under this Agreement and all, if any, other obligations of the Pledgor to the Lender, all of the foregoing, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, the Pledgor hereby pledges, assigns and grants to the Lender a security interest in the following property of the Pledgor (collectively, the "Stock Collateral"), whether now existing or hereafter created or arising:

            (a) all shares of the common stock (the "Stock") of each of Flanders Filters, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal (each a "Corporation" and collectively referred to herein as the "Corporations");

            (b) all stock rights, rights to subscribe, rights to distributions, dividends (including, but not limited to, distributions in kind, cash dividends, stock dividends, dividends paid in stock and liquidating dividends) and any other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of or relating to any of the Corporations;

            (c) all other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

            (d) all other or additional stock or other securities or property (including cash) which may be paid or distributed in respect of the Stock by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

            (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

        1.2 Rights of the Lender in the Stock Collateral. The Pledgor agrees that with respect to the Stock Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement. Notwithstanding the fact that the proceeds of the

Stock Collateral constitute part of the Stock Collateral, the Pledgor may not dispose of the Stock Collateral, or any part thereof.

        1.3 Rights of the Pledgor in the Stock Collateral. Until an Event of Default (as that term is defined in SECTION 4 below) occurs, the Pledgor shall be entitled to receive all dividends and other distributions which may be paid on the Stock Collateral and which are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Stock Collateral which represents, in whole or in part a return of capital or a violation of this Agreement or the other Financing Documents shall be received by the Pledgor in trust for the Lender, shall be paid immediately to the Lender and shall be retained by the Lender as part of the Stock Collateral.

SECTION 2.  REPRESENTATIONS AND WARRANTIES

    To induce the Lender to advance sums to the Borrowers under the Financing Agreement, the representations and warranties described in the Financing Agreement are incorporated herein by reference and the Pledgor hereby represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for, and the time of each advance under, the credit facilities described in the Financing Agreement, as follows:

        2.1 Stock Interests. The Stock represents one hundred percent (100%) of the equity interests of each of the Corporations.

        2.2 Perfection and Priority of Stock Collateral. The Lender has, or upon execution and recording of this Agreement and the Security Documents (as that term is defined in the Financing Agreement) and delivery of the Stock Collateral to the Lender, will have, and will continue to have as security for the Obliga- tions and the other obligations secured by this Agreement, a valid and perfected Lien on and security interest in all Stock Collateral, free of all other Liens, claims and rights of third parties whatsoever.

SECTION 3.  COVENANTS

    Until payment in full and the performance of all of the Obligations and all of the obligations of the Pledgor hereunder or secured hereby, the Pledgor covenants and agrees with the Lender as follows:

        3.1 Delivery of Stock Collateral. The Pledgor shall deliver immediately to the Lender (a) all of the certificates representing any of the shares of the Stock, (b) immediately upon its receipt of any additional (or fewer) shares of stock in any of the Corporations, the certificates representing such additional (or fewer) shares of stock, (c) all instruments, items of payment and other Stock Collateral received by the Pledgor, and (d) executed irrevocable, blank stock powers for all of the assigned shares of stock in form and substance satisfactory to the Lender and its counsel. All Stock Collateral at any time received or held by the Pledgor shall be received and held by the Pledgor in trust for the benefit of the Lender, and shall be kept separate and apart from, and not commingled with, the Pledgor's other assets.

        3.2 Defense of Title and Further Assurances. The Pledgor will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Stock Collateral, and shall defend, at its sole expense, the title to the Stock Collateral and any part thereof. Further, the Pledgor shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as the Lender may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of the Lender under this Agreement and the priority thereof. The Pledgor shall pay to the Lender upon demand all taxes, costs and expenses (including but not limited to reasonable attorney's fees) incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.

        3.3 Compliance with Laws. The Pledgor shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Pledgor to perform its obligations under this Agreement or any of the Financing Documents to which the Pledgor is a party, on the Pledgor's financial condition, or on the value of, or the ability of the Lender to realize upon, the Stock Collateral.

        3.4 Protection of Stock Collateral. The Pledgor agrees that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Stock Collateral. The Pledgor agrees to cooperate fully with the Lender's efforts to preserve the Stock Collateral and will take such actions to preserve the Stock Collateral as the Lender may in good faith direct. All of the Lender's expenses of preserving the Stock Collateral, including, without limitation, reasonable attorneys fees, shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement).

        3.5 Certain Notices. The Pledgor will promptly notify the Lender in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which materially and adversely affects the value of the Stock Collateral, the ability of the Pledgor or the Lender to dispose of the Stock Collateral, or the rights and remedies of the Lender in relation thereto.

        3.6 Locations. The Pledgor shall give the Lender not less than thirty
(30) days' prior written notice of any change to the information set forth on EXHIBIT A.

        3.7 Disposition of Stock Collateral. The Pledgor will not sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Stock Collateral or any part thereof.

        3.8 Distributions. The Pledgor shall receive no dividend or distribution or other benefit with respect to any of the Corporations, and shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Financing Agreement or any of the other Financing Documents or which would materially impair the position or interest of the Lender in the Stock Collateral or dilute the percentage of the ownership interests of any of the Corporations pledged to the Lender hereunder, except as expressly permitted by the Financing Agreement.

        3.9 Liens. The Pledgor will not create, incur, assume or suffer to exist any Lien upon any of the Stock Collateral, other than Liens in favor of the Lender.

        3.10 Survival. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the making of any advance under the Financing Agreement and the incurring of any other Obligations and the other obligations secured by this Agreement.

SECTION 4.  DEFAULT AND RIGHTS AND REMEDIES

    SECTION 4.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

        4.1.1 Default under Financing Agreement. An Event of Default (as that term is defined in the Financing Agreement) shall occur under the Financing Agreement.

        4.1.2 Default under this Agreement. If the Pledgor shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement.

        4.1.3 Breach of Representations and Warranties. Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Pledgor), financial statement or other document furnished by the Pledgor or its agents or representatives in connection with this Agreement, any of the other Financing Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

        4.1.4 Failure to Comply with Covenants. The failure of the Pledgor to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.

    SECTION 4.2 Remedies. Upon the occurrence of any Default or Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

        4.2.1 Uniform Commercial Code. The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Pledgor shall assemble the Stock Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Pledgor's premises to take possession of the Stock Collateral, to remove it, or otherwise to prepare it for sale, or to sell or otherwise dispose of it.

        4.2.2 Sale or Other Disposition of Stock Collateral. The Lender may sell or redeem the Stock Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Lender shall, in its sole discretion, determine, and the Lender may be the purchaser of any or all of the Stock Collateral so sold. Further, any written notice of the sale, disposition or other intended action by the Lender with respect to the Stock Collateral which is sent by regular mail, postage prepaid, to the Pledgor at the address set forth in Section 5.1 of this Agreement, or such other address of the Pledgor which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Pledgor. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

    If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Stock Collateral, the Pledgor agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

    The Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Stock Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Stock Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Pledgor covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.

        4.2.3 Specific Rights With Regard to Stock Collateral. In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Pledgor, and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the
Pledgor:

            (a) compromise, extend or renew any of the Stock Collateral or deal with the same as it may deem advisable;

            (b) make exchanges, substitutions or surrenders of all or any part of the Stock Collateral;

            (c) copy, transcribe, or remove from any place of business of the Pledgor all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Stock Collateral or without cost or expense to the Lender, make such use of the Pledgor's places of business as may be reasonably necessary to administer, control and collect the Stock Collateral;

            (d) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Stock Collateral;

            (e) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Stock Collateral;

            (f) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Stock Collateral or any legal proceedings brought in respect thereof;

            (g) endorse or sign the name of the Pledgor upon any items of payment, certificates of title, instruments, securities, powers, documents, documents of title, or other writing relating to or part of the Stock Collateral and on any

    Proof of Claim in Bankruptcy against an account debtor; and

            (h) take any other action necessary or beneficial to realize upon or dispose of the Stock Collateral.

        4.2.4 Application of Proceeds. Any proceeds of sale or other disposition of the Stock Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations and the other obligations secured by this Agreement in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Stock Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, the Pledgor shall remain liable to the Lender for any deficiency.

        4.2.5 Performance by Lender. If the Pledgor shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Pledgor and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Pledgor, and may enter upon the premises of the Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Pledgor to the Lender on demand, and shall constitute and become a part of the Obligations.

        4.2.6 Other Remedies. The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws.

    4.3 Costs and Expenses. The Pledgor shall pay on demand all costs and expenses (including reasonable attorney's fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of the Lender incident to any collection, servicing, sale, disposition or other action taken by the Lender with respect to the Stock Collateral or any portion thereof.

    4.4 Remedies, etc. Cumulative. Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

    4.5 No Waiver, etc. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents or under any related document, instrument or agreement, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any other of the Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

SECTION 5.  MISCELLANEOUS

    SECTION 5.1 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when given in accordance with the provisions of Section 8.1 of the Financing Agreement.

    SECTION 5.2 Amendments; Waivers. This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Pledgor. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Pledgor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

    SECTION 5.3 Cumulative Remedies. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

            (a) proceed against the Pledgor with or without proceeding against any of the Borrowers or any other Person who may be liable for all or any part of the Obligations;

            (b) proceed against the Pledgor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

            (c) without notice, release or compromise with any Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

            (d) without reducing or impairing the obligations of the Pledgor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Stock Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

    SECTION 5.4 Severability. In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

            (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

            (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

            (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Pledgor to the Lender shall become immediately due and payable; and

            (d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

    SECTION 5.5 Assignments by Lender. Subject to the provisions of the Financing Agreement, the Lender may, without notice to, or consent of, the Pledgor, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

    SECTION 5.6 Successors and Assigns. This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Pledgor and the Lender and their respective successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

    SECTION 5.7     Applicable Law; Jurisdiction.

        5.7.1 This Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had been executed, delivered, administered and performed solely within the State.

        5.7.2 The Pledgor irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Pledgor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Pledgor and may be enforced in any court in which the Pledgor is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Pledgor in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

        5.7.3 The Pledgor hereby irrevocably designates and appoints The CT Corporation, 32 South Street, Baltimore, Maryland 21202, as the Pledgor's authorized agent to receive on the Pledgor's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Pledgor shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

        5.7.4 The Pledgor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Pledgor at the Pledgor's address designated in or pursuant to Section 5.1 hereof, and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Pledgor as the Pledgor's agent for service of process by or pursuant to this Section. The Pledgor irrevocably agrees that such service (a) shall be deemed in every respect effective service of process upon the Pledgor in any such suit, action or proceeding, and (b) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Pledgor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Pledgor in the courts of any jurisdiction or jurisdictions.

    5.8 Headings. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    5.9 Entire Agreement. This Agreement is intended by the Lender and the Pledgor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Pledgor shall hereafter have any rights under any prior agreements but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

    SECTION 5.10 Waiver of Trial by Jury. THE PLEDGOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY

ACTION OR PROCEEDING TO WHICH THE PLEDGOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE STOCK COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

    This waiver is knowingly, willingly and voluntarily made by the Pledgor and the Lender, and the Pledgor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Pledgor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

    SECTION 5.11 Liability of the Lender. The Pledgor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investiga- tions or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Stock Collateral or other security for the Obligations. By inspecting the Stock Collateral or any other properties of the Pledgor or by accepting or approving anything required to be observed, performed or fulfilled by the Pledgor or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

    5.12 Liability of Lender. Except for gross negligence or willful misconduct, the Lender shall be under no liability for, and the Pledgor hereby releases the Lender from, all claims for loss or damage caused by (a) the Lender's failure to perform or collect any of the Stock Collateral, or
(b) the Lender's failure to preserve or protect any rights of the Pledgor under the Stock Collateral.

    IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed, sealed and delivered, as of the day and year first written above.

WITNESS:                        FLANDERS CORPORATION


/s/ Dawn M. Call                By: /s/ Robert R. Amerson (SEAL)
----------------                    ---------------------
                                    Robert R. Amerson
                                    President and Chief Executive
                                    Officer

               EXHIBIT A TO ASSIGNMENT AND SECURITY AGREEMENT

    The Pledgor further represents and warrants to the Lender as follows:

1. The exact legal name of Pledgor is as stated in the initial paragraph to this Agreement.


2.  The Pledgor's Federal Tax Identification Number is: 13-3368271


3.  (a) The Pledgor's chief executive office is:

    Street Address:         531 Flanders Filters Road
    City or Town:           Washington
    County:                 Beaufort
    State:                  North Carolina

    (b) it is at that address that persons dealing with the Pledgor would normally look for credit information.

4. The mailing address of the Pledgor to be inserted on financing statements covering the Stock Collateral is:

        531 Flanders Filters Road
        Washington, North Carolina 27889

                           IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell(s), assign(s) and transfer(s) to

Name:
Address:




Social Security or other
Identifying Number:    ____________________________


________________ shares  of  the  ______________  stock  of
_____________________________________________________

represented by Certificate(s) No(s)
___________________________________________________________________inclusive,

standing in the name of ____________________________________________________
on the books of said company.


The undersigned does (do) hereby irrevocably constitute(s) and appoint(s)

__________________________________________________________________ attorney to transfer the said stock on the books of said company with full power of substitution in the premises.




Dated: __________________________      _______________________________________

                                Attachment 8

                  PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

    THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement") is made this 19th day of September, 1996, by FLANDERS FILTERS, INC., a corporation organized under the laws of the State of North Carolina (the "Pledgor") for the benefit of NATIONSBANK, N.A., a national banking association (the "Lender").

RECITALS

    A. The Pledgor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (the Pledgor, Flanders Filters, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender have entered into a Financing and Security Agreement dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement").

    B. It is a condition precedent, among others, to the Lender's agreement to enter into the Financing Agreement and to make loans and other financial accommodations thereunder that the Pledgor enter into this Agreement in order to secure the full and prompt performance of the Borrowers of all of the "Obligations" defined in the Financing Agreement and under all of the other Financing Documents (as that term is defined in the Financing Agreement).

    C. All defined terms used in this Agreement and not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

                                 AGREEMENTS

    NOW, THEREFORE, in consideration of the Lender's entering into the Financing Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

SECTION 1.  SECURITY.

        1.1 The Stock Collateral. As security for the prompt and full performance of the Obligations, and as security for the prompt and full performance of all obligations of the Pledgor under this Agreement and all, if any, other obligations of the Pledgor to the Lender, all of the foregoing, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, the Pledgor hereby pledges, assigns and grants to the Lender a security interest in the following property of the Pledgor (collectively, the "Stock Collateral"), whether now existing or hereafter created or arising:

            (a) all shares of the common stock (the "Stock") of Flanders AirPure West (the "Corporation");

            (b) all stock rights, rights to subscribe, rights to distributions, dividends (including, but not limited to, distributions in kind, cash dividends, stock dividends, dividends paid in stock and liquidating dividends) and any other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of or relating to any of the Corporations;

            (c) all other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

            (d) all other or additional stock or other securities or property (including cash) which may be paid or distributed in respect of the Stock by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

            (e) all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

        1.2 Rights of the Lender in the Stock Collateral. The Pledgor agrees that with respect to the Stock Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement. Notwithstanding the fact that the proceeds of the Stock Collateral constitute part of the Stock Collateral, the Pledgor may not dispose of the Stock Collateral, or any part thereof.

        1.3 Rights of the Pledgor in the Stock Collateral. Until an Event of Default (as that term is defined in SECTION 4 below) occurs, the Pledgor shall be entitled to receive all dividends and other distributions which may be paid on the Stock Collateral and which are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Stock Collateral which represents, in whole or in part a return of capital or a violation of this Agreement or the other Financing Documents shall be received by the Pledgor in trust for the Lender, shall be paid immediately to the Lender and shall be retained by the Lender as part of the Stock Collateral.

SECTION 2.  REPRESENTATIONS AND WARRANTIES

    To induce the Lender to advance sums to the Borrowers under the Financing Agreement, the representations and warranties described in the Financing Agreement are incorporated herein by reference and the Pledgor hereby represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for, and the time of each advance under, the credit facilities described in the Financing Agreement, as follows:

        2.1 Stock Interests. The Stock represents one hundred percent (100%) of the equity interests of each of the Corporations.

        2.2 Perfection and Priority of Stock Collateral. The Lender has, or upon execution and recording of this Agreement and the Security Documents (as that term is defined in the Financing Agreement) and delivery of the Stock Collateral to the Lender, will have, and will continue to have as security for the Obliga- tions and the other obligations secured by this Agreement, a valid and perfected Lien on and security interest in all Stock Collateral, free of all other Liens, claims and rights of third parties whatsoever.

SECTION 3.  COVENANTS

    Until payment in full and the performance of all of the Obligations and all of the obligations of the Pledgor hereunder or secured hereby, the Pledgor covenants and agrees with the Lender as follows:

        3.1 Delivery of Stock Collateral. The Pledgor shall deliver immediately to the Lender (a) all of the certificates representing any of the shares of the Stock, (b) immediately upon its receipt of any additional (or fewer) shares of stock in any of the Corporations, the certificates representing such additional (or fewer) shares of stock, (c) all instruments, items of payment and other Stock Collateral received by the Pledgor, and (d) executed irrevocable, blank stock powers for all of the assigned shares of stock in form and substance satisfactory to the Lender and its counsel. All Stock Collateral at any time received or held by the Pledgor shall be received and held by the Pledgor in trust for the benefit of the Lender, and shall be kept separate and apart from, and not commingled with, the Pledgor's other assets.

        3.2 Defense of Title and Further Assurances. The Pledgor will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Stock Collateral, and shall defend, at its sole expense, the title to the Stock Collateral and any part thereof. Further, the Pledgor shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as the Lender may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of the Lender under this Agreement and the priority thereof. The Pledgor shall pay to the Lender upon demand all taxes, costs and expenses (including but not limited to reasonable attorney's fees) incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.

        3.3 Compliance with Laws. The Pledgor shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Pledgor to perform its obligations under this Agreement or any of the Financing Documents to which the Pledgor is a party, on the Pledgor's financial condition, or on the value of, or the ability of the Lender to realize upon, the Stock Collateral.

        3.4 Protection of Stock Collateral. The Pledgor agrees that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender's interest in, and to preserve the Stock Collateral. The Pledgor agrees to cooperate fully with the Lender's efforts to preserve the Stock Collateral and will take such actions to preserve the Stock Collateral as the Lender may in good faith direct. All of the Lender's expenses of preserving the Stock Collateral, including, without limitation, reasonable attorneys fees, shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement).

        3.5 Certain Notices. The Pledgor will promptly notify the Lender in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which materially and adversely affects the value of the Stock Collateral, the ability of the Pledgor or the Lender to dispose of the Stock Collateral, or the rights and remedies of the Lender in relation thereto.

        3.6 Locations. The Pledgor shall give the Lender not less than thirty
(30) days' prior written notice of any change to the information set forth on EXHIBIT A.

        3.7 Disposition of Stock Collateral. The Pledgor will not sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Stock Collateral or any part thereof.

        3.8 Distributions. The Pledgor shall receive no dividend or distribution or other benefit with respect to any of the Corporations, and shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Financing Agreement or any of the other Financing Documents or which would materially impair the position or interest of the Lender in the Stock Collateral or dilute the percentage of the ownership interests of any of the Corporations pledged to the Lender hereunder, except as expressly permitted by the Financing Agreement.

        3.9 Liens. The Pledgor will not create, incur, assume or suffer to exist any Lien upon any of the Stock Collateral, other than Liens in favor of the Lender.

        3.10 Survival. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the making of any advance under the Financing Agreement and the incurring of any other Obligations and the other obligations secured by this Agreement.

SECTION 4.  DEFAULT AND RIGHTS AND REMEDIES

        SECTION 4.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:

            4.1.1 Default under Financing Agreement. An Event of Default (as that term is defined in the Financing Agreement) shall occur under the Financing Agreement.

            4.1.2 Default under this Agreement. If the Pledgor shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement.

            4.1.3 Breach of Representations and Warranties. Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Pledgor), financial statement or other document furnished by the Pledgor or its agents or representatives in connection with this Agreement, any of the other Financing Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

            4.1.4 Failure to Comply with Covenants. The failure of the Pledgor to perform, observe or comply with any covenant, condition or agreement contained in this Agreement.

        SECTION 4.2 Remedies. Upon the occurrence of any Default or Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

            4.2.1 Uniform Commercial Code. The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Pledgor shall assemble the Stock Collateral and make it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Pledgor's premises to take possession of the Stock Collateral, to remove it, or otherwise to prepare it for sale, or to sell or otherwise dispose of it.

            4.2.2 Sale or Other Disposition of Stock Collateral. The Lender may sell or redeem the Stock Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Lender shall, in its sole discretion, determine, and the Lender may be the purchaser of any or all of the Stock Collateral so sold. Further, any written notice of the sale, disposition or other intended action by the Lender with respect to the Stock Collateral which is sent by regular mail, postage prepaid, to the Pledgor at the address set forth in Section 5.1 of this Agreement, or such other address of the Pledgor which may from time to time be shown on the Lender's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Pledgor. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

    If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Stock Collateral, the Pledgor agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

    The Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Stock Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the

Stock Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Pledgor covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.

            4.2.3 Specific Rights With Regard to Stock Collateral. In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Pledgor, and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor:

                (a) compromise, extend or renew any of the Stock Collateral or deal with the same as it may deem advisable;

                (b) make exchanges, substitutions or surrenders of all or any part of the Stock Collateral;

                (c) copy, transcribe, or remove from any place of business of the Pledgor all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Stock Collateral or without cost or expense to the Lender, make such use of the Pledgor's places of business as may be reasonably necessary to administer, control and collect the Stock Collateral;

                (d) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Stock Collateral;

                (e) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Stock Collateral;

                (f) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Stock Collateral or any legal proceedings brought in respect thereof;

                (g) endorse or sign the name of the Pledgor upon any items of payment, certificates of title, instruments, securities, powers, documents, documents of title, or other writing relating to or part of the Stock Collateral and on any Proof of Claim in Bankruptcy against an account debtor; and

                (h) take any other action necessary or beneficial to realize upon or dispose of the Stock Collateral.

            4.2.4 Application of Proceeds. Any proceeds of sale or other disposition of the Stock Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations and the other obligations secured by this Agreement in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Stock Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, the Pledgor shall remain liable to the Lender for any deficiency.

            4.2.5 Performance by Lender. If the Pledgor shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Pledgor and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Pledgor, and may enter upon the premises of the Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Pledgor to the Lender on demand, and shall constitute and become a part of the Obligations.

            4.2.6 Other Remedies. The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws.

        4.3 Costs and Expenses. The Pledgor shall pay on demand all costs and expenses (including reasonable attorney's fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of the Lender incident to any collection, servicing, sale, disposition or other action taken by the Lender with respect to the Stock Collateral or any portion thereof.

        4.4 Remedies, etc. Cumulative. Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

        4.5 No Waiver, etc. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents or under any related document, instrument or agreement, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any other of the Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

SECTION 5.  MISCELLANEOUS

    SECTION 5.1 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when given in accordance with the provisions of Section 8.1 of the Financing Agreement.

    SECTION 5.2 Amendments; Waivers. This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Pledgor. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Pledgor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

    SECTION 5.3 Cumulative Remedies. The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

            (a) proceed against the Pledgor with or without proceeding against any of the Borrowers or any other Person who may be liable for all or any part of the Obligations;

            (b) proceed against the Pledgor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

            (c) without notice, release or compromise with any Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

            (d) without reducing or impairing the obligations of the Pledgor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Stock Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

    SECTION 5.4 Severability. In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

            (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

            (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

            (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Pledgor to the Lender shall become immediately due and payable; and

            (d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

    SECTION 5.5 Assignments by Lender. Subject to the provisions of the Financing Agreement, the Lender may, without notice to, or consent of, the Pledgor, sell, assign or transfer to or participate with any Person or Persons all or any part of the Obligations, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred. In connection with the foregoing, the Lender shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise.

    SECTION 5.6 Successors and Assigns. This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Pledgor and the Lender and their respective successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

    SECTION 5.7     Applicable Law; Jurisdiction.

            5.7.1 This Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had been executed, delivered, administered and performed solely within the State.

            5.7.2 The Pledgor irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Pledgor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Pledgor and may be enforced in any court in which the Pledgor is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Pledgor in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

            5.7.3 The Pledgor hereby irrevocably designates and appoints The
CT Corporation, 32 South Street, Baltimore, Maryland 21202, as the Pledgor's authorized agent to receive on the Pledgor's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Pledgor shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

            5.7.4 The Pledgor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Pledgor at the Pledgor's address designated in or pursuant to Section 5.1 hereof, and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Pledgor as the Pledgor's agent for service of process by or pursuant to this Section. The Pledgor irrevocably agrees that such service (a) shall be deemed in every respect effective service of process upon the Pledgor in any such suit, action or proceeding, and (b) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Pledgor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Pledgor in the courts of any jurisdiction or jurisdictions.

        5.8 Headings. The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

        5.9 Entire Agreement. This Agreement is intended by the Lender and the Pledgor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Pledgor shall hereafter have any rights under any prior agreements but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

        SECTION 5.10 Waiver of Trial by Jury. THE PLEDGOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE PLEDGOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE STOCK COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

    This waiver is knowingly, willingly and voluntarily made by the Pledgor and the Lender, and the Pledgor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Pledgor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

    SECTION 5.11 Liability of the Lender. The Pledgor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investiga- tions or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Stock Collateral or other security for the Obligations. By inspecting the Stock Collateral or any other properties of the Pledgor or by accepting or approving anything required to be observed, performed or fulfilled by the Pledgor or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

    5.12 Liability of Lender. Except for gross negligence or willful misconduct, the Lender shall be under no liability for, and the Pledgor hereby releases the Lender from, all claims for loss or damage caused by (a) the Lender's failure to perform or collect any of the Stock Collateral, or (b) the Lender's failure to preserve or protect any rights of the Pledgor under the Stock Collateral.

    IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed, sealed and delivered, as of the day and year first written above.

WITNESS:                            FLANDERS FILTERS, INC.


/s/ Dawn M. Call                    By: Robert R. Amerson  (SEAL)
-----------------                       ------------------
                                        Robert R. Amerson
                                        Chief Executive


                               ACKNOWLEDGMENT

STATE OF N.C., CITY/COUNTY OF Beaufort, TO WIT:

    On this 23rd day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is Chief Executive Officer of Flanders Filters, Inc., a North Carolina corporation, the Assignor; that he signed the Assignment as Chief Executive Officer of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                          /s/ Debra Elene Hill

                          Notary Public


                          My Commission Expires: May 18, 1999
                          Officer

               EXHIBIT A TO ASSIGNMENT AND SECURITY AGREEMENT

    The Pledgor further represents and warrants to the Lender as follows:

1. The exact legal name of Pledgor is as stated in the initial paragraph to this Agreement.


2.  The Pledgor's Federal Tax Identification Number is: 13-3368271


3.  (a)  The Pledgor's chief executive office is:

    Street Address:         531 Flanders Filters Road
    City or Town:           Washington
    County:                 Beaufort
    State:                  North Carolina

    (b) it is at that address that persons dealing with the Pledgor would normally look for credit information.

4. The mailing address of the Pledgor to be inserted on financing statements covering the Stock Collateral is:

        531 Flanders Filters Road
        Washington, North Carolina 27889

                           IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell(s), assign(s) and transfer(s) to

Name:
Address:




Social Security or other
Identifying Number:    ____________________________


________________ shares  of  the  ______________  stock  of
_____________________________________________________

represented by Certificate(s) No(s)
___________________________________________________________________inclusive,

standing in the name of ____________________________________________________
on the books of said company.


The undersigned does (do) hereby irrevocably constitute(s) and appoint(s)

__________________________________________________________________ attorney to transfer the said stock on the books of said company with full power of substitution in the premises.




Dated: __________________________      _______________________________________

                                Attachment 9

                     COLLATERAL ASSIGNMENT OF COPYRIGHTS

    THIS COLLATERAL ASSIGNMENT OF COPYRIGHTS (this "Assignment") is made as of this 19th day of September, 1996, by PRECISIONAIRE, INC., a corporation organized under the laws of the State of Florida (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using the copyrights as listed on EXHIBIT A attached hereto and made a part hereof and has applied for the copyrights also listed on EXHIBIT A (collectively, the "Copyrights").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") pursuant to which the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the Assignor associated with or relating to products sold under any one or more of the Copyrights and under which the Lender is entitled to foreclose or otherwise deal with the Copyrights under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Copyrights confirmed by a document identifying same and in such form that it may be recorded in the United States Copyright Office.

    E. A further condition of the Lender's agreement to enter into the Financing Agreement was that the Assignor execute and deliver this Assignment in order to secure all of the Obligations (as that term is defined in the Financing Agreement).

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                 ARTICLE I.
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of the Copyrights, each copyright licensed under a copyright license, all products and proceeds of the foregoing, including, without limitation, any claim by the Assignor against third parties for past, present or future infringement of any Copyright, and for any Copyright licensed under any copyright license, together with all the goodwill of the Assignor associated with and represented by the Copyrights and any registration therefor, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits and all rights corresponding thereto throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement) and notice to the Assignor from the Lender and subject to filing with and notice to the United States Copyright office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                 ARTICLE II.
                       REPRESENTATIONS AND WARRANTIES

    SECTION 2.1. Title to Collateral. To its knowledge, the Assignor is the sole owner of the Copyrights and has full and clear title to the Copyrights, free and clear of all Liens and claims of any nature whatsoever, except for Permitted Liens. The Borrower has not assigned, mortgaged, pledged, hypothecated, conveyed, encumbered or otherwise transferred any of the Copyrights or any rights or interests therein to any Person, except for the Liens of the Lender under this Agreement. The Assignor has the right and power to execute this Agreement and to assign and grant a Lien on the Collateral to the Lender. According to the records of the United States Copyright Office each of the Copyrights are subsisting and in full force and effect, are owned by the Assignor, and have not been abandoned, dedicated or infringed upon in any respect. The Assignor has not taken any action or failed to take any action which would or could reasonably be expected to impair, waive, bar, release or otherwise weaken any rights, remedies, actions or claims against any Person for any past, existing or future infringement of any of the Copyrights.

    SECTION 2.2. Registration. All of the Copyrights have been duly registered with the United States Copyright Office or to the extent any such Copyrights are not registered, duly completed and proper applications for registration have been filed and are pending with the United States Copyright Office. The Assignor covenants and agrees to advise the Lender in writing of the registration of any Copyrights for which applications are currently pending so that the Lender and the Assignor may take any and all actions which may be necessary to perfect the Lender's Lien on such Copyrights. The Assignor has paid any and all fees required in connection with any and all applications, registrations and/or renewals of registrations, and the Assignor has no reason to believe that any application for the registration of a Copyright with the United States Copyright Office will be denied or that any existing registration for a Copyright will be rescinded, terminated or otherwise not renewed. Copies of all Copyrights have been filed with the United States Library of Congress or such other Governmental Authority as may be required under applicable Copyright Laws. As of the date of this Agreement the Assignor does not own any Copyrights registered in, or the subject of pending applications in, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, other than those Copyrights specifically described on EXHIBIT A attached hereto and made a part hereof. The term of each Copyright is disclosed on EXHIBIT A; no Copyright nor the Assignor's interest therein, is terminable by any Person other than the Assignor and no Copyright nor the Assignor's interest therein expires or lapses at any time prior to the expiration date provided under applicable Copyright Laws.

    SECTION 2.3. Copyright Licenses. There are no existing recorded or unrecorded nonexclusive or exclusive licenses with respect to any of the Copyrights, or any rights or interests therein, or any other similar agreements which authorize, license or grant or purport to authorize, license or grant any right or power to any Person to sell, distribute, reproduce, and/or otherwise use any of the Copyrights or grant any related or similar rights to any Person, except as otherwise specifically described on EXHIBIT B attached hereto and made a part hereof.

    SECTION 2.4. Work-for-Hire. To the extent that neither the Assignor nor its predecessor in interest is the creator or author of any Copyright and such Copyright was created in the scope of employment of an employee of the Assignor or its predecessor in interest, such Copyright constitutes or qualifies as a "work for hire" Copyright under applicable Copyright Laws and the creator or author has no rights in or claims against any such Copyright or the Assignor's interests therein.

                                ARTICLE III.
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Copyrights and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

            (a) It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

            (b) It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

            (c) If the Assignor acquires rights to any new registered Copyrights, or becomes entitled to the benefit of any copyright application, the provisions of this Assignment shall automatically apply thereto and the Assignor shall give the Lender prompt written notice thereof along with an amended EXHIBIT A.

            (d) The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Copyrights requires such consent.

    Section 3.2     Maintenance.

            (a) The Assignor hereby covenants and agrees to maintain the Copyrights in full force and effect until all of the

Obligations are satisfied in full.

            (b) The Assignor shall have the duty, through counsel acceptable to the Lender, to (i) prosecute diligently any copyright application that is part of the Copyrights pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (ii) preserve and maintain all rights in such applications and/or Copyrights including but not limited to the payment of registration and renewal fees, if any and (iii) upon reasonable written request of the Lender, to make federal application for registration of registerable but unregistered copyrights to the extent the value of such application in the Assignor's business justifies such application for registration. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Copyright or any pending application for copyright registration, unless the value of such Copyright or application in the Assignor's business does not justify the actions required to avoid such abandonment, without the consent of the Lender.

    In the event that any Copyright is infringed, misappropriated or diluted by a third party, the Assignor shall notify the Lender promptly after it learns thereof and shall take such actions as the Assignor shall reasonably deem appropriate under the circumstances to protect such Copyright, including if appropriate, the commencement for infringement, misappropriation or dilution and, if appropriate, to recover any and all damages for such infringement, misappropriation or dilution.

            (c) Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Copyrights, in which event the Lender may, if necessary, at its own expense be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

            (d) If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Copyrights.

            (e) The Assignor will continue to use, for the duration of this Assignment, proper statutory identifications in connection with its use of the Copyrights.

            (f) The Assignor will continue to meet for the duration of this Assignment, consistent standards of quality in its manufacture of products sold under the Copyrights comparable to the standards met by Assignor prior to the date of this Assignment. Moreover, Assignor will comply with all material applicable local, state and Federal laws. Assignor grants to the Lender and its employees and agents the right to visit the Assignor's plants which manufacture or store products sold under any of the Copyrights and to inspect the products and quality control records relating thereto at reasonable times during regular business hours upon reasonable notice to ensure the Assignor's compliance with this paragraph.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Copyrights, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Copyrights, shall be borne and paid by the Assignor on demand by the Lender.

                                 ARTICLE IV.
               EVENTS OF EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right to use the Copyrights and (b) the Lender shall have no right to use the Copyrights or issue any exclusive or non-exclusive license under the Copyrights, or assign, pledge or otherwise transfer title in the Copyrights to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under, except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2     Certain Lender Rights. The Assignor hereby covenants and

agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an "Event of Default" under the Financing Agreement, upon notice to the Assignor, take such action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the

Financing Agreement), in its exclusive discretion, to foreclose upon the Copyrights covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Copyrights or to grant or issue any exclusive or non-exclusive license under the Copyrights to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to anyone else. This power of attorney shall be irrevocable for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    For the purpose of enabling the Lender to exercise rights and remedies hereunder and under applicable Laws at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Assignor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Assignor) to exploit, use, license or sublicense any Copyright, both now owned and hereafter acquired by the Assignor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licenses items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations, the Lender shall execute and deliver to the Assignor all documents necessary to terminate this Assignment and re-vest in the Assignor full title to the Copyrights.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Copyrights, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                 ARTICLE V.
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assignment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Assignment, under seal, the day and year first above written.


WITNESS:                            PRECISIONAIRE, INC.


/s/ Dawn M. Call                    By: /s/ Robert R. Amerson (SEAL)
----------------                        ---------------------
                                        Robert R. Amerson
                                        Chairman of the Board

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:

                                ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is the Chairman of the Board of Precisionaire, Inc., a North Carolina corporation, the Assignor; that he signed the Assignment as Chairman of the Board of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                          /s/ Laura A. Snyder
                          -------------------

                          Notary Public


                          My Commission Expires: 07/27/98

                                  Exhibit A

                                 COPYRIGHTS

Registration No.            Jurisdiction        Title        Date        Term









                           COPYRIGHT APPLICATIONS

Application No.            Jurisdiction        Title        Date Filed   Term









                             COPYRIGHT LICENSES

                                Attachment 10

                     COLLATERAL ASSIGNMENT OF COPYRIGHTS

    THIS COLLATERAL ASSIGNMENT OF COPYRIGHTS (this "Assignment") is made as of this 19th day of September, 1996, by FLANDERS FILTERS, INC., a corporation organized under the laws of the State of North Carolina (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using the copyrights as listed on EXHIBIT A attached hereto and made a part hereof and has applied for the copyrights also listed on EXHIBIT A (collectively, the "Copyrights").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") pursuant to which the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the Assignor associated with or relating to products sold under any one or more of the Copyrights and under which the Lender is entitled to foreclose or otherwise deal with the Copyrights under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Copyrights confirmed by a document identifying same and in such form that it may be recorded in the United States Copyright Office.

    E. A further condition of the Lender's agreement to enter into the Financing Agreement was that the Assignor execute and deliver this Assignment in order to secure all of the Obligations (as that term is defined in the Financing Agreement).

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                 ARTICLE I.
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of the Copyrights, each copyright licensed under a copyright license, all products and proceeds of the foregoing, including, without limitation, any claim by the Assignor against third parties for past, present or future infringement of any Copyright, and for any Copyright licensed under any copyright license, together with all the goodwill of the Assignor associated with and represented by the Copyrights and any registration therefor, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits and all rights corresponding thereto throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement) and notice to the Assignor from the Lender and subject to filing with and notice to the United States Copyright office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                 ARTICLE II.
                       REPRESENTATIONS AND WARRANTIES

    SECTION 2.1. Title to Collateral. To its knowledge, the Assignor is the sole owner of the Copyrights and has full and clear title to the Copyrights, free and clear of all Liens and claims of any nature whatsoever, except for Permitted Liens. The Assignor has not assigned, mortgaged, pledged, hypothecated, conveyed, encumbered or otherwise transferred any of the Copyrights or any rights or interests therein to any Person, except for the Liens of the Lender under this Agreement. The Assignor has the right and power to execute this Agreement and to assign and grant a Lien on the Copyrights to the Lender. According to the records of the United States Copyright Office each of the Copyrights are subsisting and in full force and effect, are owned by the Assignor, and have not been abandoned, dedicated or infringed upon in any respect. The Assignor has not taken any action or failed to take any action which would or could reasonably be expected to impair, waive, bar, release or otherwise weaken any rights, remedies, actions or claims against any Person for any past, existing or future infringement of any of the Copyrights.

    SECTION 2.2. Registration. All of the Copyrights have been duly registered with the United States Copyright Office or to the extent any such Copyrights are not registered, duly completed and proper applications for registration have been filed and are pending with the United States Copyright Office. The Assignor covenants and agrees to advise the Lender in writing of the registration of any Copyrights for which applications are currently pending so that the Lender and the Assignor may take any and all actions which may be necessary to perfect the Lender's Lien on such Copyrights. The Assignor has paid any and all fees required in connection with any and all applications, registrations and/or renewals of registrations, and the Assignor has no reason to believe that any application for the registration of a Copyright with the United States Copyright Office will be denied or that any existing registration for a Copyright will be rescinded, terminated or otherwise not renewed. Copies of all Copyrights have been filed with the United States Library of Congress or such other Governmental Authority as may be required under applicable Copyright Laws. As of the date of this Agreement the Assignor does not own any Copyrights registered in, or the subject of pending applications in, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, other than those Copyrights specifically described on EXHIBIT A attached hereto and made a part hereof. The term of each Copyright is disclosed on EXHIBIT A; no Copyright nor the Assignor's interest therein, is terminable by any Person other than the Assignor and no Copyright nor the Assignor's interest therein expires or lapses at any time prior to the expiration date provided under applicable Copyright Laws.

    SECTION 2.3. Copyright Licenses. There are no existing recorded or unrecorded nonexclusive or exclusive licenses with respect to any of the Copyrights, or any rights or interests therein, or any other similar agreements which authorize, license or grant or purport to authorize, license or grant any right or power to any Person to sell, distribute, reproduce, and/or otherwise use any of the Copyrights or grant any related or similar rights to any Person, except as otherwise specifically described on EXHIBIT B attached hereto and made a part hereof.

    SECTION 2.4. Work-for-Hire. To the extent that neither the Assignor nor its predecessor in interest is the creator or author of any Copyright and such Copyright was created in the scope of employment of an employee of the Assignor or its predecessor in interest, such Copyright constitutes or qualifies as a "work for hire" Copyright under applicable Copyright Laws and the creator or author has no rights in or claims against any such Copyright or the Assignor's interests therein.

                                ARTICLE III.
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Collateral and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

            (a) It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

            (b) It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

            (c) If the Assignor acquires rights to any new registered Copyrights, or becomes entitled to the benefit of any copyright application, the provisions of this Assignment shall automatically apply thereto and the Assignor shall give the Lender prompt written notice thereof along with an amended EXHIBIT A.

            (d) The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Copyrights requires such consent.

    Section 3.2     Maintenance.

            (a) The Assignor hereby covenants and agrees to maintain the Copyrights in full force and effect until all of the

Obligations are satisfied in full.

            (b) The Assignor shall have the duty, through counsel acceptable to the Lender, to (i) prosecute diligently any copyright application that is part of the Copyrights pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (ii) preserve and maintain all rights in such applications and/or Copyrights including but not limited to the payment of registration and renewal fees, if any and (iii) upon reasonable written request of the Lender, to make federal application for registration of registerable but unregistered copyrights to the extent the value of such application in the Assignor's business justifies such application for registration. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Copyright or any pending application for copyright registration, unless the value of such Copyright or application in the Assignor's business does not justify the actions required to avoid such abandonment, without the consent of the Lender.

    In the event that any Copyright is infringed, misappropriated or diluted by a third party, the Assignor shall notify the Lender promptly after it learns thereof and shall take such actions as the Assignor shall reasonably deem appropriate under the circumstances to protect such Copyright, including, if appropriate, the commencement of suit for infringement, misappropriation or dilution and, if appropriate, to recover any and all damages for such infringement, misappropriation or dilution.

            (c) Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Copyrights, in which event the Lender may, if necessary, at its own expense be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

            (d) If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Copyrights.

            (e) The Assignor will continue to use, for the duration of this Assignment, proper statutory identifications in connection with its use of the Copyrights.

            (f) The Assignor will continue to meet for the duration of this Assignment, consistent standards of quality in its manufacture of products sold under the Copyrights comparable to the standards met by Assignor prior to the date of this Assignment. Moreover, Assignor will comply with all material applicable local, state and Federal laws. Assignor grants to the Lender and its employees and agents the right to visit the Assignor's plants which manufacture or store products sold under any of the Copyrights and to inspect the products and quality control records relating thereto at reasonable times during regular business hours upon reasonable notice to ensure the Assignor's compliance with this paragraph.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Copyrights, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Copyrights, shall be borne and paid by the Assignor on demand by the Lender.

                                 ARTICLE IV.
               EVENTS OF EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right to use the Copyrights and (b) the Lender shall have no right to use the Copyrights or issue any exclusive or non-exclusive license under the Copyrights, or assign, pledge or otherwise transfer title in the Copyrights to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under, except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an "Event of Default" under the Financing Agreement, upon notice to the Assignor, take such action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Copyrights covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Copyrights or to grant or issue any exclusive or non-exclusive license under the Copyrights to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights to anyone else. This power of attorney shall be irrevocable for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    For the purpose of enabling the Lender to exercise rights and remedies hereunder and under applicable Laws at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Assignor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Assignor) to exploit, use, license or sublicense any Copyright, both now owned and hereafter acquired by the Assignor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licenses items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations, the Lender shall execute and deliver to the Assignor all documents necessary to terminate this Assignment and re-vest in the Assignor full title to the Copyrights.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Copyrights, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                 ARTICLE V.

                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assignment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Assignment, under seal, the day and year first above written.

WITNESS:                            FLANDERS FILTERS, INC.


/s/ Dawn M. Call                    By: /s/ Robert R. Amerson (SEAL)
----------------                        ---------------------
                                        Robert R. Amerson
                                        Chief Executive Officer

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:

                                ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is the Chief Executive Officer of Flanders Filters, Inc., a North Carolina corporation, the Assignor; that he signed the Assignment as Chief Executive Officer of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                          /s/ Laura A. Snyder
                          -------------------

                          Notary Public


                          My Commission Expires: 07/27/98

                                Attachment 11

                     COLLATERAL ASSIGNMENT OF TRADEMARKS
                                 AS SECURITY

    THIS COLLATERAL ASSIGNMENT OF TRADEMARKS AS SECURITY (this "Assignment") is made as of this 19th day of September, 1996, by CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using certain the trademarks as listed on SCHEDULE A attached hereto and made a part hereof and has applied for or has pending the trademarks also as listed on SCHEDULE A (collectively, the "Trademarks").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), FLANDERS FILERS, INC., a corporation organized and existing under the laws of the North Carolina ("Flanders Filters"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), FLANDERS FILTERS, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders Filters"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Flanders Filters, Flanders AirPure West, Flanders Filters and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") pursuant to which the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers have granted to the Lender a lien on and security interest in certain assets of the Assignor associated with or relating to products sold under any one or more of the Trademarks and under which the Lender is entitled to foreclose or otherwise deal with the Trademarks under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

    E. As collateral security for the Obligations, whether arising under the Financing Documents or otherwise, the Assignor has agreed to assign to the Lender the Trademarks and the goodwill of the business associated therewith.

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor hereby grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on and collateral assignment of the Trademarks, together with all the goodwill of the Assignor associated with and represented by the Trademarks and any registration therefor, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits and all rights corresponding thereto throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement) and notice to the Assignor from the Lender and subject to filing with and notice to the United States Patent and Trademark Office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                  ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

    Section 2.1 Trademark Existence. The Assignor represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each of the Obligations are incurred, that based on the records of the United States Patent and Trademark Office and any state trademark offices and to the Assignor's knowledge:

            2.1.1 The registered Trademarks are subsisting and have not been adjudged invalid or unenforceable in the United States or in the jurisdictions in which it is registered.

            2.1.2 Each of the registered Trademarks is valid and enforceable in the United States or in the jurisdictions in which it is registered.

            2.1.3 Except as set forth on SCHEDULE B to this Assignment, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Trademarks, in the United States or in the jurisdictions in which it is registered, each of the Trademarks is free and clear of any Liens (as that term is defined in the Financing Agreement) licenses, and other encumbrances including, without limitation, covenants by the Assignor not to sue third persons.

            2.1.4 The Assignor has the unqualified right to enter into this Assignment and perform its terms.

                                  ARTICLE 3
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Trademarks and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

            (a) It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

            (b) It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

            (c) If the Assignor acquires rights to any new Trademarks, the provisions of this Assignment shall automatically apply thereto and the Assignor shall give the Lender prompt written notice thereof along with an amended SCHEDULE A.

            (d) The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Trademarks requires such consent.

    Section 3.2     Maintenance.

            (a) The Assignor hereby covenants and agrees to maintain the Trademarks in full force and effect until all of the Obligations are satisfied in full.

            (b) The Assignor shall have the duty, through counsel acceptable to the Lender, to (i) prosecute diligently any trademark application that is part of the Trademarks pending as of the date of this Agreement or thereafter (to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full), (ii) preserve and maintain all rights in such applications and/or Trademarks including but not limited to the payment of registration and renewal fees, if any and (iii) upon reasonable written request of the Lender, to make federal application for registration of registerable but unregistered trademarks to the extent the value of such application in the Assignor's business justifies such application for registration. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Trademark or any pending application for trademark registration, unless the value of such Trademark or application in the Assignor's business does not justify the actions required to avoid such abandonment, without the consent of the Lender.

            (c) Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Trademarks, in which event the Lender may, if necessary, at its own expense, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

            (d) If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Trademarks.

            (e) The Assignor will continue to use, for the duration of this Assignment, proper statutory identification in connection with its use of the Trademarks.

            (f) The Assignor will continue to meet for the duration of this Assignment, consistent standards of quality in its manufacture of products sold under the Trademarks comparable to the standards met by Assignor prior to the date of this Assignment. Moreover, Assignor will comply with all material applicable local, state and Federal laws. Assignor grants to the Lender and its employees and agents the right to visit the Assignor's plants which manufacture or store products sold under any of the Trademarks and to inspect the products and quality control records relating thereto at reasonable times during regular business hours upon reasonable notice to ensure the Assignor's compliance with this paragraph.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Trademarks, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by the Assignor on demand by the Lender.

                                  ARTICLE 4
               EVENTS OR EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right to use the Trademarks and (b) the Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license under the Trademarks, or assign, pledge or otherwise transfer title in the Trademarks to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under, except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement, the license granted to the Assignor in this Paragraph, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an "Event of Default" under the Financing Agreement, upon notice to the Assignor, take such action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Trademarks covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. This power of attorney shall be irrevocable for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations, the Lender shall execute and deliver to the Assignor all documents necessary to terminate this Assignment and re-vest in the Assignor full title to the Trademarks.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                  ARTICLE 5
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assignment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has have executed this Collateral Assignment of Trademarks as Security, under seal, the day and year first above written.

WITNESS:                            CHARCOAL SERVICE CORPORATION



/s/ Dawn M. Call                    By: /s/ Robert R. Amerson (SEAL)
----------------                        ---------------------
                                        Robert R. Amerson
                                        Chief Executive Officer

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:

                               ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:

    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is the Chief Executive Officer of Charcoal Service Corporation, a North Carolina corporation, the Assignor; that he signed the Assignment as Chief Executive Officer of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                          /s/ Laura A. Snyder
                          -------------------

                          Notary Public


                          My Commission Expires: 07/27/98

                                Attachment 12

                     COLLATERAL ASSIGNMENT OF TRADEMARKS
                                 AS SECURITY

    THIS COLLATERAL ASSIGNMENT OF TRADEMARKS AS SECURITY (this "Assignment") is made as of this 19th day of September, 1996, by PRECISIONAIRE, INC., a corporation organized and existing under the laws of the state of North Carolina (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using certain trademarks as listed on SCHEDULE A attached hereto and made a part hereof and has applied for the trademarks also listed on SCHEDULE A (collectively, the "Trademarks").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), FLANDERS FILERS, INC., a corporation organized and existing under the laws of the North Carolina ("Flanders Filters"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Flanders Filters, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") pursuant to which the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the Assignor associated with or relating to products sold under any one or more of the Trademarks and under which the Lender is entitled to foreclose or otherwise deal with the Trademarks under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

    E. As collateral security for the Obligations, whether arising under the Financing Documents or otherwise, the Assignor has agreed to assign to the Lender, the Trademarks and the goodwill of the business associated therewith.

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor hereby grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of the Trademarks, together with all the goodwill of the Assignor associated with and represented by the Trademarks and any registration therefor, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits and all rights corresponding thereto throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement) and notice to the Assignor from the Lender and subject to filing with and notice to the United States Patent and Trademark Office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                  ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

    Section 2.1 Trademark Existence. The Assignor represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each of the Obligations are incurred, that based on the records of the United States Patent and Trademark Office and any state trademark offices and to the Assignor's knowledge:

            2.1.1 The registered Trademarks are subsisting and have not been adjudged invalid or unenforceable in the United States or in the jurisdictions in which it is registered.

            2.1.2 Each of the registered Trademarks is valid and enforceable in the United States or in the jurisdictions in which it is registered.

            2.1.3 Except as set forth on SCHEDULE B to this Assignment, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Trademarks, in the United States or in the jurisdictions in which it is registered, each of the Trademarks is free and clear of any Liens (as that term is defined in the Financing Agreement) licenses, and other encumbrances including, without limitation, covenants by the Assignor not to sue third persons.

            2.1.4 The Assignor has the unqualified right to enter into this Assignment and perform its terms.

                                  ARTICLE 3
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Trademarks and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

            (a) It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

            (b) It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

            (c) If the Assignor acquires rights to any new Trademarks, or becomes entitled to the benefit of any trademark application, the provisions of this Assignment shall automatically apply thereto and the Assignor shall give the Lender prompt written notice thereof along with an amended SCHEDULE A.

            (d) The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Trademarks requires such consent.

    Section 3.2     Maintenance.

            (a) The Assignor hereby covenants and agrees to maintain the Trademarks in full force and effect until all of the Obligations are satisfied in full.

            (b) The Assignor shall have the duty, through counsel acceptable to the Lender, to (i) prosecute diligently any trademark application that is part of the Trademarks pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (ii) preserve and maintain all rights in such applications and/or Trademarks including but not limited to the payment of registration and renewal fees, if any and (iii) upon reasonable written request of the Lender, to make federal application for registration of registerable but unregistered trademarks to the extent the value of such application in the Assignor's business justifies such application for registration. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Trademark or any pending application for trademark registration, unless the value of such Trademark or application in the Assignor's business does not justify the actions required to avoid such abandonment, without the consent of the Lender.

            (c) Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Trademarks, in which event the Lender may, if necessary, at its own expense, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

            (d) If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Trademarks.

            (e) The Assignor will continue to use, for the duration of this Assignment, proper statutory identification in connection with its use of the Trademarks.

            (f) The Assignor will continue to meet for the duration of this Assignment, consistent standards of quality in its manufacture of products sold under the Trademarks comparable to the standards met by Assignor prior to the date of this Assignment. Moreover, Assignor will comply with all material applicable local, state and Federal laws. Assignor grants to the Lender and its employees and agents the right to visit the Assignor's plants which manufacture or store products sold under any of the Trademarks and to inspect the products and quality control records relating thereto at reasonable times during regular business hours upon reasonable notice to ensure the Assignor's compliance with this paragraph.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Trademarks, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by the Assignor on demand by the Lender.

                                  ARTICLE 4
               EVENTS OR EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right to use the Trademarks and (b) the Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license under the Trademarks, or assign, pledge or otherwise transfer title in the Trademarks to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under, except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial

Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an "Event of Default" under the Financing Agreement, upon notice to the Assignor, take such action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Trademarks covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. This power of attorney shall be irrevocable for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations, the Lender shall execute and deliver to the Assignor all documents necessary to terminate this Assignment and re-vest in the Assignor full title to the Trademarks.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                  ARTICLE 5
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assign- ment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Assignment, under seal, the day and year first above written.

WITNESS:                            PRECISIONAIRE, INC.



/s/ Dawn M. Call                    By: /s/ Robert R. Amerson (SEAL)
----------------                        ---------------------
                                        Robert R. Amerson
                                        Chief Executive Officer

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:

                               ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is the Chairman of the Board of Precisionaire, Inc., a Florida corporation, the Assignor; that he signed the Assignment as Chairman of the Board of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                          /s/ Laura A. Snyder
                          -------------------

                          Notary Public


                          My Commission Expires: 07/27/98

                                Attachment 13

                     COLLATERAL ASSIGNMENT OF TRADEMARKS
                                 AS SECURITY

    THIS COLLATERAL ASSIGNMENT OF TRADEMARKS AS SECURITY (this "Assignment") is made as of this 19th day of September, 1996, by FLANDERS FILTERS, INC., a corporation organized under the laws of the State of North Carolina (the "Assignor"), in favor of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                  RECITALS

    A. The Assignor has adopted, used and is using the trademarks as listed on SCHEDULE A attached hereto and made a part hereof and has applied for the trademarks also listed on SCHEDULE A (collectively, the "Trademarks").

    B. The Assignor, FLANDERS CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Flanders Corporation"), FLANDERS AIRPURE PRODUCTS COMPANY, LLC, a limited liability company organized and existing under the laws of the State of North Carolina ("Flanders AirPure"), FLANDERS INTERNATIONAL PTE, LTD., a corporation organized and existing under the laws of Singapore ("Flanders International"), PRECISIONAIRE, INC., a corporation organized and existing under the laws of the State of Florida ("Precisionaire"), FLANDERS AIRPURE WEST, INC., a corporation organized and existing under the laws of the State of North Carolina ("Flanders AirPure West"), CHARCOAL SERVICE CORPORATION, a corporation organized and existing under the laws of the State of North Carolina ("Charcoal"), and AIR SEAL FILTER HOUSINGS, INC., a corporation organized and existing under the laws of the State of Texas ("Air Seal") (Assignor, Flanders Corporation, Flanders AirPure, Flanders International, Precisionaire, Flanders AirPure West, Charcoal and Air Seal are herein collectively referred to as the "Borrowers" and each individually as a "Borrower") and the Lender, as the "Lender", have entered into a Financing and Security Agreement dated the date hereof (as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement") pursuant to which the Lender extended certain credit facilities to the Borrowers as part of the Borrowers' "Obligations" (as defined in the Financing Agreement). The Financing Agreement and this Assignment are part of the "Financing Documents" as defined in the Financing Agreement. References in this Assignment or elsewhere to the Financing Agreement, this Assignment or any of the other Financing Documents mean the same as amended, modified, substituted, extended and renewed from time to time.

    C. The Financing Agreement contains security agreements under which the Borrowers, including the Assignor, have granted to the Lender a lien on and security interest in certain assets of the Assignor associated with or relating to products sold under any one or more of the Trademarks and under which the Lender is entitled to foreclose or otherwise deal with the Trademarks under the terms and conditions set forth in the Financing Agreement.

    D. The Lender desires to have its interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

    E. As collateral security for the Obligations, whether arising under the Financing Documents or otherwise, the Assignor has agreed to assign to the Lender, the Trademarks and the goodwill of the business associated therewith.

    NOW THEREFORE, with the foregoing Recitals being deemed incorporated by reference and made a part hereof, and in consid- eration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

                                  ARTICLE 1
                                 ASSIGNMENT

    In consideration of and pursuant to the terms of the Financing Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure all of the Obligations, the Assignor grants, assigns and conveys to the Lender all of its present and future right, title and interest in and to, and grants to the Lender a security interest in, Lien on, and collateral assignment of the Trademarks, together with all the goodwill of the Assignor associated with and represented by the Trademarks and any registration therefor, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits and all rights corresponding thereto throughout the world.

    The foregoing grant, security interest and assignment is a present grant of a collateral assignment and, upon the occurrence of an Event of Default (as defined in the Financing Agreement) and notice to the Assignor from the Lender and subject to filing with and notice to the United States Patent and Trademark Office, shall become an absolute assignment in favor of the Lender or in favor of such person as the Lender may designate, and may be the subject of such confirmatory instruments as the Lender may elect, which instruments shall be conclusive evidence of the Event of Default and absolute assignment.

                                  ARTICLE 2
                       REPRESENTATIONS AND WARRANTIES

    Section 2.1 Trademark Existence. The Assignor represents and warrants to the Lender, and shall be deemed to represent and warrant to the Lender at the time each of the Obligations are incurred, that based on the records of the United States Patent and Trademark Office and any state trademark offices and to the Assignor's knowledge:

            2.1.1 The registered Trademarks are subsisting and have not been adjudged invalid or unenforceable in the United States or in the jurisdictions in which it is registered.

            2.1.2 Each of the registered Trademarks is valid and enforceable in the United States or in the jurisdictions in which it is registered.

            2.1.3 Except as set forth on SCHEDULE B to this Assignment, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Trademarks, in the United States or in the jurisdictions in which it is registered, each of the Trademarks is free and clear of any Liens (as that term is defined in the Financing Agreement) licenses, and other encumbrances including, without limitation, covenants by the Assignor not to sue third persons.

            2.1.4 The Assignor has the unqualified right to enter into this Assignment and perform its terms.

                                  ARTICLE 3
                          COVENANTS AND AGREEMENTS

    Section 3.1 New Agreements, Trademarks and Consents. The Assignor covenants that until all the Obligations have been paid and performed in full:

            (a) It will not enter into any agreement, including without limitation, license agreements, that would have a material adverse effect on the Lender's rights under this Assignment. The Assignor shall give the Lender not less than ten (10) days prior written notice (as provided in Section 8.1 of the Financing Agreement) of each and every proposed license agreement.

            (b) It will exercise reasonable supervision over each of its present and future employees, agents and consultants which will enable the Assignor to comply with the covenants herein contained.

            (c) If the Assignor acquires rights to any new Trademarks, or becomes entitled to the benefit of any trademark application, the provisions of this Assignment shall automatically apply thereto and the Assignor shall give the Lender prompt written notice thereof along with an amended SCHEDULE A.

            (d) The Assignor shall, at the Lender's request, obtain consents to this Assignment where the Assignor's right to assign any Trademarks requires such consent.

    Section 3.2     Maintenance.

            (a) The Assignor hereby covenants and agrees to maintain the Trademarks in full force and effect until all of the Obligations are satisfied in full.

            (b) The Assignor shall have the duty, through counsel acceptable to the Lender, to (i) prosecute diligently any trademark application that is part of the Trademarks pending as of the date of this Agreement or thereafter to the extent the value of such application in the Assignor's business justifies such prosecution until the Obligations shall have been satisfied in full, (ii) preserve and maintain all rights in such applications and/or Trademarks including but not limited to the payment of registration and renewal fees, if any and (iii) upon reasonable written request of the Lender, to make federal application for registration of registerable but unregistered trademarks to the extent the value of such application in the Assignor's business justifies such application for registration. Any expenses incurred in connection with such applications shall be part of the Enforcement Costs (as that term is defined in the Financing Agreement). The Assignor shall not abandon any Trademark or any pending application for trademark registration, unless the value of such Trademark or application in the Assignor's business does not justify the actions required to avoid such abandonment, without the consent of the Lender.

            (c) Prior to an Event of Default, the Assignor shall have the right to bring suit in its own name to enforce the Trademarks, in which event the Lender may, if necessary, at its own expense, be joined as a nominal party to such suit if the Lender shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. If suit is brought subsequent to an Event of Default, the Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and reasonable expenses, including attorneys' fees, as they arise incurred by the Lender in the fulfillment of the provisions of this paragraph.

            (d) If the Assignor fails to comply with any of its obligations hereunder in any material respect, the Lender may do so in the Assignor's name or in the Lender's name, but at the Assignor's expense, and the Assignor hereby agrees to reimburse and indemnify the Lender in full for all expenses, including reasonable attorneys' fees, incurred by the Lender in protecting, defending and maintaining the Trademarks.

            (e) The Assignor will continue to use, for the duration of this Assignment, proper statutory identification in connection with its use of the Trademarks.

            (f) The Assignor will continue to meet for the duration of this Assignment, consistent standards of quality in its manufacture of products sold under the Trademarks comparable to the standards met by Assignor prior to the date of this Assignment. Moreover, Assignor will comply with all material applicable local, state and Federal laws. Assignor grants to the Lender and its employees and agents the right to visit the Assignor's plants which manufacture or store products sold under any of the Trademarks and to inspect the products and quality control records relating thereto at reasonable times during regular business hours upon reasonable notice to ensure the Assignor's compliance with this paragraph.

    Section 3.3 Fees and Expenses. The Assignor agrees to pay to the Lender upon demand as part of the Enforcement Costs defined in the Financing Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorney's fees and legal expenses incurred by the Lender in connection with the preparation of this Assignment and of all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining or preserving the Trademarks, or in enforcing the Lender's rights therein or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by the Assignor on demand by the Lender.

                                  ARTICLE 4
               EVENTS OR EVENT OF DEFAULT; RIGHTS AND REMEDIES

    Section 4.1 Assignor Use. Prior to an Event of Default (a) the Assignor shall have an exclusive nontransferable right to use the Trademarks and (b) the Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license under the Trademarks, or assign, pledge or otherwise transfer title in the Trademarks to any other party. The Assignor agrees not to sell or assign its interest in, or grant any sublicense under, except in the ordinary course of business and only if such sublicensee is provided notice that the sublicense is subject to the terms of this Agreement, the license granted to the Assignor in this Section, without the prior written consent of the Lender.

    Section 4.2 Certain Lender Rights. The Assignor hereby covenants and agrees that the Lender, as assignee hereunder and as the holder of a security interest under the Uniform Commercial

Code, as now or hereafter in effect in Maryland, and under any other applicable law may, following an "Event of Default" under the Financing Agreement, upon notice to the Assignor, take such action permitted hereunder or under the other Financing Documents or permitted by applicable Laws (as that term is defined in the Financing Agreement), in its exclusive discretion, to foreclose upon the Trademarks covered hereby. For such purposes, and in the event of the Assignor's default hereunder or in the Obligations, the Assignor hereby authorizes and empowers the Lender to make, constitute and appoint any officer or agent of the Lender as the Lender may select, in its exclusive discretion, as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. This power of attorney shall be irrevocable for the life of the Assignment, the Financing Agreement, the Financing Documents and other obligations and until all of the Obligations to the Lender are satisfied in full.

    Section 4.3 Rights and Remedies. All rights and remedies herein granted to the Lender shall be in addition to any rights and remedies granted to the Lender under the Financing Documents.

    Section 4.4 Re-Vesting of Assignor's Rights. Upon the full payment and performance of all of the Obligations, the Lender shall execute and deliver to the Assignor all documents necessary to terminate this Assignment and re-vest in the Assignor full title to the Trademarks.

    Section 4.5 No Waiver. No course of dealing between the Assignor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, and all of the Lender's rights and remedies with respect to the Trademarks, whether established hereby or by the Financing Documents, or by any other future agreements between the Assignor and the Lender or by law shall be cumulative and may be exercised singularly or concurrently.

                                  ARTICLE 5
                                MISCELLANEOUS

    Section 5.1 Severability. The provisions of this Assignment are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

    Section 5.2 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties and shall specifically inure, without limitation, to the benefit of each Person who may from time to time be a "Lender" under the Financing Agreement.

    Section 5.3 Modification. This Assignment is subject to modification only by a writing signed by the parties and shall be subject to the terms, provisions, and conditions set forth in the Financing Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

    Section 5.4 Captions and Headings. The section headings in this Assignment are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

    Section 5.5 Governing Law. This Assignment shall be governed by and construed in conformity with the laws of the State of Maryland.

    IN WITNESS WHEREOF, the Assignor has executed this Assignment, under seal, the day and year first above written.

WITNESS:                            FLANDERS FILTERS, INC.


/s/ Dawn M. Call                    By: /s/ Robert R. Amerson (SEAL)
----------------                        ---------------------
                                        Robert R. Amerson
                                        Chief Executive Officer

Approved and Accepted:

_______________________



By:___________________________
   Name:
   Title:

                               ACKNOWLEDGMENT

STATE OF MARYLAND, CITY OF BALTIMORE, TO WIT:


    On this 19th day of September, 1996, before me personally appeared Robert
R. Amerson, to me known and being duly sworn, deposes and says that he is the Chief Executive Officer of Flanders Filters, Inc., a North Carolina corporation, the Assignor; that he signed the Assignment as Chief Executive Officer of such corporation pursuant to the authority vested in him by law; that the within Assignment is the voluntary act of such corporation; and he desires the same to be recorded as such.


                          /s/ Laura A. Snyder
                          -------------------

                          Notary Public


                          My Commission Expires: 07/27/98